UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-04375

Name of Fund:	BlackRock Multi-State Municipal Series Trust
BlackRock New York Municipal Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-State Municipal Series Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2024

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	BlackRock NewYork Municipal Opportunities Fund

Investment Objective

BlackRock NewYork Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2023, all of the Fund’s share classes outperformed both its primary benchmark, the Bloomberg Municipal Bond Index, and its secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% Bloomberg Municipal Bond: New York High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

The Fund’s holdings in longer-duration and longer-maturity securities contributed to results. (Duration is a measure of interest rate sensitivity.) The Fund also benefited from its holdings in lower-rated investment-grade bonds and high yield (non-investment grade) issues at a time of tightening credit spreads. The Fund’s use of U.S. Treasury futures to manage interest rate risk also contributed positively.

The Fund’s allocation to Puerto Rico utilities debt detracted from performance, as did security selection in the education sector. The Fund’s holdings in cash were also a drag on results given the positive returns for the municipal market.

Describe recent portfolio activity.

The Fund’s duration increased in the second half of 2023 and was in line with the index at the end of December 2023. For the majority of the period, the Fund’s duration was either in line with or above that of the benchmark.

The Fund’s investment adviser focused on improving call protection in an effort to lock in higher yields. In terms of maturities, the largest increase occurred in the 20- to 25-year range and the largest decrease was in 15- to 18-year issues. With respect to credit quality, the largest decrease was in the AA rated tier.

While much of New York issuance tends to be concentrated in a handful of large issuers, a more diverse range of issuers entered the market during the period. The investment adviser focused on these deals, as well as similar situations in the secondary market.

Describe portfolio positioning at period end.

The Fund’s duration was in line with the benchmark. The Fund was overweight in the 15- to 25-year maturity range, as well as in A rated securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.14%	3.02%	4.39%	6.83%	N/A	2.08%	N/A	3.72%	N/A

Investor A	2.77	2.68	4.25	6.66	2.13%	1.83	0.95%	3.48	3.03%

Investor A1	2.92	2.83	4.33	6.81	N/A	1.98	N/A	3.62	N/A

Investor C	2.16	2.05	3.96	5.86	4.86	1.07	1.07	2.85	2.85

Class K	3.20	3.11	4.41	6.88	N/A	2.12	N/A	3.75	N/A

Customized Reference Benchmark(c)	—	—	3.78	7.56	N/A	2.33	N/A	N/A	N/A

Bloomberg Municipal Bond Index(d)	—	—	3.63	6.40	N/A	2.25	N/A	3.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

A customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% Bloomberg Municipal Bond: New York High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock NewYork Municipal Opportunities Fund

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,043.90	$3.73		$2.59		$1,000.00	$1,021.49	$3.69		$1,022.60	$2.56		0.73%	0.50%
Investor A	1,000.00	1,042.50	5.01		3.87		1,000.00	1,020.23	4.95		1,021.35	3.83		0.98	0.75
Investor A1	1,000.00	1,043.30	4.24		3.10		1,000.00	1,020.99	4.20		1,022.10	3.07		0.83	0.60
Investor C	1,000.00	1,039.60	8.85		7.71		1,000.00	1,016.46	8.75		1,017.58	7.62		1.73	1.50
Class K	1,000.00	1,044.10	3.47		2.33		1,000.00	1,021.74	3.43		1,022.85	2.31		0.68	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	21.8%
County/City/Special District/School District	19.4
Utilities	18.0
State	15.6
Education	11.5
Housing	5.7
Tobacco	3.3
Corporate	2.7
Health	1.8
Other*	0.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2024	4.9%
2025	2.8
2026	2.8
2027	9.1
2028	3.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	12.8%
AA/Aa	53.6
A	18.4
BBB/Baa	4.6
BB/Ba	0.6
B	0.8
N/R(e)	9.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2023, the Fund’s Institutional and Class K Shares outperformed its primary benchmark, the Bloomberg Municipal High Yield Bond Index, while its Investor A Shares performed in line and its Investor C Shares underperformed. For the same period, all of the Fund’s share classes outperformed its secondary benchmark, a customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index / 60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index / 20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”) with the exception of its Investor C shares, which underperformed. The following discussion of relative performance pertains to the High Yield Customized Reference Benchmark.

What factors influenced performance?

High yield municipal bonds performed well in the second half of the period. After a difficult start, the asset class staged a strong rally in November and December 2023 thanks to the combination of falling government bond yields and a decline in yield spreads.

The Fund’s holdings in the other industries, corporate-backed, and education sectors contributed to relative performance. Overweights in AA and A rated securities also helped results, as did an overweight in bonds with maturities of 20 years and above. An emphasis on positive convexity and discount bonds—including those with below 5% coupons and zero coupons—benefited performance. (Positive convexity is a characteristic than can help a bond outperform as interest rates fall.)

Holdings in BBB, BB and B rated bonds detracted from relative performance. Underweights in 5% coupon issues and maturities shorter than 20 years detracted, as well.

Describe recent portfolio activity.

The Fund experienced net outflows in the period, prompting the investment adviser to sell securities that had limited upside potential and where it could harvest tax losses. It continued to focus on adding bonds it believed had above-average risk-and-return profiles. As the Fed signaled that its rate hiking cycle was nearing its end, the investment adviser increased the Fund’s leverage position in an effort to boost income.

Describe portfolio positioning at period end.

The Fund was long convexity and discount bonds, and it was underweight in premium 5% coupon securities. The Fund was overweight in the corporate-backed, other industries, and education sectors, and it was underweight in school districts, tax-backed local, transportation, health, tax-backed states, tobacco, and housing. It was overweight A rated and non-rated bonds and underweight in BBBs and BBs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock High Yield Municipal Fund

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.17%	4.10%	4.68%	7.10%	N/A	2.63%	N/A	4.77%	N/A

Investor A	3.77	3.72	4.55	6.84	2.30%	2.37	1.48%	4.51	4.05%

Investor C	3.20	3.12	4.15	6.03	5.03	1.60	1.60	3.88	3.88

Class K	4.24	4.18	4.70	7.15	N/A	2.67	N/A	4.79	N/A

High Yield Customized Reference Benchmark(c)	—	—	4.32	8.56	N/A	3.16	N/A	N/A	N/A

Bloomberg Municipal High Yield Bond Index(d)	—	—	4.57	9.21	N/A	3.49	N/A	5.00	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will primarily invest in municipal bonds that have a maturity of five years or longer.

(c)

A customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index/60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The High Yield Customized Reference Benchmark commenced on September 30, 2016.

(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,046.80	$2.87		$2.82		$1,000.00	$1,022.33	$2.84		$1,022.38	$2.79		0.56%	0.55%
Investor A	1,000.00	1,045.50	4.16		4.11		1,000.00	1,021.07	4.11		1,021.12	4.06		0.81	0.80
Investor C	1,000.00	1,041.50	8.00		7.95		1,000.00	1,017.30	7.91		1,017.35	7.85		1.56	1.55
Class K	1,000.00	1,047.00	2.62		2.56		1,000.00	1,022.58	2.58		1,022.63	2.53		0.51	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2023 (continued)	BlackRock High Yield Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Corporate	16.6%
State	16.4
Health	15.1
Education	14.3
County/City/Special District/School District	13.0
Transportation	8.8
Tobacco	5.9
Housing	4.9
Utilities	4.1
Other*	0.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2024	11.7%
2025	2.1
2026	7.1
2027	7.3
2028	8.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	0.8%
AA/Aa	12.8
A	12.4
BBB/Baa	7.8
BB/Ba	8.7
B	1.3
N/R(e)	56.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2023, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal Bond Index.

What factors influenced performance?

After performing poorly in the first four months of the period, municipal bonds rallied in November and December 2023 to close with solid gains. The recovery stemmed from the combination of more favorable inflation data and indications that the Fed could begin to cut interest rates in 2024.

The Fund held positions in bonds with characteristics that caused them to underperform when the market moved higher in the final two months of the period. While these securities generally appreciated in price, they did not keep pace with those that have higher interest rate sensitivity. The Fund’s cash position also dampened performance in the rising market, as did its efforts to manage interest rate risk through the use of U.S. Treasury futures.

The Fund’s holdings in longer-duration securities performed well in the favorable market environment. (Duration is a measure of interest rate sensitivity.) Overweights in the transportation and corporate-backed sectors also helped relative performance, as did an out-of-benchmark position in high-yield bonds.

Describe recent portfolio activity.

As the bond market rallied and credit spreads tightened, the investment adviser reduced the portfolio’s duration and increased its credit quality. It believed this shift would help maintain an attractive level of income while also reducing volatility. The investment adviser reduced the Fund’s cash position and trimmed its allocation to high yield bonds. It also decreased the Fund’s leverage position.

Describe portfolio positioning at period end.

The Fund had an average credit quality of AA, up from AA- at the start of the period, and it held a 14.8% weighting in bonds subject to the alternative minimum tax (AMT). Duration stood at approximately 6.0 years, equal to that of the benchmark. The Fund was overweight in the corporate-backed and transportation sectors, while its largest underweights were in school districts and local tax-backed issues. Its cash position was slightly above 4.0%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.16%	3.10%	2.88%	6.13%	N/A	1.76%	N/A	2.85%	N/A

Service	2.88	2.81	2.85	5.87	N/A	1.51	N/A	2.63	N/A

Investor A	2.79	2.74	2.85	5.86	1.37%	1.51	0.63%	2.62	2.18%

Investor C	2.17	2.12	2.36	5.08	4.08	0.75	0.75	2.02	2.02

Class K	3.21	3.18	3.01	6.18	N/A	1.81	N/A	2.93	N/A

Bloomberg Municipal Bond Index(c)	—	—	3.63	6.40	N/A	2.25	N/A	3.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will primarily invest in municipal bonds that have a maturity of five years or longer.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2023 (continued)	BlackRock National Municipal Fund

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,028.80	$2.60		$2.22		$1,000.00	$1,022.58	$2.59		$1,022.95	$2.21		0.51%	0.44%
Service	1,000.00	1,028.50	3.87		3.50		1,000.00	1,021.32	3.86		1,021.69	3.48		0.76	0.69
Investor A	1,000.00	1,028.50	3.87		3.49		1,000.00	1,021.32	3.86		1,021.69	3.48		0.76	0.69
Investor C	1,000.00	1,023.60	7.68		7.30		1,000.00	1,017.55	7.65		1,017.92	7.28		1.51	1.44
Class K	1,000.00	1,030.10	2.34		1.97		1,000.00	1,022.83	2.34		1,023.20	1.96		0.46	0.39

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	23.1%
State	16.1
Corporate	15.6
Utilities	15.2
Education	8.6
County/City/Special District/School District	8.3
Health	8.0
Housing	3.0
Fixed Income Funds	1.5
Other*	0.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2024	3.3%
2025	5.0
2026	9.7
2027	16.9
2028	5.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	12.2%
AA/Aa	54.0
A	25.7
BBB/Baa	1.5
BB/Ba	1.4
B	0.1
N/R(e)	5.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2023, all of the Fund’s share classes outperformed its primary benchmark, the Bloomberg Municipal 1-5 Year Index with the exception of its Investor C shares which underperformed. For the same period, the Fund’s Institutional, Investor A, Investor A1 and Class K shares outperformed while its Investor C shares performed in line with its new secondary benchmark, a customized weighted index comprised of the Bloomberg National Short 0-5 year maturities, excluding non-investment grade (the “New Short-Term Customized Reference Benchmark”). For the six-month period ended December 31, 2023, all of the Fund’s share classes outperformed its former secondary benchmark, the Short-Term Customized Reference Benchmark. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the New Short-Term Customized Reference Benchmark.

What factors influenced performance?

Sector allocation was the largest contributor to relative performance in the reporting period, led by an overweight in prepaid gas bonds. An underweight in pre-refunded securities also helped results. The Fund’s duration positioning was a further positive. (Duration is a measure of interest rate sensitivity.) An overweight in lower-rated issues in the investment-grade category, which benefited from their above-average yields, also contributed positively.

The Fund’s yield curve positioning detracted from performance. The portfolio was barbelled, with overweights in cash and bonds with four- to seven-year maturities and underweight in those with one- to three-year maturities. Cash, while helping performance in the third calendar quarter, detracted over the full period due to the subsequent rally in the bond market.

Describe recent portfolio activity.

During the first half of the period, the investment adviser kept the Fund’s duration below that of the benchmark in response to the continued hawkish stance by the Fed. The investment adviser’s activity in this time mainly consisted of relative value trades in which it shifted out of higher-rated issues with tight yield spreads into more attractive opportunities.

Once economic and inflation data began to indicate that the Fed was likely to pivot toward a more accommodative policy, the investment adviser repositioned the Fund by adding approximately a half year of duration (thereby increasing its interest rate sensitivity). The investment adviser added a mix of higher- and lower-rated securities. It funded the purchases from the sale of lower-yielding positions with below-average total return potential, as well as from the proceeds of maturing securities. Additionally, the investment adviser maintained a position in floating rate notes given that they provided a yield advantage over cash and offered a way to balance the Fund’s longer-dated holdings due to their limited interest rate sensitivity. The investment adviser maintained an overweight position in the prepaid gas sector, where yields were significantly higher than those of similarly rated bonds elsewhere in the municipal market.

Describe portfolio positioning at period end.

The Fund had a neutral duration positioning. It was overweight in cash and bonds with four- to seven-year maturities, and it was underweight in the one- to three-year maturity range. In terms of credit tiers, the Fund was overweight in lower-rated investment-grade bonds (those rated A and BBB) and underweight in AAA and AA rated securities. At the sector level, it was overweight in corporate-backed issues (mainly through the overweight in the pre-paid gas area) as well as in transportation, housing, and healthcare. It was underweight in the tax-backed and utilities sectors, as well as in pre-refunded bonds. The Fund had a weighting of 17% in variable rate demand notes.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2023 (continued)	BlackRock Short-Term Municipal Fund

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.20%	3.08%	2.94%	4.48%	N/A	1.09%	N/A	0.84%	N/A

Investor A	2.87	2.82	2.82	4.23	1.11%	0.86	0.24%	0.60	0.29%

Investor A1	3.07	3.01	2.89	4.37	N/A	0.99	N/A	0.73	N/A

Investor C	2.17	2.06	2.36	3.38	2.38	0.09	0.09	(0.03)	(0.03)

Class K	3.25	3.20	2.96	4.53	N/A	1.17	N/A	0.88	N/A

Bloomberg Municipal 1-5 Year Index(c)	—	—	2.56	3.58	N/A	1.42	N/A	1.30	N/A

New Short-Term Customized Reference Benchmark(d)	—	—	2.39	3.51	N/A	1.44	N/A	N/A	N/A

Short-Term Customized Reference Benchmark(e)	—	—	2.30	3.34	N/A	1.31	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar weighted maturity of no more than three years.

(c)	An index that covers the long-term tax-exempt bond market. It includes general obligation and revenue bonds with maturities less than 5 years.
(d)

Effective November 1, 2023, the Fund has changed the benchmarks against which it measures its performance from the Short-Term Customized Reference Benchmark to a customized weighted index comprised of the Bloomberg National Short 0-5 year maturities, excluding non-investment grade (the “New Short-Term Customized Reference Benchmark”). The New Short-Term Customized Reference Benchmark commenced on October 31, 2017. Fund management believes the change to the customized weighted index more accurately reflects the investment strategy of the Fund.

(e)

A customized index comprised of the Bloomberg National Short 0-3 year maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”). The Short-Term Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.40	$1.87	$1,000.00	$1,023.29	$1.87	0.37%
Investor A	1,000.00	1,028.20	3.07	1,000.00	1,022.11	3.06	0.60
Investor A1	1,000.00	1,028.90	2.38	1,000.00	1,022.79	2.38	0.47
Investor C	1,000.00	1,023.60	6.95	1,000.00	1,018.26	6.94	1.37
Class K	1,000.00	1,029.60	1.62	1,000.00	1,023.54	1.61	0.32

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Short-Term Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Corporate	31.6%
State	11.6
Transportation	10.9
Housing	10.3
Utilities	10.3
Education	9.8
Health	8.9
County/City/Special District/School District	6.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2024	15.3%
2025	6.9
2026	14.3
2027	4.7
2028	3.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	3.9%
AA/Aa	37.6
A	51.1
BBB/Baa	4.1
N/R(e)	3.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock New York Municipal Opportunities Fund’s and BlackRock High Yield Municipal Fund’s Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock New York Municipal Opportunities Fund and BlackRock Short-Term Municipal Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock New York Municipal Opportunities Fund and 1.00% for BlackRock Short-Term Municipal Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock New York Municipal Opportunities Fund, BlackRock High Yield Municipal Fund and BlackRock National Municipal Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments (unaudited) December 31, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Chemicals — 0.1%
Community Preservation Corp., Series 2020, 2.87%, 02/01/30	$1,283	$1,123,774

Hotels, Restaurants & Leisure — 0.1%
YMCA of Greater New York, 2.30%, 08/01/26	1,000	923,079

Total Corporate Bonds — 0.2%
(Cost: $2,283,000)		2,046,853

Municipal Bonds

Illinois — 0.0%

County/City/Special District/School District — 0.0%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	615	585,527

New York — 83.1%

Corporate — 2.7%
Build NYC Resource Corp., Refunding RB(a) AMT, 4.50%, 01/01/25	100	100,921
AMT, 5.00%, 01/01/35	100	100,848
New York Liberty Development Corp., RB, 5.50%, 10/01/37	4,780	5,708,033
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	14,365	17,083,945
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	650	676,249
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	5,755	6,193,918
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	3,245	3,381,034

		33,244,948

County/City/Special District/School District — 14.3%
Battery Park City Authority, Refunding RB Series B, 5.00%, 11/01/38	3,750	4,168,017
Series B, 5.00%, 11/01/39	2,850	3,155,491
Series B, 5.00%, 11/01/40	8,500	9,385,248
City of New York, GO Series B, 5.25%, 10/01/43	1,500	1,728,316
Series B-1, 5.00%, 10/01/43	3,000	3,266,461
Series D, 5.38%, 06/01/32	15	15,030
Series D-1, 5.00%, 03/01/43	2,000	2,186,098
Series D-1, 5.50%, 05/01/44	2,500	2,911,570
Series E-1, 5.00%, 03/01/40	6,000	6,443,060
Series I, 5.00%, 03/01/36	1,750	1,756,675
Sub-Series E1, 5.25%, 04/01/47	5,000	5,750,278
Sub-Series E-1, 4.00%, 04/01/45	2,425	2,490,090
City of New York, Refunding GO, Series C-3, 2.46%, 08/01/33	2,145	1,767,408
County of Nassau New York, GO Series A, 4.00%, 04/01/39	1,000	1,055,465
Series A, 4.00%, 04/01/42	3,145	3,263,468
Series B, (AGM), 5.00%, 07/01/42	4,190	4,496,120
Series B, (AGM), 5.00%, 07/01/45	4,960	5,275,177
County of Nassau New York, Refunding GO Series B, 5.00%, 04/01/41	1,250	1,441,966
Series B, 5.00%, 04/01/42	1,500	1,719,904
Series B, (AGM), 5.00%, 04/01/44	3,425	3,736,107

Security	Par (000)	Value

County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., Refunding RB, Series 2022, 4.00%, 02/15/42	$2,660	$2,743,716
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	3,750	3,235,824
New York City Industrial Development Agency, RB(b) (AGC), 0.00%, 03/01/41	4,155	2,028,318
(AGC), 0.00%, 03/01/42	5,500	2,533,233
(AGC), 0.00%, 03/01/43	2,000	869,576
(AGC), 0.00%, 03/01/45	2,450	954,525
New York City Transitional Finance Authority Future Tax Secured Revenue, RB Series A-1, 5.00%, 08/01/40	5,000	5,418,068
Series E-1, 4.00%, 02/01/46	1,910	1,911,403
Series F1, 5.00%, 05/01/38	3,450	3,687,156
Sub-Series B-1, 5.00%, 11/01/35	200	201,732
Sub-Series B-1, 5.00%, 11/01/36	680	685,915
Sub-Series B-1, 4.00%, 11/01/45	10,000	10,013,714
Series A, Subordinate, 5.00%, 05/01/45	6,700	7,556,465
Series A, Subordinate, 5.00%, 05/01/46	4,000	4,489,563
Series C-1, Subordinate, 4.00%, 02/01/42	6,000	6,187,509
Series C-3, Subordinate, 5.00%, 05/01/40	15,000	16,114,140
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(b)	5,500	1,165,106
New York Convention Center Development Corp., Refunding RB 5.00%, 11/15/35	3,500	3,633,402
5.00%, 11/15/40	7,690	7,872,036
5.00%, 11/15/45	8,490	8,655,784
New York Liberty Development Corp., Refunding RB Class 1, 5.00%, 11/15/44(a)	5,320	5,292,319
Series A, 2.75%, 11/15/41	17,000	13,814,556
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 08/15/27(c)	5	5,427

		175,081,436

Education — 11.5%
Albany Capital Resource Corp., Refunding RB 4.00%, 07/01/41	1,650	932,856
4.00%, 07/01/51	1,705	990,737
Amherst Development Corp., Refunding RB 5.00%, 10/01/43	85	86,355
5.00%, 10/01/48	1,040	1,044,137
Buffalo & Erie County Industrial Land Development Corp., Refunding RB Series A, 4.50%, 06/01/27	820	841,577
Series A, 5.00%, 06/01/35	655	677,915
Build NYC Resource Corp., RB(a) 5.00%, 02/01/33	745	735,598
5.63%, 02/01/39	1,285	1,284,491
5.75%, 06/01/42	500	526,499
5.75%, 02/01/49	1,145	1,108,040
Series A, 4.88%, 05/01/31	640	643,379
Series A, 5.13%, 05/01/38	140	139,726
Series A, 5.50%, 05/01/48	2,175	2,166,571
Build NYC Resource Corp., Refunding RB 5.00%, 08/01/33	275	291,034
5.00%, 06/01/35	250	256,554
5.00%, 08/01/35	740	778,437
5.00%, 06/01/40	310	314,921
5.00%, 08/01/47	725	735,269

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Build NYC Resource Corp., Refunding RB (continued)
5.00%, 11/01/47	$2,900	$3,467,513
Series A, 5.00%, 06/01/43	325	326,906
County of Cattaraugus New York, RB
5.00%, 05/01/34	130	130,598
5.00%, 05/01/39	225	226,020
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	1,000	1,007,526
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	1,910	2,010,482
5.00%, 07/01/48	480	500,285
5.00%, 07/01/52	9,145	9,739,553
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	1,980	2,092,023
5.00%, 07/01/45	8,710	9,481,839
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	570	578,583
5.00%, 10/01/35	265	268,993
5.00%, 07/01/47	2,165	2,240,464
Monroe County Industrial Development Corp., RB
5.13%, 07/01/33	3,145	3,223,804
5.00%, 07/01/53	3,230	3,552,327
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/36	1,000	1,086,131
Series A, 5.00%, 07/01/37	500	530,502
Series A, 4.00%, 07/01/50	5,000	5,028,677
Series C, 4.00%, 07/01/37	1,765	1,798,533
New York State Dormitory Authority, RB
5.00%, 07/01/26	1,015	1,016,743
4.00%, 07/01/46	2,450	2,453,260
5.00%, 07/01/49	6,380	6,744,031
1st Series, (AMBAC), 5.50%, 07/01/40	500	621,985
Series 1, (BHAC-CR AMBAC), 5.50%, 07/01/31	475	547,701
Series A, 5.25%, 07/01/24(c)	250	252,878
Series A, 5.50%, 07/01/24(c)	2,500	2,531,829
Series A, 5.00%, 07/01/43	8,065	8,550,133
Sustainability Bonds, 5.00%, 07/01/48	735	809,890
New York State Dormitory Authority, Refunding RB
1.64%, 07/01/26	2,000	1,869,346
2.26%, 07/01/30	4,000	3,479,228
3.78%, 07/01/34	2,100	1,952,717
5.00%, 07/01/44	5,000	5,439,418
Series A, 5.00%, 07/01/24(c)	1,000	1,010,287
Series A, 2.58%, 07/01/33	2,190	1,831,579
Series A, 5.00%, 07/01/36	1,850	1,995,301
Series A, 4.00%, 07/01/37	1,000	1,048,872
Series A, 5.00%, 07/01/37	350	360,705
Series A, 5.00%, 07/01/41	500	517,218
Series A, 4.00%, 07/01/46	10,180	10,228,963
Series A, 5.00%, 07/01/46	675	689,443
Series A, 4.00%, 07/01/47	1,250	1,172,264
Series A, 5.00%, 07/01/51	3,000	3,219,787
Series B, 5.00%, 10/01/38	10,000	10,873,691
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 05/01/40	135	141,363
4.00%, 12/01/41	3,760	3,821,592
4.00%, 12/01/47	3,000	2,996,576

Security	Par (000)	Value

Education (continued)
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	$360	$360,364
Series A, 5.00%, 07/01/42	220	220,102
Schenectady County Capital Resource Corp.,
Refunding RB, 5.25%, 07/01/52	285	316,986
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	1,110	1,124,593
4.00%, 09/01/40	160	160,770
Trust for Cultural Resources of The City of New York,
Refunding RB, Series A, 5.00%, 07/01/37	885	894,105

		140,098,575

Health — 1.8%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	665	588,344
Build NYC Resource Corp., Refunding RB, 5.00%, 07/01/24(c)	1,100	1,111,324
Dutchess County Local Development Corp., RB, Series A, 5.00%, 07/01/24(c)	750	757,721
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	4,345	4,627,014
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	525	422,765
Monroe County Industrial Development Corp., RB
5.00%, 12/01/29	660	687,341
4.00%, 12/01/41	100	94,862
Series A, 5.00%, 12/01/37	370	370,319
New York State Dormitory Authority, Refunding RB
5.00%, 05/01/38	1,705	1,891,028
4.00%, 07/01/38	110	82,976
4.00%, 07/01/39	140	104,359
4.00%, 07/01/40	325	239,525
5.00%, 07/01/41	450	369,253
4.00%, 07/01/45	460	326,110
5.00%, 05/01/52	4,000	4,258,850
Southold Local Development Corp., RB, 4.00%, 12/01/45	1,900	1,525,042
Suffolk County Economic Development Corp., RB,
Series C, 5.00%, 07/01/32	285	287,672
Tompkins County Development Corp., Refunding RB,
5.00%, 07/01/44	1,145	1,145,929
Westchester County Healthcare Corp./New York,
Series B, Senior Lien, 6.00%, 11/01/30	105	105,055
Westchester County Local Development Corp., Refunding RB
5.00%, 11/01/34	500	475,051
5.00%, 07/01/41(a)	1,150	1,026,718
5.00%, 07/01/56(a)	1,270	1,009,032

		21,506,290

Housing — 5.7%
New York City Housing Development Corp., RB, M/F Housing
3.15%, 11/01/36	1,000	912,658
4.55%, 11/01/43	5,000	5,113,089
4.15%, 11/01/46	2,805	2,708,877
Class F-1, 4.75%, 11/01/47	1,500	1,535,967
Series K, 3.85%, 11/01/38	3,700	3,608,855
Series K, 4.00%, 11/01/48	2,925	2,662,999
Class F-1, Sustainability Bonds, 4.60%, 11/01/42	2,000	2,046,896
New York City Housing Development Corp., Refunding RB
3.76%, 01/01/29	3,000	2,838,910
4.25%, 11/01/43	580	581,555

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., Refunding RB, M/F Housing, Series D, 4.10%, 11/01/38	$2,500	$2,285,978
New York State Housing Finance Agency, RB, M/F Housing
Series C, (SONYMA), 3.25%, 05/01/27	5,000	4,759,428
Series C, (FHLMC, FNMA, GNMA, SONYMA), 2.75%, 11/01/31	1,000	945,981
Series E, (SONYMA), 4.15%, 11/01/47	165	157,859
Series J-1, (SONYMA), 2.80%, 11/01/51	4,500	3,254,863
Series L-2, (SONYMA), 0.75%, 11/01/25	6,390	6,071,490
Series M-2, (SONYMA), 0.75%, 11/01/25	2,520	2,378,589
Series A, AMT, (SONYMA), 4.90%, 02/15/38	645	645,269
Series A, AMT, (SONYMA), 5.10%, 02/15/38	875	875,546
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA), 3.85%, 11/01/39	4,425	4,274,743
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 239, (SONYMA), 3.25%, 10/01/51	4,690	4,603,137
Series 250, (SONYMA), 4.80%, 10/01/48	5,000	5,116,338
State of New York Mortgage Agency Homeowner Mortgage Revenue, Refunding RB, S/F Housing
AMT, 1.40%, 10/01/27	5,460	4,889,662
AMT, 1.50%, 04/01/28	5,475	4,852,825
Yonkers Industrial Development Agency, RB
Series A, AMT, (SONYMA), 4.80%, 10/01/26	260	260,246
Series A, AMT, (SONYMA), 5.00%, 10/01/37	1,640	1,640,921

		69,022,681

State — 8.9%
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	2,460	2,509,091
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	5,000	5,396,400
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-1A, (SAW), 4.00%, 07/15/39	2,000	2,104,902
New York State Dormitory Authority, RB
Series A, 4.80%, 12/01/34	10,220	10,263,348
Series A, 5.00%, 03/15/42	3,945	4,184,848
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	5,000	5,503,445
Series A, 5.00%, 03/15/41	10,000	10,879,456
Series A, 4.00%, 03/15/43	5,000	5,146,051
Series A-1, 5.00%, 03/15/42	3,105	3,537,346
Series C, 2.15%, 03/15/31	2,000	1,685,156
Series C, 5.00%, 03/15/39	5,000	5,349,209
Series C, 5.00%, 03/15/41	5,000	5,311,734
Series E, 5.00%, 03/15/40	5,165	5,545,725
Series E, 5.00%, 03/15/42	3,535	3,794,469
New York State Urban Development Corp., RB,
5.00%, 03/15/45	7,500	8,450,053
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/43	4,700	4,867,990
4.00%, 03/15/44	2,800	2,833,743
4.00%, 03/15/46	2,625	2,657,071

Security	Par (000)	Value

State (continued)
New York State Urban Development Corp., Refunding RB (continued)
Series B, 2.77%, 03/15/31	$7,500	$6,620,905
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 5.25%, 05/15/52	10,465	11,709,606

		108,350,548

Tobacco — 3.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	825	805,890
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,595	4,594,597
New York Counties Tobacco Trust IV, Refunding RB,
Series A, 5.00%, 06/01/42	3,775	3,765,560
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/51	10,305	9,598,472
Series B, 5.00%, 06/01/28	90	93,756
Series B, 5.00%, 06/01/29	105	109,411
Series C, 4.00%, 06/01/51	4,055	3,380,252
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	1,250	1,251,465
TSASC, Inc./New York
Series A, 5.00%, 06/01/30	775	805,859
Series A, 5.00%, 06/01/33	3,000	3,112,013
Series A, 5.00%, 06/01/36	5,835	6,101,463
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	4,275	4,301,213
Sub-Series C, 5.13%, 06/01/51	2,375	2,409,101

		40,329,052

Transportation — 19.1%
Albany County Airport Authority, Refunding RB
Series B, AMT, 4.00%, 12/15/35	120	119,093
Series B, AMT, 4.00%, 12/15/34	235	235,078
Metropolitan Transportation Authority, RB
Series A-1, 4.00%, 11/15/44	2,500	2,437,755
Series A-2, 4.00%, 11/15/43	7,500	7,342,554
Series B, 5.25%, 11/15/33	500	504,317
Series B, 5.25%, 11/15/44	2,125	2,143,317
Series D-3, 4.00%, 11/15/47	10,800	10,327,146
Sub-Series A-1, 5.00%, 11/15/40	645	656,132
Sub-Series D-1, 5.00%, 11/15/39	4,250	4,295,221
Metropolitan Transportation Authority, Refunding RB
5.00%, 11/15/42	1,530	1,617,547
Series B, 5.00%, 11/15/37	1,500	1,561,546
Series C, (AGM-CR), 5.00%, 11/15/38	3,385	3,638,988
Series C, (BAM-TCRS), 5.00%, 11/15/42	3,000	3,179,860
Series C, (BAM), 5.00%, 11/15/44	7,345	7,754,552
Series D, 5.00%, 11/15/35	2,500	2,689,932
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	1,905	1,905,887
New York Liberty Development Corp., Refunding RB,
Series 1, 2.75%, 02/15/44	6,125	4,952,978
New York State Bridge Authority, RB
Series A, 4.00%, 01/01/39	275	285,298
Series A, 4.00%, 01/01/40	350	361,535
Series A, 4.00%, 01/01/41	165	169,907
Series A, 4.00%, 01/01/46	2,460	2,479,090
New York State Thruway Authority, RB, Series N, 4.00%, 01/01/45	940	948,079

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York State Thruway Authority, Refunding RB
5.00%, 03/15/42	$4,000	$4,535,039
Series O, 4.00%, 01/01/37	4,400	4,652,096
Series O, 4.00%, 01/01/40	2,500	2,598,458
Series O, 4.00%, 01/01/45	1,550	1,565,827
Series O, 4.00%, 01/01/47	2,345	2,347,354
Series B, Subordinate, 4.00%, 01/01/41	3,900	3,909,218
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	1,510	1,649,128
AMT, 5.00%, 12/01/37	5,310	5,733,133
AMT, 5.00%, 12/01/41	4,565	4,830,217
AMT, 5.00%, 12/01/42	1,755	1,850,207
Series A, AMT, 5.00%, 07/01/34	250	251,280
Series A, AMT, 5.00%, 07/01/41	750	752,599
Series A, AMT, 5.25%, 01/01/50	10,190	10,221,226
New York Transportation Development Corp., RB
AMT, 4.00%, 10/31/46	4,355	4,027,092
AMT, (AGM), 5.00%, 06/30/49	7,215	7,496,965
AMT, 6.00%, 06/30/54	10,500	11,565,742
New York Transportation Development Corp., Refunding RB, 5.00%, 12/01/38	4,250	4,615,259
Niagara Falls Bridge Commission, RB, (AGM), 4.16%, 10/01/33	1,650	1,563,098
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/32	400	426,312
AMT, 5.00%, 04/01/33	375	398,852
AMT, 5.00%, 04/01/34	225	238,924
AMT, 5.00%, 04/01/35	200	212,160
AMT, 5.00%, 04/01/36	210	221,716
AMT, 5.00%, 04/01/37	250	262,932
AMT, 5.00%, 04/01/38	250	261,891
AMT, 5.00%, 04/01/39	175	183,039
Port Authority of New York & New Jersey, ARB
Series 217, 4.00%, 11/01/38	2,055	2,125,378
218th Series, AMT, 4.00%, 11/01/47	4,765	4,645,454
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	1,960	2,053,600
Series 221, AMT, 4.00%, 07/15/38	2,000	2,035,036
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 09/01/48	955	1,007,052
223rd Series, AMT, 4.00%, 07/15/41	2,370	2,376,205
238th Series, AMT, 5.00%, 07/15/39	4,000	4,477,605
Series 197, AMT, 5.00%, 11/15/41	1,250	1,290,812
Series 202, AMT, 5.00%, 04/15/37	5,000	5,234,491
Series 206, AMT, 5.00%, 11/15/37	1,525	1,604,635
Series 231, AMT, 5.00%, 08/01/38	2,500	2,740,180
Series 231, AMT, 5.50%, 08/01/39	5,900	6,773,968
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	5,000	5,524,992
Series A, 5.00%, 11/15/49	4,630	4,998,543
Sub-Series B-1, 5.00%, 11/15/48	7,760	8,631,291
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 05/15/47	2,500	2,758,088
Series B, 5.00%, 11/15/38	9,000	9,559,949
Series C, 5.25%, 11/15/42	4,200	4,927,813
Series C, 5.25%, 05/15/52	12,610	14,042,448
Series C-2, 5.00%, 11/15/42	10,000	10,583,414

		233,366,530

Security	Par (000)	Value

Utilities — 15.8%
Long Island Power Authority, RB
5.00%, 09/01/38	$4,200	$4,574,897
5.00%, 09/01/39	9,875	10,709,478
5.00%, 09/01/42	1,000	1,060,474
5.00%, 09/01/47	2,225	2,338,718
Series C, (AGC), 5.25%, 09/01/29	3,500	3,997,985
Series E, 5.00%, 09/01/48	6,335	7,089,650
Long Island Power Authority, Refunding RB
Series A, 4.00%, 09/01/38	2,900	3,099,725
Series A, 4.00%, 09/01/39	2,000	2,128,852
Series A, 4.00%, 09/01/42	1,500	1,575,884
Series A, 5.00%, 09/01/43	3,170	3,573,319
Series B, 1.50%, 09/01/51(d)	2,500	2,357,209
New York City Municipal Water Finance Authority, RB,
Series AA, 4.00%, 06/15/43	5,000	5,147,284
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 4.00%, 06/15/45	16,410	16,619,742
Series BB-2, 4.00%, 06/15/49(d)	15,000	15,000,000
Series DD, 4.13%, 06/15/46	7,500	7,760,719
Series DD, 5.25%, 06/15/46	7,500	8,667,108
Series EE, 4.00%, 06/15/39	2,500	2,623,470
Series FF, 5.00%, 06/15/40	9,000	9,750,419
New York Power Authority, RB
(AGM), 4.00%, 11/15/47	14,500	14,467,747
(AGM), 5.00%, 11/15/48	3,025	3,357,136
Series A, (AGM), 5.75%, 11/15/33	5,000	5,373,085
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/45	12,375	12,483,958
Series A, 4.00%, 11/15/50	12,990	12,998,086
New York State Environmental Facilities Corp., RB,
BAB, 5.81%, 06/15/39	1,000	1,075,771
Utility Debt Securitization Authority, RB
Restructured, 5.00%, 12/15/38	2,875	3,106,721
Restructured, 5.00%, 12/15/40	14,695	15,803,003
Utility Debt Securitization Authority, Refunding RB
5.00%, 12/15/40	3,000	3,554,489
Restructured, 5.00%, 12/15/36	1,865	1,960,564
Restructured, 5.00%, 12/15/37	500	523,500
Series TE1, Restructured, 5.00%, 12/15/38	9,000	10,530,398

		193,309,391

Total Municipal Bonds in New York		1,014,309,451

Puerto Rico — 5.7%

State — 4.6%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51(d)	11,450	4,672,517
Series A-1, 0.00%, 11/01/43(d)	8,753	4,726,782
Series A-1, Restructured, 5.63%, 07/01/29	2,619	2,843,136
Series A-1, Restructured, 5.75%, 07/01/31	1,092	1,209,192
Series A-1, Restructured, 4.00%, 07/01/33	1,036	1,011,130
Series A-1, Restructured, 4.00%, 07/01/35	931	899,766
Series A-1, Restructured, 4.00%, 07/01/37	799	757,841
Series A-1, Restructured, 4.00%, 07/01/41	1,087	1,004,124
Series A-1, Restructured, 4.00%, 07/01/46	1,130	1,007,929
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(b)	1,333	831,901
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(d)	528	184,628
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	13,005	12,762,308

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.54%, 07/01/53	$49	$46,313
Series A-2, Restructured, 4.78%, 07/01/58	5,323	5,239,651
Series A-2, Restructured, 4.33%, 07/01/40	7,388	7,332,476
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	490	395,059
Series A-1, Restructured, 0.00%, 07/01/33	1,423	962,705
Series A-1, Restructured, 0.00%, 07/01/46	30,024	9,409,725
Series B-1, Restructured, 0.00%, 07/01/46	2,677	840,933

		56,138,116

Utilities(e)(f) — 1.1%
Puerto Rico Electric Power Authority, RB
5.50%, 07/01/17	610	152,500
5.40%, 01/01/18	2,745	686,210
5.40%, 07/01/18	2,745	686,321
5.50%, 07/01/18	535	133,750
5.50%, 07/01/19	435	108,750
10.00%, 07/01/19	1,998	499,526
5.40%, 01/01/20	278	69,376
5.40%, 07/01/20	278	69,376
7.50%, 07/01/20	1,726	431,519
5.38%, 07/01/24	385	96,250
5.00%, 07/01/25	210	52,500
5.00%, 07/01/26	565	141,250
5.25%, 07/01/26	770	192,500
5.25%, 07/01/27	285	71,250
5.25%, 07/01/28	440	110,000
5.00%, 07/01/29	1,860	465,000
5.25%, 07/01/33	420	105,000
7.00%, 07/01/33	1,025	256,250
5.25%, 07/01/35	185	46,250
5.75%, 07/01/36	260	65,000
6.75%, 07/01/36	3,560	890,000
5.50%, 07/01/38	520	130,000
5.25%, 07/01/40	5,345	1,336,250
5.00%, 07/01/42	2,185	546,250
7.00%, 07/01/43	410	102,500
Puerto Rico Electric Power Authority, Refunding RB
0.00%, 07/01/17(d)	185	46,250
0.00%, 07/01/18(d)	165	41,250
5.25%, 07/01/19	1,370	342,500
5.00%, 07/01/20	2,220	555,000
5.25%, 07/01/22	990	247,500
5.25%, 07/01/23	2,670	667,500
5.25%, 07/01/24	875	218,750
5.00%, 07/01/27	430	107,500
5.00%, 07/01/28	435	108,750
5.25%, 07/01/28	5,655	1,413,750
5.40%, 07/01/28	1,240	310,000
5.25%, 07/01/29	235	58,750
4.49%, 07/01/31(d)	1,755	438,750

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Refunding RB (continued)
0.00%, 07/01/49(d)	$1,475	$368,750
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,860	465,000

		12,833,578

Total Municipal Bonds in Puerto Rico		68,971,694

Total Municipal Bonds — 88.8% (Cost: $1,104,163,985)		1,083,866,672

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New York — 10.9%

County/City/Special District/School District — 5.0%
City of New York, GO, Series A-1, 5.25%, 09/01/43(d)	10,000	11,519,652
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/38(d)	17,485	18,363,494
Series A, 5.00%, 02/15/39	9,005	9,434,212
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/43(d)	2,960	3,419,582
Series D-1, 5.50%, 11/01/45(d)	5,910	6,920,711
Series D-1, 5.25%, 11/01/48	10,000	11,318,252

		60,975,903

State — 2.2%
New York State Dormitory Authority, Refunding RB,
Series E, 5.00%, 03/15/42	9,410	10,100,694
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/41	10,000	11,396,233
5.00%, 03/15/44(d)	4,220	4,748,259

		26,245,186

Transportation — 2.6%
Metropolitan Transportation Authority, Refunding RB,
Series C, 5.00%, 11/15/41	11,365	12,087,211
Triborough Bridge & Tunnel Authority, RB, Senior Lien, Series D-2, 5.25%, 05/15/47	8,410	9,568,232
Triborough Bridge & Tunnel Authority, Refunding RB,
Series A, 5.00%, 11/15/45(d)	10,000	10,591,729

		32,247,172

Utilities — 1.1%
New York City Municipal Water Finance Authority, Refunding RB, Series AA-3, 5.00%, 06/15/47	12,500	13,868,663

Total Municipal Bonds in New York		133,336,924

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.9% (Cost: $126,050,985)		133,336,924

Total Long-Term Investments — 99.9% (Cost: $1,232,497,970)		1,219,250,449

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds New York Money Fund Portfolio, 3.79%(h)(i)	36,485,491	$36,485,491

Total Short-Term Securities — 3.0% (Cost: $36,485,154)		36,485,491

Total Investments — 102.9% (Cost: $1,268,983,124)		1,255,735,940

Other Assets Less Liabilities — 2.1%		25,347,430

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.0)%		(61,155,929)

Net Assets — 100.0%		$1,219,927,441

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$32,373,529	$4,111,962	(a)	$—	$—	$—	$36,485,491	36,485,491	$828,117	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,037	03/19/24	$117,068	$(2,617,283)
U.S. Long Bond	569	03/19/24	71,089	(3,633,465)
5-Year U.S. Treasury Note	596	03/28/24	64,829	(1,023,495)

				$(7,274,243)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock New York Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$7,274,243	$—	$7,274,243

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$13,467,360	$—	$13,467,360

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(11,745,353)	$—	$(11,745,353)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$253,466,063

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$2,046,853	$—	$2,046,853
Municipal Bonds	—	1,083,866,672	—	1,083,866,672
Municipal Bonds Transferred to Tender Option Bond Trusts	—	133,336,924	—	133,336,924
Short-Term Securities
Money Market Funds	36,485,491	—	—	36,485,491
Unfunded Commitments(a)	—	—	8,566,578	8,566,578

	$36,485,491	$1,219,250,449	$8,566,578	$1,264,302,518

Derivative Financial Instruments(b)
Liabilities
Interest Rate Contracts	$(7,274,243)	$—	$—	$(7,274,243)

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $60,639,997 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.0%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,770	$5,113,958
Series C-1, 5.25%, 02/01/53	13,790	14,742,326
Series F, 5.50%, 11/01/53	1,825	1,940,761
Black Belt Energy Gas District, Refunding RB,
4.00%, 06/01/51(a)	8,585	8,650,985
Chelsea Park Cooperative District, SAB, 5.00%, 05/01/48	925	883,723
Hoover Industrial Development Board, RB, AMT,
6.38%, 11/01/50(a)	5,620	6,133,922
MidCity Improvement District, SAB
3.88%, 11/01/27	130	125,663
4.25%, 11/01/32	350	321,529
4.50%, 11/01/42	745	636,229
4.75%, 11/01/49	795	671,023
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	31,645	32,956,117
Stadium Trace Village Improvement District, RB,
3.63%, 03/01/36	3,670	3,033,793
Tuscaloosa County Industrial Development Authority,
Refunding RB, Series A, 5.25%, 05/01/44(b)	1,110	1,026,941

		76,236,970

Arizona — 2.4%
Arizona Industrial Development Authority, RB
5.00%, 07/01/45(b)	1,135	1,069,057
7.10%, 01/01/55(b)	4,495	4,590,969
5.00%, 07/01/55(b)	1,215	1,102,433
Series A, 5.00%, 12/15/39(b)	150	150,430
Series A, 5.00%, 07/01/49(b)	1,440	1,358,134
Series A, 5.00%, 07/15/49	675	676,183
Series A, 5.00%, 12/15/49(b)	345	329,269
Series A, 5.00%, 07/01/54(b)	1,110	1,028,082
Series B, 5.13%, 07/01/47(b)	420	417,673
Series B, 5.25%, 07/01/51(b)	570	569,014
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.00%, 07/01/26	480	483,173
Series A, 5.50%, 07/01/52	2,970	2,905,526
Glendale Industrial Development Authority, RB,
5.00%, 05/15/56	1,365	1,089,141
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 6.75%, 07/01/44(b)	810	816,147
Industrial Development Authority of the County of Pima, RB
5.13%, 07/01/39	700	662,463
5.25%, 07/01/49	870	784,217
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	6,995	5,686,629
5.00%, 07/01/56	1,270	1,123,179
La Paz County Industrial Development Authority, RB,
5.88%, 06/15/48(b)	1,340	1,321,407
Maricopa County Industrial Development Authority, RB
5.25%, 10/01/40(b)	1,255	1,281,667
5.50%, 10/01/51(b)	1,255	1,273,143

Security	Par (000)	Value

Arizona (continued)
Maricopa County Industrial Development Authority, RB (continued)
Series A, 3.00%, 09/01/51	$2,995	$2,140,341
AMT, 4.00%, 10/15/47(b)	7,175	6,492,583

		37,350,860

Arkansas — 3.0%
Arkansas Development Finance Authority, RB
12.00%, 07/01/48(b)	7,700	8,212,741
AMT, 5.70%, 05/01/53	2,040	2,084,968
Series A, AMT, 6.88%, 07/01/48(b)	5,100	5,413,348
Series A, AMT, 4.50%, 09/01/49(b)	12,990	12,932,238
Series A, AMT, 4.75%, 09/01/49(b)	17,005	17,020,486

		45,663,781

California — 3.4%
California Municipal Finance Authority, ARB, AMT,
Senior Lien, 4.00%, 12/31/47	2,560	2,369,464
California Municipal Finance Authority, RB
5.50%, 08/01/34(b)	250	251,035
6.00%, 08/01/44(b)	655	657,038
6.13%, 08/01/49(b)	570	571,795
Series A, 3.00%, 02/01/46	1,200	917,302
California Municipal Finance Authority, Refunding
RB, 3.00%, 11/01/48	2,000	1,551,764
California Statewide Financing Authority, RB,
Series L, 0.00%, 06/01/55(b)(c)	65,000	3,344,250
City of Los Angeles Department of Airports,
Refunding ARB, AMT, 5.25%, 05/15/47	8,000	8,713,862
CMFA Special Finance Agency I, RB, M/F Housing,
Series A, 4.00%, 04/01/56(b)	9,320	6,568,447
CMFA Special Finance Agency XII, RB, M/F
Housing, 4.38%, 08/01/49(b)	1,845	1,490,867
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.13%, 07/01/56	3,670	2,379,362
4.00%, 07/01/56	1,660	1,224,871
4.00%, 10/01/56	1,230	1,035,235
4.00%, 07/01/58	1,405	917,222
Series A, 5.00%, 01/01/54	1,050	842,115
Series A, 3.00%, 09/01/56	5,550	3,533,664
Series B, 4.00%, 07/01/58	1,585	1,038,245
Mezzanine Lien, 4.00%, 03/01/57	2,465	1,748,643
Mezzanine Lien, 4.00%, 06/01/57	1,130	785,966
Series B, Mezzanine Lien, 4.00%, 12/01/59	4,645	2,764,076
Series B, Sub Lien, 4.00%, 12/01/59	2,380	1,549,489
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate,
0.00%, 06/01/66(c)	24,415	2,871,716
Hastings Campus Housing Finance Authority, RB,
CAB, Sub-Series A, 6.75%, 07/01/61(b)	4,420	1,858,145
San Diego County Regional Airport Authority, ARB,
Series B, AMT, Subordinate, 4.00%, 07/01/56	1,965	1,838,066
San Francisco City & County Redevelopment
Agency Successor Agency, TA, CAB, Series D,
0.00%, 08/01/31(b)(c)	1,155	801,859

		51,624,498

Colorado — 5.2%
9th Avenue Metropolitan District No. 2, GO, 5.00%, 12/01/48	1,563	1,398,862
Aurora Crossroads Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/40	1,000	972,518

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Aurora Crossroads Metropolitan District No. 2, GO (continued)
Series A, 5.00%, 12/01/50	$500	$472,880
Aviation Station North Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/39	750	711,857
Series A, 5.00%, 12/01/48	1,350	1,225,801
Banning Lewis Ranch Metropolitan District No. 8,
GO, 4.88%, 12/01/51(b)	2,335	1,809,962
Cascade Ridge Metropolitan District, GO, 5.00%, 12/01/51	3,000	2,555,940
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	820	769,598
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/47	5,875	5,809,902
Series A, AMT, 4.13%, 11/15/53	3,225	3,109,501
Clear Creek Transit Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/41	575	530,560
Series A, 5.00%, 12/01/50	1,000	879,861
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	780	849,429
5.25%, 11/01/52	1,630	1,761,214
Series A, 5.00%, 05/15/35	1,255	1,070,396
Series A, 5.00%, 05/15/44	1,415	1,044,061
Series A, 5.00%, 05/15/49	2,175	1,348,191
Constitution Heights Metropolitan District, Refunding
GO, 5.00%, 12/01/49	1,260	1,141,917
Eagle Brook Meadows Metropolitan District No. 3,
GO, Series 2021, 5.00%, 12/01/51	1,600	1,405,220
Fitzsimons Village Metropolitan District No. 3, Refunding GO
Series A-1, 4.00%, 12/01/26	800	777,599
Series A-1, 4.00%, 12/01/41	1,500	1,197,637
Series A-1, 4.25%, 12/01/55	3,095	2,266,875
Four Corners Business Improvement District, GO,
6.00%, 12/01/52	2,000	1,888,962
Green Valley Ranch East Metropolitan District No. 6,
GO, Series A, 5.88%, 12/01/50	2,615	2,607,879
Greenways Metropolitan District No. 1, GO, Series A,
4.63%, 12/01/51	1,580	1,139,574
Home Place Metropolitan District, GO, Series A,
5.75%, 12/01/50	2,345	2,299,353
Horizon Metropolitan District No. 2, GO, 4.50%, 12/01/51(b)	1,675	1,195,962
Jefferson Center Metropolitan District No. 1, RB
Series A-2, 4.13%, 12/01/40	580	508,633
Series A-2, 4.38%, 12/01/47	1,000	855,207
Karl’s Farm Metropolitan District No. 2, GO(b)
Series A, 5.38%, 12/01/40	515	481,517
Series A, 5.63%, 12/01/50	1,350	1,251,573
Lanterns Metropolitan District No. 2, GO,
Series A, 4.50%, 12/01/50	1,810	1,342,233
Longs Peak Metropolitan District, GO, 5.25%, 12/01/51(b)	5,000	4,294,318
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	2,640	2,093,486
North Holly Metropolitan District, GO, Series A,
5.50%, 12/01/48	760	740,327
North Range Metropolitan District No. 3, GO,
Series A, 5.25%, 12/01/50	1,000	963,321

Security	Par (000)	Value

Colorado (continued)
Palisade Metropolitan District No. 2, GO,
Subordinate, 7.25%, 12/15/49	$2,825	$2,637,485
Palisade Park West Metropolitan District, GO,
Series A, 5.13%, 12/01/49	1,500	1,363,116
Pomponio Terrace Metropolitan District, GO,
Series A, 5.00%, 12/01/49	1,442	1,347,954
Prairie Farm Metropolitan District, GO, Series A,
5.25%, 12/01/48	1,238	1,215,362
Pronghorn Valley Metropolitan District, GO, Series A,
4.00%, 12/01/51	1,300	986,616
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	3,045	2,043,803
Reunion Metropolitan District, RB, Series A, 3.63%, 12/01/44	1,484	1,136,242
Sky Ranch Community Authority Board, RB,
Series A, 5.75%, 12/01/52	1,500	1,494,278
Southlands Metropolitan District No. 1, Refunding GO
Series A-1, 5.00%, 12/01/37	1,115	1,111,796
Series A-1, 5.00%, 12/01/47	3,085	2,945,890
Sterling Ranch Community Authority Board, RB,
Series B, Subordinate, 7.13%, 12/15/50	708	692,675
Thompson Crossing Metropolitan District No. 4, Refunding GO
5.00%, 12/01/39	1,400	1,379,442
5.00%, 12/01/49	1,480	1,416,159
Timberleaf Metropolitan District, GO, Series A,
5.75%, 12/01/50	1,730	1,696,325
Waters’ Edge Metropolitan District No. 2, GO,
5.00%, 12/01/51	2,595	2,204,425
Westcreek Metropolitan District No. 2, GO,
Series A, 5.38%, 12/01/48	800	766,069
Wild Plum Metropolitan District, GO, Series A,
5.00%, 12/01/24(d)	595	623,725

		79,833,488

Connecticut(b) — 0.3%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	845	716,156
Series A, 5.00%, 01/01/55	1,200	910,073
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45	3,690	3,691,554

		5,317,783

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB,
Series AH-01, Class B, 6.88%, 05/01/39(b)(e)	3,630	3,263,673
County of Kent Delaware, RB, 5.00%, 07/01/53	1,000	954,347

		4,218,020

District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., RB(c)
Series A, 0.00%, 06/15/46	40,740	10,233,334
Series B, 0.00%, 06/15/46	43,620	10,661,317
Series C, 0.00%, 06/15/55	88,900	9,996,068
District of Columbia Tobacco Settlement Financing
Corp., Refunding RB, 6.75%, 05/15/40	375	385,271
District of Columbia, RB, Series A, AMT, 5.50%, 02/28/37	880	1,034,086

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Lien, (AGC), 0.00%, 10/01/30(c)	$3,005	$2,447,983
Series B, Subordinate, 4.00%, 10/01/49	2,170	2,032,491

		36,790,550

Florida — 12.1%
Artisan Lakes East Community Development District,
SAB, Series 2021-1, 4.00%, 05/01/51	450	357,428
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	1,570	1,541,667
Series 2022, 5.00%, 05/01/53	1,175	1,092,063
Boggy Branch Community Development District,
SAB, 4.00%, 05/01/51	1,365	1,084,199
Boggy Creek Improvement District, Refunding SAB,
Series 2013, 5.13%, 05/01/43	1,135	1,130,701
Brevard County Health Facilities Authority, Refunding RB
4.00%, 11/15/45(b)	4,040	3,244,922
4.00%, 11/15/55(b)	5,960	4,408,699
Series A, 5.00%, 04/01/52	10,000	10,616,176
Buckhead Trails Community Development District, SAB
Series 2022, 5.63%, 05/01/42	740	752,679
Series 2022, 5.75%, 05/01/52	495	495,625
Capital Region Community Development District,
Refunding SAB, Series A-1, 5.13%, 05/01/39	2,275	2,283,309
Capital Trust Agency, Inc., RB
4.50%, 01/01/35(b)	2,250	2,001,323
4.88%, 06/15/56(b)	6,670	5,434,336
Series A, 5.00%, 06/15/49(b)	500	439,561
Series A, 5.00%, 12/15/49	300	294,421
Series A, 5.75%, 06/01/54(b)	1,925	1,647,282
Series A, 5.00%, 12/15/54	260	254,773
Series B, 0.00%, 01/01/35(c)	3,210	1,508,292
Series B, 0.00%, 01/01/60(c)	64,500	4,027,506
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(c)	97,770	6,707,386
Celebration Pointe Community Development District No. 1, SAB
4.75%, 05/01/24	85	85,097
5.00%, 05/01/34	1,180	1,180,351
Charles Cove Community Development District, SAB
3.75%, 05/01/30	360	343,919
4.25%, 05/01/40	975	858,024
4.38%, 05/01/50	1,505	1,235,673
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/49	3,040	2,962,494
AMT, 4.00%, 10/01/51	1,575	1,294,161
Collier County Industrial Development Authority,
Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	370	5,735
County of Lake Florida, RB(b)
5.00%, 01/15/39	550	537,123
5.00%, 01/15/49	825	752,035
County of Osceola Florida Transportation Revenue,
Refunding RB, Series A-1, 4.00%, 10/01/54	2,500	2,146,071
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/49	1,770	449,760

Security	Par (000)	Value

Florida (continued)
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c) (continued)
Series A-2, 0.00%, 10/01/51	$5,125	$1,207,914
Elevation Pointe Community Development District, SAB
Series A-1, 4.40%, 05/01/42	700	638,064
Series A-1, 4.60%, 05/01/52	1,090	953,080
Series A-2, 4.40%, 05/01/32	2,200	2,108,485
Escambia County Health Facilities Authority, Refunding RB
(AGM), 3.00%, 08/15/50	10,000	7,805,062
4.00%, 08/15/50	6,530	5,751,562
Florida Development Finance Corp., RB
5.00%, 06/15/41(b)	1,245	1,104,881
5.00%, 06/15/51(b)	1,190	973,898
5.25%, 06/01/55(b)	2,830	2,194,017
6.50%, 06/30/57(b)	1,515	1,495,662
Series A, 5.75%, 06/15/29(b)	695	697,207
Series A, 6.00%, 06/15/34(b)	835	838,248
Series A, 4.00%, 06/15/52	2,875	2,462,089
Series A, 5.00%, 06/15/56	1,525	1,532,471
Series A, 5.13%, 06/15/55(b)	10,455	8,982,840
Series B, 4.50%, 12/15/56(b)	5,945	4,523,304
Series C, 5.75%, 12/15/56(b)	2,030	1,713,109
AMT, 5.00%, 05/01/29(b)	3,550	3,392,980
AMT, 3.00%, 06/01/32	665	545,099
AMT, 6.13%, 07/01/32(b)	5,000	5,051,902
Series B, AMT, 7.38%, 01/01/49(b)	6,831	6,926,587
Florida Development Finance Corp., Refunding RB(b)
4.00%, 06/01/46	1,700	1,141,290
Class A, 4.00%, 06/01/36	2,110	1,679,597
Class A, 4.00%, 06/01/55	2,750	1,656,603
Gracewater Sarasota Community Development
District, SAB, 4.00%, 05/01/52	1,000	788,556
Grand Oaks Community Development District, SAB
4.25%, 05/01/40	915	805,222
4.50%, 05/01/52	1,015	840,365
Hills of Minneola Community Development District, SAB(b)
4.00%, 05/01/40	1,025	889,260
4.00%, 05/01/50	1,500	1,186,433
Lakeside Preserve Community Development District,
SAB, 6.38%, 05/01/54	1,000	1,049,828
Lakewood Ranch Stewardship District, SAB
4.95%, 05/01/29(b)	580	589,284
4.88%, 05/01/35	265	264,517
3.75%, 05/01/39(b)	570	492,758
5.50%, 05/01/39(b)	530	541,521
3.75%, 05/01/40	525	441,167
4.88%, 05/01/45	530	502,461
5.13%, 05/01/46	835	827,527
5.65%, 05/01/48(b)	875	885,866
4.00%, 05/01/49(b)	355	286,568
3.90%, 05/01/50	525	405,918
Series 1A, 4.25%, 05/01/28	535	533,081
Series 1A, 5.00%, 05/01/38	1,175	1,175,227
Series 1A, 5.10%, 05/01/48	2,545	2,449,764
Series 1B, 4.75%, 05/01/29	955	964,286
Series 1B, 5.30%, 05/01/39	1,090	1,103,618
Series 1B, 5.45%, 05/01/48	1,930	1,936,296

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Laurel Road Community Development District, SAB
Series A-1, 3.00%, 05/01/31	$250	$230,546
Series A-1, 3.25%, 05/01/41	1,010	796,131
Series A-1, 4.00%, 05/01/52	1,155	910,783
Miami-Dade County Industrial Development
Authority, RB, 5.00%, 01/15/48	1,405	1,379,002
Midtown Miami Community Development District,
Refunding SAB, Series A, 5.00%, 05/01/37	890	889,956
Mirada II Community Development District, SAB,
4.00%, 05/01/51	1,485	1,129,183
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	845	720,831
Series A-1, 4.25%, 05/01/51	1,430	1,141,857
Series A-2, 4.20%, 05/01/35	700	618,246
Orange County Health Facilities Authority, RB,
4.00%, 10/01/52	4,310	4,132,446
Poitras East Community Development District, SAB
5.00%, 05/01/43	460	448,964
5.25%, 05/01/52	1,650	1,596,155
Sandridge Community Development District, SAB
Series A1, 3.88%, 05/01/41	615	519,345
Series A1, 4.00%, 05/01/51	600	468,647
Sawyers Landing Community Development District,
SAB, 4.25%, 05/01/53	3,520	2,474,324
Seminole County Industrial Development Authority,
Refunding RB, 5.75%, 11/15/54	2,420	1,848,473
South Broward Hospital District, RB
(BAM-TCRS), 3.00%, 05/01/51	415	327,552
Series A, 3.00%, 05/01/51	4,205	3,142,314
Southern Groves Community Development District No. 5, SAB
3.38%, 05/01/25	100	98,966
4.00%, 05/01/30	175	169,501
4.30%, 05/01/40	825	740,244
4.50%, 05/01/46	600	521,046
Tolomato Community Development District, Refunding SAB
Series 2015-2, 6.61%, 05/01/40	125	119,246
Series A-2, 4.25%, 05/01/37	910	847,366
Tolomato Community Development District, SAB,
Series 2015-3, 6.61%, 05/01/40(f)(g)	135	1
Trout Creek Community Development District, SAB
5.38%, 05/01/38	670	675,787
5.50%, 05/01/49	1,695	1,689,310
V-Dana Community Development District, SAB(b)
3.50%, 05/01/31	525	492,491
4.00%, 05/01/40	750	662,042
4.00%, 05/01/51	1,200	953,142
Village Community Development District No. 14, SAB
5.38%, 05/01/42	3,330	3,369,554
5.50%, 05/01/53	2,485	2,488,196
Village Community Development District No. 15,
SAB, 5.25%, 05/01/54(b)	1,040	1,046,686
West Villages Improvement District, SAB
4.25%, 05/01/29	400	394,443
4.75%, 05/01/39	885	835,889
5.00%, 05/01/50	1,415	1,293,031

Security	Par (000)	Value

Florida (continued)
Windward at Lakewood Ranch Community Development District, SAB
3.63%, 05/01/32	$775	$728,498
4.00%, 05/01/42	680	587,824
4.25%, 05/01/52	800	659,455

		186,655,738

Georgia — 1.4%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	2,805	2,513,637
Dalton Whitfield County Joint Development Authority,
RB, 4.00%, 08/15/48	3,135	3,012,352
Development Authority of Cobb County, RB, 6.38%, 06/15/58	690	687,720
East Point Business & Industrial Development
Authority, RB, Series A, 5.25%, 06/15/62(b)	875	796,789
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	2,000	2,118,902
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	4,150	3,917,268
Series A, 5.00%, 01/01/49	5,235	5,393,188
Series A, 5.00%, 07/01/52	2,765	2,877,476

		21,317,332

Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB
3.50%, 09/01/33	375	329,242
5.00%, 09/01/37	1,000	1,002,345
Idaho Housing & Finance Association, RB(b)
Series A, 6.00%, 07/01/39	370	380,927
Series A, 6.00%, 07/01/49	595	602,534
Series A, 6.00%, 07/01/54	570	575,106
Series A, 6.95%, 06/15/55	1,540	1,633,367
Series C, 5.00%, 12/01/46	1,000	983,156
Power County Industrial Development Corp., RB,
AMT, 6.45%, 08/01/32	265	265,405

		5,772,082

Illinois — 2.7%
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	655	641,401
Series B, 4.00%, 12/01/41	4,905	4,479,727
Chicago Transit Authority Sales Tax Receipts Fund,
Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	5,550	5,895,320
City of Chicago Illinois, Refunding GO, Series B,
4.00%, 01/01/37	6,469	6,394,726
Illinois Finance Authority, Refunding RB
6.00%, 02/01/34	335	335,134
6.13%, 02/01/45	790	790,227
Series A, 3.00%, 08/15/48	6,350	4,938,796
Series A, 5.00%, 05/15/56	815	641,711
Illinois State Toll Highway Authority, RB, Series A,
5.00%, 01/01/46	4,640	5,097,212
Metropolitan Pier & Exposition Authority, Refunding
RB, 4.00%, 06/15/50	9,695	9,150,045
State of Illinois, GO, 5.50%, 05/01/39	2,460	2,721,353

		41,085,652

Indiana — 0.5%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	525	525,777
AMT, 7.00%, 01/01/44	1,270	1,271,626

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)(f)(g)	$2,325	$1,581,000
Indiana Finance Authority, RB, Series A, AMT,
6.75%, 05/01/39	2,785	3,067,332
Indianapolis Local Public Improvement Bond Bank,
RB, 6.00%, 03/01/53	1,850	2,005,081

		8,450,816

Iowa — 0.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	2,360	1,783,775
Iowa Higher Education Loan Authority, Refunding
RB, 5.50%, 11/01/51	1,000	931,968

		2,715,743

Kansas(b) — 0.2%
City of Shawnee Kansas, RB
5.00%, 08/01/41	770	732,342
5.00%, 08/01/56	1,900	1,654,149

		2,386,491

Kentucky — 1.4%
City of Hazard Kentucky, Refunding RB, 3.00%, 07/01/46	2,500	1,896,701
City of Henderson Kentucky, RB(b)
AMT, 4.45%, 01/01/42	2,540	2,490,840
Series A, AMT, 4.70%, 01/01/52	2,435	2,344,841
Series B, AMT, 4.70%, 01/01/52	6,000	5,777,842
Kentucky Economic Development Finance Authority, Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/24(c)	250	244,339
Kentucky Public Energy Authority, RB, Series C,
4.00%, 02/01/50(a)	9,000	9,023,796

		21,778,359

Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority,
RB, 5.00%, 07/01/54(b)	1,990	1,649,870
Louisiana Public Facilities Authority, RB
Series A, 5.00%, 06/01/41(b)	990	889,034
Series A, 5.25%, 06/01/51(b)	1,830	1,586,625
Series A, 5.25%, 06/01/60(b)	3,385	2,834,190
Series A, 6.50%, 06/01/62(b)	855	858,833
AMT, 6.50%, 10/01/53	2,160	2,189,357
Parish of St James Louisiana, RB, 2nd Series,
6.35%, 07/01/40(b)	3,160	3,456,535

		13,464,444

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	4,600	3,016,264

Maryland — 2.1%
City of Baltimore Maryland, RB
4.88%, 06/01/42	260	261,983
5.00%, 06/01/51	780	785,225
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/46	1,500	1,393,731
Maryland Economic Development Corp., RB
5.00%, 07/01/56	985	997,982
Class B, AMT, 5.25%, 06/30/55	4,760	4,938,221

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	$4,805	$4,123,534
Maryland Health & Higher Educational Facilities Authority, RB
Series A, 7.00%, 03/01/55(b)	8,165	8,669,121
Series B, 4.00%, 04/15/50	10,000	9,628,878
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, 2.85%, 01/01/51	1,855	1,390,073

		32,188,748

Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB,
Series D, 4.00%, 07/01/45	715	689,513
Massachusetts Development Finance Agency, Refunding RB(b)
4.00%, 10/01/32	355	335,246
4.13%, 10/01/42	855	732,122
Massachusetts Port Authority, ARB, Series E, AMT,
5.00%, 07/01/51	4,415	4,625,059

		6,381,940

Michigan — 0.3%
Advanced Technology Academy, Refunding RB
3.50%, 11/01/24	65	64,330
5.00%, 11/01/44	160	156,043
Grand Traverse County Hospital Finance Authority,
Refunding RB, 3.00%, 07/01/51	2,000	1,467,839
Michigan Strategic Fund, RB
5.00%, 11/15/42	280	265,374
AMT, 5.00%, 12/31/43	2,030	2,064,622

		4,018,208

Minnesota — 0.7%
City of Cologne Minnesota, RB, Series A, 5.00%, 07/01/45	2,065	1,806,906
City of Minneapolis Minnesota, RB
Series A, 5.00%, 07/01/55	1,405	1,173,182
Series A, 5.75%, 07/01/55	3,435	3,443,079
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,925	1,861,242
Series A, 5.25%, 02/15/58	2,790	2,868,104

		11,152,513

Mississippi — 0.4%
Mississippi Home Corp., Refunding RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 2.10%, 12/01/41	8,025	5,798,267

Missouri — 0.4%
Industrial Development Authority of the City of St Louis Missouri, Refunding RB, Series A, 4.38%, 11/15/35	1,020	839,184
Kansas City Industrial Development Authority, RB,
Series C, 7.50%, 11/15/46	425	347,745
Kansas City Industrial Development Authority, Refunding RB
Class B, 5.00%, 11/15/46	772	612,685
Class D, 2.00%, 11/15/46	345	15,260

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Kansas City Land Clearance Redevelopment Authority, TA(b)
Series B, 4.38%, 02/01/31	$3,105	$2,729,972
Series B, 5.00%, 02/01/40	1,240	1,055,115
Plaza at Noah’s Ark Community Improvement District, Refunding RB
3.00%, 05/01/26	275	264,412
3.00%, 05/01/30	225	205,019
3.13%, 05/01/35	750	626,687

		6,696,079

Nebraska — 0.3%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	4,545	4,773,532

Nevada — 0.2%
City of Las Vegas Nevada Special Improvement
District No. 815, SAB, 5.00%, 12/01/49	800	763,104
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	1,490	1,527,110
5.00%, 07/01/45	1,460	1,477,736

		3,767,950

New Hampshire — 0.5%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	1,435	1,259,568
Series A, 4.25%, 08/15/46	1,610	1,348,856
Series A, 4.50%, 08/15/55	3,350	2,795,820
New Hampshire Business Finance Authority,
Refunding RB, Series C, AMT, 4.88%, 11/01/42(b)	2,515	2,217,395

		7,621,639

New Jersey — 1.4%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(h)	340	342,101
Middlesex County Improvement Authority, RB
Series B, 6.13%, 01/01/25	2,495	30,813
Series B, 6.25%, 01/01/37	5,400	66,690
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(d)	2,060	2,305,351
Series A, 5.00%, 07/01/37	375	375,582
Series A, 5.25%, 11/01/54(b)	3,955	3,474,956
Series B, AMT, 6.50%, 04/01/31	2,215	2,306,798
New Jersey Health Care Facilities Financing
Authority, RB, 4.00%, 07/01/51	8,160	8,012,671
New Jersey Higher Education Student Assistance
Authority, RB, Series C, AMT, Subordinate,
3.25%, 12/01/51	1,700	1,228,576
New Jersey Transportation Trust Fund Authority, RB,
Series AA, 4.00%, 06/15/50	3,000	2,944,570

		21,088,108

New York — 8.0%
Albany Capital Resource Corp., Refunding RB,
4.00%, 07/01/41	3,750	2,120,128
Build NYC Resource Corp., RB
6.13%, 07/01/43	1,780	1,889,615
6.38%, 07/01/53	3,260	3,446,271
Series A, 5.00%, 07/01/32	2,255	2,128,109
Series A, 5.13%, 07/01/33	620	649,500
Build NYC Resource Corp., Refunding RB, AMT,
5.00%, 01/01/35(b)	1,215	1,225,310
City of New York, GO, Series A-1, 4.00%, 09/01/46	3,825	3,944,498

Security	Par (000)	Value

New York (continued)
Huntington Local Development Corp., RB,
Series A, 5.25%, 07/01/56	$585	$471,081
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.15%, 11/01/39	3,105	3,105,489
Series C-1A, 4.20%, 11/01/44	3,190	3,190,257
Series C-1A, 4.30%, 11/01/47	4,655	4,471,694
New York City Industrial Development Agency,
Refunding RB, Series A, (AGM), 3.00%, 01/01/40 .	605	517,483
New York Liberty Development Corp., Refunding RB
3.25%, 09/15/52	4,045	3,244,883
Series 1, 2.75%, 02/15/44	14,320	11,579,861
Series A, 3.00%, 11/15/51	2,300	1,826,156
New York State Dormitory Authority, Refunding RB
Series A, 3.00%, 03/15/51	4,200	3,287,451
Series D, 4.00%, 02/15/47	12,925	13,074,707
New York State Housing Finance Agency, RB, M/F
Housing, Series J-1, (SONYMA), 2.65%, 11/01/46	3,935	2,914,481
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	3,000	3,033,762
Series A, 4.00%, 03/15/49	4,955	4,910,814
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/25	1,000	1,007,645
AMT, 5.00%, 12/01/35	10,000	10,921,376
AMT, 4.00%, 01/01/36	5,000	4,775,661
AMT, 5.63%, 04/01/40	2,215	2,383,932
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,845	4,006,187
AMT, 4.00%, 04/30/53	3,365	2,938,741
New York Transportation Development Corp.,
Refunding ARB, AMT, 5.38%, 08/01/36	3,665	3,776,958
Niagara Area Development Corp., Refunding RB,
Series A, AMT, 4.75%, 11/01/42(b)	530	445,820
Port Authority of New York & New Jersey, Refunding
ARB, Series 223, AMT, 4.00%, 07/15/61	10,000	9,430,731
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing, Series 239,
(SONYMA), 2.60%, 10/01/44	4,040	3,109,512
Westchester County Local Development Corp., Refunding RB
5.00%, 07/01/41(b)	3,300	2,946,234
5.00%, 07/01/46(b)	2,205	1,873,999
Series A, 5.13%, 07/01/55	1,100	890,557
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	670	674,108
Sub-Series C, 5.13%, 06/01/51	2,000	2,028,716

		122,241,727

North Dakota — 0.5%
City of Grand Forks North Dakota, RB, Series B,
(AGM), 5.00%, 12/01/48	1,765	1,887,842
County of Cass North Dakota, Refunding RB,
Series B, 5.25%, 02/15/58	1,785	1,848,234
University of North Dakota, COP, Series A, (AGM),
2.50%, 06/01/54	6,200	3,835,080

		7,571,156

Ohio — 3.9%
American Municipal Power, Inc., Refunding RB,
4.00%, 02/15/37	2,750	2,856,165

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	$39,600	$37,174,418
County of Hamilton Ohio, Refunding RB,
Series C, 5.00%, 01/01/46	1,435	1,322,286
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	620	592,452
5.25%, 05/01/40	615	566,393
5.50%, 05/01/50	2,895	2,591,950
Hickory Chase Community Authority, Refunding RB,
5.00%, 12/01/40(b)	4,840	4,553,079
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	4,125	2,974,492
Ohio Air Quality Development Authority, RB, AMT,
5.00%, 07/01/49(b)	3,900	3,533,627
Ohio Higher Educational Facility Commission,
Refunding RB, 4.00%, 10/01/47	3,500	3,175,377
Port of Greater Cincinnati Development Authority,
RB, 4.25%, 12/01/50(b)	1,065	927,839

		60,268,078

Oklahoma — 1.9%
Norman Regional Hospital Authority, RB, 4.00%, 09/01/45	3,565	3,005,366
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	14,390	15,435,645
Series A-2, 7.25%, 09/01/51(b)	1,920	2,059,516
Series B, 5.00%, 08/15/38	4,585	4,497,414
Series B, 5.50%, 08/15/52	2,415	2,382,054
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	1,165	1,112,466
Tulsa County Industrial Authority, Refunding RB,
5.25%, 11/15/37	1,050	1,064,113

		29,556,574

Oregon — 0.1%
Clackamas County Hospital Facility Authority,
Refunding RB, Series A, 5.25%, 11/15/50	800	726,487
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/49	915	842,584
Series A, 5.25%, 06/15/55	505	473,427

		2,042,498

Pennsylvania — 1.9%
Bucks County Industrial Development Authority, RB,
4.00%, 07/01/46	475	344,087
East Hempfield Township Industrial Development
Authority, RB, 5.00%, 07/01/24(d)	1,750	1,768,015
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	880	830,200
Montgomery County Industrial Development
Authority, Refunding RB, 5.00%, 12/01/46	1,470	1,477,431
Northampton County Industrial Development
Authority, TA, 7.00%, 07/01/32	905	906,154
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	11,000	10,489,228
AMT, 5.75%, 06/30/48	2,890	3,149,302

Security	Par (000)		Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.25%, 06/30/53	$4,830		$4,993,986
Pennsylvania Economic Development Financing
Authority, Refunding RB, AMT, 5.50%, 11/01/44	5,390		5,390,494
School District of Philadelphia, GO, Series A, (SAW),
5.50%, 09/01/48	490		550,114

			29,899,011

Puerto Rico — 11.3%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	111,775		9,201,396
Children’s Trust Fund, Refunding RB, Series B,
0.00%, 05/15/55(c)	2,000		214,820
Commonwealth of Puerto Rico, GO
0.00%, 11/01/51(a)	83,476		40,079,805
Series A-1, 0.00%, 11/01/43(a)	13,868		7,488,807
Series A-1, Restructured, 5.38%, 07/01/25	—	(i)	3
Series A-1, Restructured, 5.63%, 07/01/29	11,002		11,944,334
Series A-1, Restructured, 5.75%, 07/01/31	5,352		5,923,429
Series A-1, Restructured, 4.00%, 07/01/33	1,849		1,804,589
Series A-1, Restructured, 4.00%, 07/01/35	2,010		1,942,107
Series A-1, Restructured, 4.00%, 07/01/37	4,281		4,059,866
Series A-1, Restructured, 4.00%, 07/01/41	4,939		4,564,435
Series A-1, Restructured, 4.00%, 07/01/46	2,017		1,798,877
Commonwealth of Puerto Rico, GO, CAB, Series A,
Restructured, 0.00%, 07/01/33(c)	5,283		3,296,869
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	24,647		4,561,693
PRIFA Custodial Trust, RB, Series 2005, 0.00%, 03/15/49	3,300		997,721
Puerto Rico Commonwealth Aqueduct & Sewer
Authority, RB, Series A, 4.00%, 07/01/42(b)	1,075		944,152
Puerto Rico Commonwealth Aqueduct & Sewer
Authority, Refunding RB, Series B, 4.00%, 07/01/42(b)	7,000		6,149,222
Puerto Rico Electric Power Authority, RB(f)(g)
5.50%, 07/01/17	475		118,750
5.40%, 01/01/18	2,054		513,544
5.00%, 07/01/18	900		225,000
5.40%, 07/01/18	2,054		513,627
5.50%, 07/01/18	415		103,750
5.50%, 07/01/19	335		83,750
10.00%, 07/01/19	2,887		721,744
5.40%, 01/01/20	208		51,919
7.50%, 01/01/20	6,762		1,690,540
5.40%, 07/01/20	208		51,919
7.50%, 07/01/20	709		177,314
5.00%, 07/01/22	715		178,750
5.38%, 07/01/22	4,500		1,125,000
5.38%, 07/01/24	815		203,750
5.00%, 07/01/25	3,890		972,500
5.25%, 07/01/25	1,940		485,000
5.00%, 07/01/26	455		113,750
5.25%, 07/01/26	590		147,500
5.25%, 07/01/27	230		57,500
5.25%, 07/01/28	1,945		486,250
7.25%, 07/01/30	250		62,500

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB(f)(g) (continued)
5.25%, 07/01/33	$315	$78,750
7.00%, 07/01/33	8,735	2,183,750
5.25%, 07/01/35	705	176,250
5.75%, 07/01/36	2,870	717,500
6.75%, 07/01/36	5,830	1,457,500
5.50%, 07/01/38	415	103,750
5.25%, 07/01/40	8,385	2,096,250
7.00%, 07/01/40	1,000	250,000
5.00%, 07/01/42	1,605	401,250
5.05%, 07/01/42	1,080	270,000
7.00%, 07/01/43	775	193,750
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
0.00%, 07/01/17	2,660	665,000
0.00%, 07/01/18	125	31,250
5.25%, 07/01/19	1,050	262,500
5.25%, 07/01/22	765	191,250
5.25%, 07/01/23	370	92,500
5.25%, 07/01/24	5,050	1,262,500
5.25%, 07/01/25	3,825	956,250
5.00%, 07/01/27	330	82,500
5.00%, 07/01/28	345	86,250
5.25%, 07/01/28	3,655	913,750
5.25%, 07/01/29	190	47,500
4.49%, 07/01/31	1,345	336,250
0.00%, 07/01/49	1,135	283,750
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	8,216	8,142,950
Series A-2, Restructured, 4.54%, 07/01/53	1,564	1,478,241
Series A-2, Restructured, 4.33%, 07/01/40	14,090	13,984,107
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	2,914	2,349,391
Series A-1, Restructured, 0.00%, 07/01/33	2,574	1,741,394
Series A-1, Restructured, 0.00%, 07/01/46	42,941	13,458,000
Series A-1, Restructured, 0.00%, 07/01/51	18,000	4,197,223
Series B-1, Restructured, 0.00%, 07/01/46	8,066	2,533,795

		174,081,583

South Carolina — 0.5%
City of Hardeeville South Carolina, SAB(b)
3.00%, 05/01/27	300	286,141
3.50%, 05/01/32	490	441,271
3.88%, 05/01/41	875	743,652
4.00%, 05/01/52	820	635,594
County of Dorchester South Carolina, SAB, 6.00%, 10/01/51(b)	2,240	2,277,249
South Carolina Jobs-Economic Development Authority, RB
7.50%, 08/15/62(b)	1,935	1,809,330
Series A, 5.00%, 11/15/42	585	538,618
South Carolina Jobs-Economic Development
Authority, Refunding RB, 4.00%, 11/15/27	385	368,116

		7,099,971

Tennessee — 1.7%
Chattanooga Health Educational & Housing Facility
Board, Refunding RB, Series A, 4.00%, 08/01/44	410	393,364

Security	Par (000)	Value

Tennessee (continued)
Franklin Health & Educational Facilities Board,
Refunding RB, Series A, 7.50%, 06/01/47(b)(f)(g)	$4,060	$442,134
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.25%, 10/01/58	5,625	5,666,634
Series A, 4.00%, 10/01/49	1,635	1,355,382
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB,
4.00%, 06/01/51(b)	2,350	1,852,688
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB,
0.00%, 06/01/43(b)(c)	4,000	1,443,030
Nashville Metropolitan Development & Housing
Agency, TA, 5.13%, 06/01/36(b)	500	505,867
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	7,435	7,900,893
Tennessee Energy Acquisition Corp., RB, Series A,
5.00%, 05/01/52(a)	6,360	6,755,193

		26,315,185

Texas — 7.7%
Angelina & Neches River Authority, RB, Series A,
AMT, 7.50%, 12/01/45(b)	2,340	1,568,636
Arlington Higher Education Finance Corp., RB
5.00%, 06/15/51	2,045	1,725,362
5.63%, 08/15/54(b)	6,260	5,918,590
7.50%, 04/01/62(b)	1,970	1,944,470
7.88%, 11/01/62(b)	1,670	1,711,942
Series A, 5.88%, 03/01/24	120	120,122
Brazoria County Industrial Development Corp., RB,
AMT, 7.00%, 03/01/39	1,610	1,524,269
Central Texas Regional Mobility Authority, Refunding RB(c)
0.00%, 01/01/28	3,000	2,662,172
0.00%, 01/01/29	500	429,541
0.00%, 01/01/30	1,330	1,104,231
0.00%, 01/01/31	4,000	3,215,576
City of Crandall Texas, SAB(b)
4.00%, 09/15/31	200	190,608
4.75%, 09/15/31	100	98,825
4.25%, 09/15/41	770	685,959
5.00%, 09/15/41	500	482,764
City of Houston Texas Airport System Revenue, ARB
AMT, 5.00%, 07/15/28	7,135	7,163,636
AMT, 4.00%, 07/01/41	3,600	3,212,386
Series A, AMT, 6.63%, 07/15/38	1,110	1,110,737
Series B-1, AMT, 5.00%, 07/15/35	5,000	4,975,067
City of Houston Texas Airport System Revenue,
Refunding ARB, AMT, 5.00%, 07/15/27	615	614,786
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	5,250	5,234,058
Series C, AMT, 5.00%, 07/15/27	3,925	3,955,397
City of Marble Falls Texas, SAB(b)
4.63%, 09/01/31	100	98,227
4.88%, 09/01/41	295	280,700
5.13%, 09/01/51	500	464,799
City of San Marcos Texas, SAB(b)
3.75%, 09/01/27	228	224,851
4.00%, 09/01/32	237	227,781
4.25%, 09/01/42	750	685,919
4.50%, 09/01/51	520	466,153

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Fort Bend County Industrial Development Corp., RB,
Series B, 4.75%, 11/01/42	$1,380	$1,380,019
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 01/01/38	510	469,153
Series A, 5.00%, 01/01/43	520	456,744
Series A, 5.13%, 01/01/48	1,535	1,297,151
Hemphill County Hospital District, GO
4.63%, 02/01/39	1,500	1,435,895
4.75%, 02/01/45	2,500	2,331,831
Hidalgo County Regional Mobility Authority, Refunding RB
Series B, Junior Lien, 4.00%, 12/01/39	1,000	917,638
Series B, Junior Lien, 4.00%, 12/01/40	1,040	946,171
Series B, Junior Lien, 4.00%, 12/01/41	1,000	898,846
Houston Higher Education Finance Corp., RB,
4.00%, 10/01/51	1,400	1,205,144
Mission Economic Development Corp., Refunding
RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,385	1,383,524
New Hope Cultural Education Facilities Finance
Corp., RB, Series A, 5.00%, 07/01/57	3,000	2,481,244
New Hope Cultural Education Facilities Finance
Corp., Refunding RB, Series A, 6.75%, 10/01/52	5,000	4,619,623
New Hope Higher Education Finance Corp., RB,
Series A, 5.75%, 06/15/51(b)	5,580	5,036,463
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	375	382,775
Series A, 5.75%, 08/15/45	735	743,832
Port Beaumont Navigation District, RB(b)
AMT, 2.75%, 01/01/36	2,620	1,928,955
AMT, 2.88%, 01/01/41	4,100	2,818,753
AMT, 3.00%, 01/01/50	23,435	13,818,819
Port Beaumont Navigation District, Refunding RB(b)
Series A, AMT, 3.63%, 01/01/35	7,160	5,884,828
Series A, AMT, 4.00%, 01/01/50	8,435	6,050,463
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	645	524,457
Series A, 5.00%, 10/01/51	885	675,236
Texas Municipal Gas Acquisition & Supply
Corp III, Refunding RB, 5.00%, 12/15/32	1,500	1,622,936
Texas Transportation Commission State Highway
249 System, RB, CAB(c)
0.00%, 08/01/46	2,580	866,665
0.00%, 08/01/47	3,850	1,226,905
0.00%, 08/01/48	4,070	1,229,082
0.00%, 08/01/49	3,825	1,095,063
0.00%, 08/01/50	5,485	1,480,640
0.00%, 08/01/51	3,230	823,204
0.00%, 08/01/52	3,230	775,954
0.00%, 08/01/53	290	65,950

		118,971,527

Utah — 0.1%
County of Utah, RB, Series A, 3.00%, 05/15/50	940	752,388
Utah Charter School Finance Authority, RB, Series A,
5.00%, 06/15/52(b)	1,320	993,581

		1,745,969

Vermont — 0.9%
East Central Vermont Telecommunications District, RB
Series A, 4.75%, 12/01/40(b)	2,850	2,476,360
Series A, 4.50%, 12/01/44(b)	3,695	2,978,197

Security	Par (000)	Value

Vermont (continued)
East Central Vermont Telecommunications District, RB (continued)
Series A, 6.88%, 12/01/46	$3,630	$3,824,140
Series A, 4.50%, 12/01/50(b)	3,000	2,290,874
Vermont Student Assistance Corp., RB, Class A,
AMT, 2.38%, 06/15/39	1,725	1,604,466

		13,174,037

Virginia — 2.4%
Ballston Quarter Community Development Authority,
TA, Series A, 5.50%, 03/01/46(f)(g)	2,900	2,148,953
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 4.00%, 07/01/50	1,545	1,544,902
Series A, Senior Lien, 4.00%, 07/01/55	9,770	9,631,114
Hanover County Economic Development Authority,
Refunding RB, 4.00%, 07/01/40(b)	1,790	1,430,751
Henrico County Economic Development Authority,
Refunding RB, 4.00%, 10/01/50	1,250	1,101,884
James City County Economic Development Authority, RB
5.25%, 12/01/27	990	990,465
6.88%, 12/01/58	1,475	1,563,750
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	460	462,176
5.00%, 03/01/45	475	475,326
Norfolk Economic Development Authority, Refunding
RB, Series B, 4.00%, 11/01/48	10,745	10,431,024
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/49	1,250	1,035,113
Series B, 4.00%, 01/01/25	910	896,560
Virginia Beach Development Authority, RB
5.38%, 09/01/29	1,085	1,102,795
7.00%, 09/01/53	1,800	1,902,962
Virginia Beach Development Authority, Refunding
RB, 4.00%, 09/01/48	2,885	2,105,834

		36,823,609

Washington — 0.6%
Washington Economic Development Finance
Authority, RB, Series A, AMT, 5.63%, 12/01/40(b)	3,470	3,538,402
Washington State Housing Finance Commission,
RB, Series A, 5.00%, 07/01/50(b)	1,240	1,225,529
Washington State Housing Finance Commission, Refunding RB
5.75%, 01/01/35(b)	355	307,169
5.00%, 01/01/43(b)	2,000	1,697,966
6.00%, 01/01/45(b)	940	754,730
Series A, 5.00%, 07/01/43	920	941,707
Series A, 5.00%, 07/01/48	620	626,379

		9,091,882

Wisconsin — 4.5%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	530	412,315
AMT, 4.25%, 07/01/54	3,690	2,583,738
Public Finance Authority, RB
5.00%, 06/15/39	310	302,350
5.00%, 06/15/41(b)	925	864,387
7.75%, 07/01/43(b)	9,100	9,427,201
5.63%, 06/15/49(b)	5,950	5,298,968
5.00%, 06/15/53	645	604,626
5.00%, 06/15/55(b)	2,405	2,063,420

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
5.00%, 01/01/56(b)	$3,790	$3,380,979
Series A, 4.25%, 06/15/31(b)	170	161,806
Series A, 6.25%, 10/01/31(b)	910	254,800
Series A, 5.00%, 06/01/40(b)	750	685,478
Series A, 5.00%, 06/15/41(b)	510	470,694
Series A, 6.85%, 11/01/46(b)(f)(g)	1,325	861,250
Series A, 7.00%, 11/01/46(b)(f)(g)	805	523,250
Series A, 5.38%, 07/15/47(b)	1,595	1,571,316
Series A, 7.00%, 10/01/47(b)	910	254,800
Series A, 5.00%, 06/01/49(b)	1,340	1,150,119
Series A, 5.63%, 06/15/49(b)	7,940	7,544,174
Series A, 5.00%, 06/15/51(b)	1,060	908,963
Series A, 5.25%, 12/01/51(b)	5,280	4,146,210
Series A, 5.00%, 06/15/55(b)	11,540	9,012,314
Series A, 4.75%, 06/15/56(b)	2,405	1,755,423
Series A-1, 4.50%, 01/01/35(b)	875	789,837
Series A-1, 5.50%, 12/01/48(b)(e)(f)(g)	38	8,435
Series B, 0.00%, 01/01/35(b)(c)	1,085	509,966
Series B, 0.00%, 01/01/60(b)(c)	31,635	1,974,976
AMT, 4.00%, 09/30/51	4,000	3,382,677
AMT, 4.00%, 03/31/56	3,370	2,778,841
Public Finance Authority, Refunding RB(b)
5.00%, 05/15/32	980	973,507
5.00%, 03/01/52	1,300	1,058,869
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 01/01/47	4,840	3,057,799
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	740	766,644

		69,540,132

Total Municipal Bonds — 94.7%
(Cost: $1,562,848,524)		1,455,588,794

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

New York — 0.8%
Triborough Bridge & Tunnel Authority, Refunding RB,
Senior Lien, 5.00%, 05/15/56	12,000	12,593,954

Pennsylvania — 0.9%
Pennsylvania Housing Finance Agency, RB,
S/F Housing, 5.45%, 04/01/51	12,495	13,488,163

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.7% (Cost: $24,713,289)		26,082,117

Total Long-Term Investments — 96.4% (Cost: $1,587,561,813)		1,481,670,911

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.76%(k)(l)	41,441,863	$41,446,007

Total Short-Term Securities — 2.7% (Cost: $41,438,935)		41,446,007

Total Investments — 99.1% (Cost: $1,629,000,748)		1,523,116,918

Other Assets Less Liabilities — 2.0%		30,180,420

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1)%		(16,393,033)

Net Assets — 100.0%		$1,536,904,305

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)	Rounds to less than 1,000.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$79,899,513	$—	$(38,465,787	)(a)	$14,418	$(2,137)	$41,446,007	41,441,863	$1,142,668	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	128	03/19/24	$14,450	$(522,102)
U.S. Long Bond	125	03/19/24	15,617	(1,133,972)

				$(1,656,074)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,656,074	$—	$1,656,074

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(204,412)	$—	$(204,412)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,656,074)	$—	$(1,656,074)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,033,594

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,452,316,686	$3,272,108	$1,455,588,794
Municipal Bonds Transferred to Tender Option Bond Trusts	—	26,082,117	—	26,082,117
Short-Term Securities
Money Market Funds	41,446,007	—	—	41,446,007
Unfunded Commitments(a)	—	—	14,203,568	14,203,568

	$41,446,007	$1,478,398,803	$17,475,676	$1,537,320,486

Derivative Financial Instruments(b)
Liabilities
Interest Rate Contracts	$(1,656,074)	$—	$—	$(1,656,074)

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $16,330,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Municipal Bonds	Unfunded Commitments	Total
Assets
Opening balance, as of June 30, 2023	$3,336,920	$—	$3,336,920
Transfers into Level 3	8,436	—	8,436
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(66,693)	14,203,568	14,136,875
Purchases	—	—	—
Sales	(6,555)	—	(6,555)

Closing balance, as of December 31, 2023	$3,272,108	$14,203,568	$17,475,676

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023	$(66,693)	$14,203,568	$14,136,875

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed Income Funds — 1.5%
iShares National Muni Bond ETF(a)(b)	1,250,000	$135,512,500

Total Investment Companies — 1.5% (Cost: $133,189,670)		135,512,500

	Par (000)

Municipal Bonds

Alabama — 4.7%
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, Series C, 5.00%, 11/15/46	$60,000	61,566,029
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	56,470	62,243,501
Series F, 5.50%, 11/01/53(c)	11,170	11,878,518
Energy Southeast A Cooperative District, RB
Series A-1, 5.50%, 11/01/53	95,715	104,461,539
Series B-1, 5.75%, 04/01/54	25,150	28,045,688
Southeast Energy Authority A Cooperative District, RB(c)
Series A, 4.00%, 11/01/51	102,970	102,956,723
Series A, 5.25%, 01/01/54	25,000	26,561,056
Series B, 4.00%, 12/01/51	9,220	9,171,678
Series B-1, 5.00%, 05/01/53	20,000	20,828,641

		427,713,373

Arizona — 1.0%
Arizona Industrial Development Authority, Refunding RB(d)
Series A, 5.25%, 07/01/37	1,230	1,236,328
Series A, 5.50%, 07/01/52	2,450	2,396,814
City of Phoenix Civic Improvement Corp., RB
Junior Lien, 5.00%, 07/01/40	2,000	2,325,638
Junior Lien, 5.00%, 07/01/42	7,815	8,969,948
Junior Lien, 5.00%, 07/01/44	40,000	43,898,004
Subordinate, 5.00%, 07/01/44	7,930	8,847,617
City of Phoenix Civic Improvement Corp., Refunding RB, Series A, 5.00%, 07/01/37	4,875	5,020,771
Maricopa County Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/38	10,000	10,469,379
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	215	220,094
Tucson Industrial Development Authority/Pima County Industrial Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 6.00%, 01/01/55	6,125	6,758,209

		90,142,802

Arkansas — 0.9%
Arkansas Development Finance Authority, RB 12.00%, 07/01/48	15,700	16,745,459
Series A, AMT, 6.88%, 07/01/48	18,200	19,318,223
Series A, AMT, 4.50%, 09/01/49(d)	4,750	4,728,878

Security	Par (000)	Value

Arkansas (continued)
Arkansas Development Finance Authority, RB (continued)
Series A, AMT, 4.75%, 09/01/49(d)	$34,660	$34,691,563
University of Arkansas, RB, Series A, 5.00%, 12/01/45	2,360	2,590,991

		78,075,114

California — 12.7%
California Community Choice Financing Authority, RB
5.00%, 07/01/53(c)	6,040	6,412,552
5.50%, 10/01/54	12,500	13,867,483
Series B-1, 4.00%, 02/01/52(c)	75,000	75,827,757
Series E-1, 5.00%, 02/01/54	41,825	45,163,472
Series G, 5.25%, 11/01/54	15,000	16,247,132
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/51(d)	7,940	4,882,477
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 11/15/40	1,415	1,433,508
Series A, 5.00%, 08/15/41	12,500	14,133,911
California Infrastructure & Economic Development Bank, RB, Series A, AMT, 3.65%, 01/01/50(c)(d)	49,190	49,136,056
California Pollution Control Financing Authority, Refunding RB, AMT, 4.25%, 07/01/43	36,210	36,105,234
California State Public Works Board, Refunding RB, 5.00%, 09/01/38	5,000	5,939,643
California Statewide Communities Development Authority, SAB, Series C, 3.00%, 09/02/30	3,115	3,066,941
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	27,990	29,886,929
City of Los Angeles Department of Airports, ARB AMT, 5.00%, 05/15/47	26,170	27,887,588
Series A, AMT, 5.00%, 05/15/44	8,000	8,298,814
Series A, AMT, 5.25%, 05/15/48	7,000	7,340,078
Sub-Series A, AMT, 5.00%, 05/15/47	2,855	2,918,491
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/45	18,000	19,330,966
AMT, Subordinate, 5.00%, 05/15/31	7,160	8,089,403
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(d)	7,690	6,213,968
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 07/01/58	9,055	5,911,347
Series A, 5.00%, 01/01/54	8,950	7,178,028
Series B, 4.00%, 07/01/58	10,330	6,766,608
Mezzanine Lien, 4.00%, 06/01/57	7,220	5,021,835
Series B, Mezzanine Lien, 4.00%, 12/01/59	6,125	3,644,772
Senior Lien, 3.13%, 06/01/57	13,670	8,748,258
Series B, Sub Lien, 4.00%, 12/01/59	15,875	10,335,350
East Bay Municipal Utility District Water System
Revenue, Refunding RB
Series A, 4.00%, 06/01/33	14,850	15,179,349
Series A, 4.00%, 06/01/34	14,000	14,310,746
Los Angeles Department of Water & Power Water System Revenue, Refunding RB, Series A, 5.25%, 07/01/44	24,365	26,022,414

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Los Angeles Department of Water & Power, Refunding RB
Series B, 5.25%, 07/01/37	$13,500	$14,727,041
Series B, 5.25%, 07/01/38	15,000	16,376,601
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	8,000	8,047,974
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,000	16,777,368
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	35,000	37,131,312
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	50,915	52,406,227
Series A, AMT, 5.00%, 05/01/39	14,500	15,344,315
Series A, AMT, 5.00%, 05/01/49	26,000	26,893,214
Series B, AMT, 5.00%, 05/01/46	57,000	58,179,743
Series D, AMT, 5.00%, 05/01/43	17,735	18,424,130
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 05/01/38	10,000	11,068,878
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 1.00%, 10/01/26	100,000	96,348,526
San Mateo County Transit District, Refunding RB, Series A, 4.00%, 06/01/32	15,645	16,034,465
State of California, Refunding GO
5.00%, 08/01/30	5,000	5,128,500
5.25%, 10/01/39	24,635	26,232,796
5.00%, 09/01/41	15,000	17,107,401
University of California, RB
5.00%, 05/15/37	15,410	16,719,842
Series AM, 5.00%, 05/15/44	26,780	27,039,762
Series M, 5.00%, 05/15/42	84,590	89,974,868
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	88,410	98,617,453

		1,153,881,526

Colorado — 2.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series B, 5.00%, 12/01/43	5,000	5,314,988
AMT, 5.00%, 12/01/36	7,360	7,864,048
Series A, AMT, 5.00%, 12/01/38	17,750	18,531,187
Series A, AMT, 5.00%, 12/01/43	13,860	14,378,024
Series A, AMT, 5.25%, 12/01/43	45,235	47,320,099
Series A, AMT, 5.00%, 11/15/47	20,000	21,428,360
Series A, AMT, 5.25%, 12/01/48	37,610	39,399,689
Series D, AMT, 5.75%, 11/15/45	3,290	3,757,672
City & County of Denver Colorado Airport System Revenue, Refunding RB
AMT, Subordinate, 5.00%, 11/15/27	3,250	3,454,177
AMT, Subordinate, 5.00%, 11/15/28	5,000	5,400,835
City & County of Denver Colorado Pledged Excise Tax Revenue, RB
Series A-1, 5.00%, 08/01/41	7,915	8,249,925
Series A-1, 5.00%, 08/01/48	12,920	13,343,939
City of Colorado Springs Colorado Utilities System Revenue, RB, Series A, 5.25%, 11/15/48	13,925	15,910,935

Security	Par (000)	Value

Colorado (continued)
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 07/01/31(d)	$500	$482,713
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/15/47	26,950	29,477,286
Cottonwood Highlands Metropolitan District No. 1, GO, Series A, 5.00%, 12/01/49	899	860,617
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,189	1,190,618

		236,365,112

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series B, 5.75%, 11/15/53	14,180	15,333,962
Connecticut State Health & Educational Facilities Authority, RB, Series Q-1, 5.00%, 07/01/46	5,570	5,715,136
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series 2015-A, 0.38%, 07/01/35(c)	39,965	39,197,895
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(d)	1,165	1,165,491
State of Connecticut Special Tax Revenue, RB, Series A, 5.00%, 07/01/41	15,285	17,465,441

		78,877,925

Delaware — 0.3%
Delaware State Economic Development Authority, Refunding RB, Series A, 1.25%, 10/01/45(c)	25,165	24,215,002
Delaware Transportation Authority, RB, 5.00%, 06/01/45	6,680	6,818,515

		31,033,517

District of Columbia — 3.9%
District of Columbia Income Tax Revenue, RB, Series C, 5.00%, 05/01/45	10,000	10,914,203
District of Columbia Water & Sewer Authority, Refunding RB
5.00%, 10/01/49	5,745	6,050,642
Series B, Sub-Lien, 5.25%, 10/01/40	48,060	50,429,017
Series B, Sub-Lien, 5.25%, 10/01/44	63,075	65,831,235
District of Columbia, GO
5.00%, 06/01/35	7,175	7,442,956
Series A, 5.00%, 06/01/37	8,660	8,987,145
Series A, 5.00%, 06/01/38	4,500	4,669,735
Series D, 5.00%, 06/01/42	34,680	36,728,692
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	18,355	21,031,540
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/48	12,400	12,869,527
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 5.00%, 07/15/45	11,985	13,086,508
Washington Metropolitan Area Transit Authority, RB
5.00%, 07/01/43	22,315	23,348,879
Series B, 5.00%, 07/01/42	81,415	85,294,449
Washington Metropolitan Area Transit Authority, Refunding RB, 5.00%, 07/01/31	6,860	7,410,528

		354,095,056

Florida — 2.9%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(d)	4,365	3,837,368

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB, CAB, Subordinate, 0.00%, 01/01/61(d)(e)	$6,820	$442,142
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	96,000	99,020,727
Florida Development Finance Corp., RB
6.50%, 06/30/57(d)	8,670	8,559,332
Series C, 5.75%, 12/15/56(d)	6,295	5,312,327
AMT, 5.00%, 05/01/29(d)	1,820	1,739,500
AMT, 6.13%, 07/01/32	11,725	11,846,711
Florida Development Finance Corp., Refunding RB, Series A, 4.50%, 12/15/56(d)	18,065	13,744,910
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/44	28,000	29,410,696
Sub-Series A, AMT, 5.00%, 10/01/42	43,040	44,381,841
Sub-Series A, AMT, 5.00%, 10/01/47	20,000	20,594,382
Hillsborough County Port District, ARB, Series A, 5.25%, 06/01/48	8,375	8,863,732
Lakewood Ranch Stewardship District, SAB, 4.63%, 05/01/27	1,395	1,399,857
Live Oak Lake Community Development District, SAB
4.40%, 05/01/40	1,600	1,433,930
4.60%, 05/01/51	2,840	2,404,360
Miami-Dade County Industrial Development Authority, RB, 5.10%, 11/01/43	8,370	7,240,806
River Landing Community Development District, SAB
Series A, 4.13%, 05/01/40	860	745,224
Series B, 4.25%, 11/01/35	515	463,465
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	147	70,702
Windward Community Development District, SAB, Series A-2, 4.40%, 11/01/35	700	632,454

		262,144,466

Georgia — 2.9%
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series D, AMT, Subordinate, 4.00%, 07/01/34	20,615	21,563,115
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	20,358,608
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(d)	5,030	4,580,399
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 06/01/53(c)	10,000	10,594,512
Series B, 5.00%, 07/01/53(c)	11,610	12,331,181
Series C, 4.00%, 03/01/50(c)	20,710	20,755,943
Series C, 5.00%, 09/01/53	100,335	106,986,871
Series D, 5.00%, 05/01/54	18,000	19,121,921
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53	45,165	48,392,244

		264,684,794

Idaho — 0.2%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48	18,000	20,506,970

Illinois — 6.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	2,200	2,200,170
Series H, 5.00%, 12/01/36	4,620	4,711,988
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	4,000	4,222,825
Series B, 4.00%, 12/01/35	11,640	11,398,333
Series C, 5.00%, 12/01/24	4,445	4,479,323

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, Refunding GO (continued)
Series C, 5.00%, 12/01/25	$12,760	$12,993,120
Series C, 5.00%, 12/01/26	3,060	3,157,548
Series F, 5.00%, 12/01/24	9,585	9,656,130
Series G, 5.00%, 12/01/34	5,000	5,123,852
Chicago O’Hare International Airport, ARB
Series D, AMT, Senior Lien, 5.00%, 01/01/42	16,340	16,754,859
Series D, Senior Lien, 5.25%, 01/01/42	56,710	59,584,903
Series D, Senior Lien, 5.00%, 01/01/47	20,000	20,672,278
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/39	4,000	4,219,397
Series B, Senior Lien, 5.00%, 01/01/48	6,000	6,318,273
Chicago O’Hare International Airport, Refunding RB
AMT, 5.00%, 01/01/33	5,600	5,670,740
Series B, Senior Lien, 5.00%, 01/01/39	50,000	52,363,842
Illinois Finance Authority, Refunding RB
5.00%, 10/01/48	31,850	33,092,211
Series A, 5.00%, 07/15/42	10,000	10,528,537
Series C, 5.00%, 02/15/41	38,295	39,321,744
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, (FHLMC, FNMA, GNMA), 5.75%, 10/01/53	9,760	10,539,233
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	20,500	21,073,280
Series A, 5.00%, 01/01/42	31,760	33,665,898
Series A, 5.00%, 01/01/44	7,075	7,606,713
Series A, 5.00%, 01/01/45	10,740	11,700,193
Series A, 5.25%, 01/01/45	37,315	42,681,355
Series B, 5.00%, 01/01/40	30,000	30,870,053
Illinois State Toll Highway Authority, Refunding RB, 5.00%, 01/01/38(h)	8,000	9,463,532
Southwestern Illinois Development Authority, RB, (BAM), 5.50%, 12/01/40	2,600	2,870,696
State of Illinois, GO
5.50%, 05/01/39	9,040	10,000,421
Series A, 5.00%, 11/01/29	27,500	30,541,002
Series B, 5.50%, 05/01/47	10,000	10,933,225
Series C, 5.50%, 10/01/42	28,000	31,480,800
State of Illinois, GO, BAB, Series B, 5.00%, 11/01/32	14,000	15,422,570
State of Illinois, Refunding GO, Series A, 5.00%, 10/01/28	19,250	20,970,175

		596,289,219

Indiana — 0.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	3,870	3,875,727
AMT, 7.00%, 01/01/44	7,330	7,339,386
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series A, 5.00%, 02/01/44	6,490	6,920,912

		18,136,025

Kentucky — 0.3%
Kentucky Public Energy Authority, Refunding RB, 5.25%, 04/01/54	26,840	29,236,137

Louisiana — 3.0%
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(c)	195,960	190,610,719
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, 0.88%, 02/01/46(c)	21,580	20,947,560
Louisiana Public Facilities Authority, RB 5.00%, 10/01/43	50,000	51,102,730

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB (continued)
Series A, 5.00%, 04/01/39(d)	$1,425	$1,318,219
Series A, 5.00%, 06/01/39(d)	1,300	1,252,899
Series A, 5.00%, 06/01/49(d)	3,000	2,692,533
Series A, 5.00%, 06/01/58(d)	4,500	3,900,544

		271,825,204

Maryland — 1.2%
City of Baltimore Maryland, Refunding RB
Series A, 4.50%, 09/01/33	2,735	2,673,031
Series A, 5.00%, 09/01/38	1,400	1,409,048
County of Anne Arundel Maryland, GO
5.00%, 10/01/47	11,255	11,876,907
5.00%, 10/01/48	19,925	21,490,125
County of Calvert Maryland, GO, 4.00%, 07/01/37	3,835	4,191,504
County of Frederick Maryland, GO, 5.00%, 04/01/41	6,035	6,981,043
County of Montgomery Maryland, RB
5.00%, 12/01/44	26,780	27,213,314
Series 2016, 5.00%, 12/01/45	13,955	14,332,291
County of Prince George’s Maryland, COP, 5.00%, 10/01/48	6,175	6,538,772
Washington Suburban Sanitary Commission, RB
(GTD), 4.00%, 06/01/38	5,380	5,523,649
(GTD), 4.00%, 06/01/41	9,750	9,977,784

		112,207,468

Massachusetts — 6.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 5.00%, 06/01/42	14,000	14,762,320
Commonwealth of Massachusetts, GO
5.00%, 11/01/43	5,000	5,303,380
Series A, 5.25%, 01/01/44	21,915	23,927,488
Series A, 5.25%, 04/01/47	85,000	90,052,900
Series C, 5.25%, 10/01/47	10,125	11,465,627
Series E, 5.25%, 09/01/43	105,000	114,025,408
Massachusetts Bay Transportation Authority Sales Tax Revenue Refunding RB, 5.00%, 07/01/42	5,000	5,256,397
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Sub-Series A-1, 5.25%, 07/01/48	57,645	66,141,080
Massachusetts Development Finance Agency, RB, Series A, 5.25%, 01/01/42	9,655	9,862,860
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	21,640	22,845,893
Massachusetts Port Authority, Refunding ARB
Series A, AMT, 5.00%, 07/01/34	2,110	2,228,964
Series A, AMT, 5.00%, 07/01/47	5,670	5,829,802
Series B, AMT, 5.00%, 07/01/43	22,430	22,919,029
Series C, AMT, 5.00%, 07/01/44	15,000	15,715,764
Series C, AMT, 5.00%, 07/01/49	20,000	20,767,290
Massachusetts School Building Authority, RB, Series B, 5.25%, 02/15/48	72,860	77,242,951
University of Massachusetts Building Authority, Refunding RB
Series 1, 5.00%, 11/01/39	8,190	8,353,028
Series 1, 5.25%, 11/01/42	58,840	63,432,206
Series 1, 5.25%, 11/01/47	14,425	15,369,649

		595,502,036

Michigan — 2.7%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	23,265	24,911,461

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, RB
Series A, 6.50%, 06/01/57(d)(f)(g)	$5,980	$5,180,514
Series S, 5.00%, 11/01/44	12,810	13,027,599
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	58,080	59,597,639
Series 2016, 5.25%, 12/01/41	25,630	26,645,744
Series A, 5.00%, 12/01/37	25,105	26,523,071
Series A, 5.00%, 12/01/41	9,370	10,047,564
Series A, 5.00%, 12/01/42	10,150	10,562,070
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/41	2,540	2,651,714
Series I, 5.00%, 10/15/51	5,050	5,210,285
Series I, 5.25%, 10/15/57	5,000	5,542,440
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	5,850	5,986,871
Michigan State University, Refunding RB, Series A, 5.00%, 08/15/40	9,000	9,306,800
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	16,470	16,750,899
Plymouth-Canton Community School District, GO, 5.00%, 05/01/42	3,100	3,480,874
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/38	10,000	10,643,014
West Bloomfield School District, GO
Series I, (Q-SBLF), 5.00%, 05/01/40	4,940	5,706,578
Series I, (Q-SBLF), 5.00%, 05/01/41	5,815	6,688,940

		248,464,077

Minnesota — 0.5%
Minnesota Housing Finance Agency, RB, S/F Housing
Series F, (FHLMC, FNMA, GNMA), 5.75%, 07/01/53	4,470	4,865,973
Series O, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	3,795	4,158,650
Minnesota Public Facilities Authority State Revolving Fund, RB, Series A, 5.00%, 03/01/35	10,010	10,571,408
State of Minnesota, GO
Series A, 4.00%, 09/01/40	14,745	15,588,645
Series A, 4.00%, 09/01/41	6,255	6,588,173

		41,772,849

Mississippi — 0.1%
Medical Center Educational Building Corp., Refunding RB, 5.00%, 06/01/47	8,975	9,301,516

Missouri — 0.4%
Curators of the University of Missouri, Refunding RB
Series A, 4.00%, 11/01/33	5,000	5,063,491
Series A, 4.00%, 11/01/34	5,000	5,064,128
Health & Educational Facilities Authority of the State of Missouri, RB
4.50%, 01/01/39	15,085	15,091,743
Series A, 5.00%, 10/01/46	6,000	6,382,774
Metropolitan St Louis Sewer District, Refunding RB, Series A, 5.00%, 05/01/39	4,925	5,649,844

		37,251,980

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series A, 5.75%, 12/01/53	9,350	10,221,277

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 0.7%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	$59,850	$63,416,046
State of Nevada Department of Business & Industry, RB
Series A, 4.50%, 12/15/29(d)	245	243,429
Series A, 5.00%, 07/15/37	875	879,424

		64,538,899

New Jersey — 2.9%
Borough of Tinton Falls New Jersey, GO, 5.00%, 04/25/24	9,500	9,553,481
Borough of Waldwick New Jersey, Refunding GO, 5.00%, 10/10/24	5,000	5,063,766
New Jersey Economic Development Authority, RB, 5.00%, 06/15/43	7,550	7,996,087
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/35	3,520	3,785,678
Series A, 5.00%, 07/01/37	3,000	3,186,294
Series A, 5.00%, 07/01/38	29,350	30,988,230
Series A, 4.00%, 07/01/40	10,000	10,090,438
Series A, 5.00%, 07/01/43	10,000	10,285,423
New Jersey Transportation Trust Fund Authority, RB
5.25%, 06/15/43	9,000	10,135,297
Series C, 5.25%, 06/15/32	20,010	20,464,681
Series S, 5.00%, 06/15/46	12,350	12,992,694
New Jersey Transportation Trust Fund Authority, Refunding RB
Series AA, 5.00%, 06/15/39	8,500	9,678,011
Series AA, 5.00%, 06/15/40	3,985	4,530,015
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/48	5,955	6,313,874
Series B, 5.00%, 01/01/46	20,000	22,146,124
Series E, 5.00%, 01/01/32	4,425	4,527,009
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/42	4,325	4,443,873
Series B, AMT, 5.00%, 01/01/48	2,330	2,391,162
State of New Jersey, GO
5.00%, 06/01/40	12,500	13,207,806
5.00%, 06/01/41	11,500	12,126,164
5.00%, 06/01/42	10,500	11,045,251
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	17,250	17,707,800
Series A, 5.25%, 06/01/46	20,350	21,151,437
Township of Montville New Jersey, Refunding GO, 5.00%, 11/06/24	5,300	5,387,116
Wall Township School District, GO, 4.00%, 07/15/41	2,700	2,806,238

		262,003,949

New Mexico — 0.1%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	125	130,792
New Mexico Mortgage Finance Authority, RB, S/F Housing, (FHLMC, FNMA, GNMA), 5.75%, 03/01/54	6,500	7,068,024

		7,198,816

New York — 11.7%
City of New York, GO
Series D-1, 5.50%, 05/01/44	7,840	9,130,685
Series E-1, 5.00%, 03/01/39	10,375	11,165,853
Sub-Series F-1, 5.00%, 04/01/43	40,000	42,589,215
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	43,000	44,920,168

Security	Par (000)	Value

New York (continued)
Hudson Yards Infrastructure Corp., Refunding RB (continued)
Series A, 5.00%, 02/15/45	$3,000	$3,115,597
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/40	43,190	47,419,359
Series BB-1, 5.00%, 06/15/44	2,460	2,738,810
Series BB-1, 4.00%, 06/15/45	20,000	20,255,627
Series CC, 5.25%, 06/15/46	60,465	63,124,026
Series CC1, 5.00%, 06/15/37	24,000	25,771,639
Series CC1, 5.25%, 06/15/37	15,000	16,233,741
Series DD-2, 5.00%, 06/15/40	21,260	22,834,517
Series EE, 5.25%, 06/15/36	14,500	15,959,918
Series EE, 5.00%, 06/15/40	34,240	36,620,841
Series EE, 5.00%, 06/15/45	7,000	7,435,316
Series FF, 5.00%, 06/15/40	23,790	25,773,608
New York City Transitional Finance Authority Building Aid Revenue, RB
Subordinate, (SAW), 5.00%, 07/15/41	3,675	3,775,250
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	31,165	33,635,762
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.50%, 11/01/45	19,690	23,057,326
Series E-1, 5.00%, 02/01/41	23,195	23,554,472
Sub-Series E-1, 5.00%, 02/01/39	2,525	2,662,942
Sub-Series F-1, 5.00%, 05/01/42	3,000	3,157,991
Subordinate, 5.00%, 05/01/39	2,600	2,796,884
Subordinate, 4.00%, 05/01/40	6,835	7,014,240
Series A-3, Subordinate, 4.00%, 05/01/41	1,455	1,479,630
Series C-3, Subordinate, 5.00%, 05/01/40	5,000	5,371,380
Series F-1, Subordinate, 5.00%, 02/01/43	14,280	16,041,934
Series F-1, Subordinate, 5.00%, 02/01/44	4,000	4,477,367
New York City Transitional Finance Authority, RB
5.50%, 05/01/40	3,000	3,664,243
5.50%, 05/01/41	10,000	12,145,385
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	15,000	15,132,071
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/40	3,495	3,674,592
Series A, 5.00%, 03/15/41	3,240	3,400,674
Series A, 5.00%, 07/01/43	2,050	2,173,313
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	4,130	4,492,959
Series A, 5.25%, 03/15/38	5,000	5,539,063
Series A, 4.00%, 03/15/40	37,960	39,398,823
Series A, 5.00%, 03/15/40	5,500	5,953,186
Series A, 5.00%, 03/15/46	50,000	55,545,856
Series E, 5.00%, 03/15/40	2,270	2,437,327
Series E, 5.00%, 03/15/42	36,535	39,216,668
New York State Housing Finance Agency, RB, M/F Housing, Series J, (SONYMA), 1.10%, 11/01/61(c)	36,070	32,423,675
New York State Thruway Authority, RB, Series A, Junior Lien, 5.00%, 01/01/46	5,000	5,102,814
New York State Urban Development Corp., RB, 5.00%, 03/15/44	14,075	15,945,040
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/47	10,000	10,896,104
Series A, 5.00%, 03/15/46	12,225	13,652,057
Series E, 4.00%, 03/15/41	24,000	24,599,094
New York Transportation Development Corp., ARB
AMT, 6.00%, 04/01/35	14,215	15,871,942

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp.,
ARB (continued)
AMT, 5.00%, 12/01/35	$1,650	$1,802,027
AMT, 5.00%, 12/01/37	10	10,797
AMT, 5.00%, 12/01/38	12,150	13,006,510
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	25,020	26,068,869
Port Authority of New York & New Jersey, ARB
AMT, 4.00%, 09/01/37	4,000	4,009,658
AMT, 5.00%, 11/01/49	33,555	34,918,671
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 10/15/42	10,000	10,491,650
205th Series, 5.00%, 11/15/47	14,610	15,365,114
AMT, 5.00%, 09/01/30	5,000	5,059,400
AMT, 5.00%, 09/15/32	4,000	4,258,591
AMT, 5.00%, 01/15/47	12,550	13,492,173
Series 207, AMT, 5.00%, 09/15/31	14,950	16,064,506
Series 231, AMT, 5.50%, 08/01/39	5,710	6,555,824
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 10/15/38	3,500	3,831,734
Triborough Bridge & Tunnel Authority, Refunding RB
5.25%, 11/15/40	5,335	6,337,202
Series A, 5.00%, 11/15/41	10,000	10,386,894
Series B, 5.00%, 11/15/35	10,895	11,802,576
Series C-2, 5.00%, 11/15/42	45,995	48,678,411
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,500	2,535,895

		1,068,055,486

North Carolina — 0.3%
County of Union North Carolina, GO, 5.00%, 09/01/43	4,220	4,874,085
NORTH CAROLINA ST HSG FIN AGY NCSHSG 01/55 FIXED 6.25, (FHLMC, FNMA, GNMA), 6.25%, 01/01/55	9,360	10,360,748
State of North Carolina, GO, Series A, 4.00%, 06/01/33	11,565	11,835,819

		27,070,652

North Dakota — 0.1%
North Dakota Public Finance Authority, RB, Series C, 5.00%, 06/01/40	6,370	6,552,468

Ohio — 0.9%
City of Cleveland Ohio, GO, 5.00%, 12/01/43	4,625	4,937,390
County of Franklin Ohio, RB, 5.00%, 05/15/40	4,750	4,854,268
Ohio University, Refunding RB
Series A, 5.00%, 12/01/44	16,500	17,189,278
Series A, 5.00%, 12/01/45	7,000	7,324,468
Ohio Water Development Authority Water Pollution Control Loan Fund, RB
Series B, 5.00%, 12/01/39	10,000	11,711,312
Series B, 5.00%, 12/01/40	11,500	13,421,621
Series B, 5.00%, 12/01/41	10,000	11,602,404
State of Ohio, RB, 4.00%, 01/01/40	3,190	3,241,491

Security	Par (000)	Value

Ohio (continued)
University of Cincinnati, RB
Series A, 5.00%, 06/01/45	$5,000	$5,228,525
Series C, 5.00%, 06/01/41	2,600	2,702,785

		82,213,542

Oklahoma — 0.2%
Oklahoma Development Finance Authority, RB, 7.25%, 09/01/51(d)	7,990	8,570,591
Oklahoma Turnpike Authority, RB, Series C, 5.00%, 01/01/47	10,000	10,410,969

		18,981,560

Pennsylvania — 1.3%
Allentown Neighborhood Improvement Zone Development Authority, RB(d)
5.00%, 05/01/27	2,680	2,733,472
5.00%, 05/01/32	3,750	3,814,527
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/47	5,500	5,766,032
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,670	1,672,129
Pennsylvania Higher Educational Facilities Authority, RB, Series A, 5.00%, 02/15/48	5,000	5,288,876
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, 6.25%, 10/01/53	11,975	13,258,907
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, RB, Series A, 5.25%, 12/01/44	30,000	32,610,150
Pennsylvania Turnpike Commission, RB
Sub-Series A, 5.50%, 12/01/46	46,430	48,831,224
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	4,200	4,295,326

		118,270,643

Puerto Rico — 0.7%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.75%, 07/01/31	13,205	14,615,810
Series A-1, Restructured, 4.00%, 07/01/33	20,418	19,929,440
Series A-1, Restructured, 4.00%, 07/01/35	8,168	7,892,641
Series A-1, Restructured, 4.00%, 07/01/37	25,180	23,877,582

		66,315,473

South Carolina — 2.0%
County of Dorchester South Carolina, SAB(d)
5.88%, 10/01/40	1,245	1,276,879
6.00%, 10/01/51	3,000	3,049,887
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54	50,600	55,020,157
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	92,000	99,824,738
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(d)	10,135	9,476,777
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.25%, 11/15/37	3,005	2,928,293
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B, 6.00%, 01/01/54	10,000	11,088,849

		182,665,580

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 1.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/48	$10,465	$10,765,832
Metropolitan Nashville Airport Authority, ARB, Series A, Subordinate, 5.00%, 07/01/39	1,000	1,091,336
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(c)	85,000	88,785,390
Tennessee Housing Development Agency, RB, S/F Housing, Series 2A, 5.75%, 01/01/54	12,935	14,154,902
Tennessee Housing Development Agency, Refunding RB, S/F Housing, (FHLMC, FNMA, GNMA), 6.25%, 01/01/54	5,500	6,168,416

		120,965,876

Texas — 11.3%
Arlington Higher Education Finance Corp., RB
7.88%, 11/01/62(d)	9,425	9,661,711
Series A, 5.30%, 04/01/62(d)	6,415	5,562,355
Series A, 5.75%, 08/15/62	4,950	4,395,192
Austin Independent School District, GO, 5.00%, 08/01/48	26,990	28,855,212
Board of Regents of the University of Texas System, Refunding RB, Series A, 5.00%, 08/15/43	11,035	12,363,569
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	45,000	46,092,199
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series C, 5.00%, 10/01/45	21,635	23,638,900
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	40,000	43,787,479
City of Fort Worth Texas, RB, Series A, 5.25%, 03/01/43	15,000	15,239,221
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series D, 1st Lien, 5.00%, 11/15/44	20,000	20,212,131
City of Houston Texas, Refunding GO
5.25%, 03/01/42	1,375	1,591,888
Series A, 5.25%, 03/01/43	1,380	1,587,872
City of Midland Texas, Refunding GO, Series B, 5.00%, 03/01/47	17,985	19,672,208
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
Series A, 5.25%, 02/01/40	10,000	11,706,088
Series A, 5.25%, 02/01/41	25,625	29,831,639
Series A, 5.25%, 02/01/42	9,150	10,609,661
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	13,890	14,780,933
Dallas Independent School District, Refunding GO, (PSF), 5.00%, 02/15/48	32,695	36,132,872
Grand Parkway Transportation Corp., RB
Series A, 5.00%, 10/01/43	77,000	81,857,406
Series A, 5.00%, 10/01/48	7,305	7,709,593
Greater Texoma Utility Authority, RB, Series A, (BAM), 5.25%, 10/01/48	22,400	24,813,300
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 6.38%, 01/01/33	40	40,015
Hays Consolidated Independent School District, GO, (PSF), 4.00%, 02/15/37	1,000	1,062,703
Lower Colorado River Authority, Refunding RB
5.00%, 05/15/44	5,050	5,257,968
5.25%, 05/15/48	33,840	37,672,028
(AGM), 5.50%, 05/15/48	17,850	20,165,207

Security	Par (000)	Value

Texas (continued)
Lower Colorado River Authority, Refunding RB (continued)
5.00%, 05/15/50	$10,310	$10,822,250
Series A, 5.50%, 05/15/47	5,000	5,650,646
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(d)	7,000	6,992,539
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 07/01/40	4,000	3,686,954
Series A, 5.00%, 07/01/57	7,000	5,789,569
New Hope Cultural Education Facilities Finance Corp., Refunding RB
Series A, 4.00%, 08/15/40	2,000	1,995,458
Series A, 6.75%, 10/01/52	580	535,876
Series B2, 4.50%, 10/01/26	2,970	2,906,723
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/39	5,590	5,788,331
Series A, 5.00%, 01/01/40	22,070	24,851,870
Series A, 5.00%, 01/01/43	10,845	11,484,811
Series B, 5.00%, 01/01/43	10,000	10,373,277
Northwest Independent School District, GO, (PSF), 5.00%, 02/15/49(h)	16,250	18,049,492
Pecos Barstow Toyah Independent School District, GO
(PSF), 5.00%, 02/15/42	4,500	4,653,847
(PSF), 5.00%, 02/15/43	4,000	4,126,901
Pflugerville Independent School District, GO
5.00%, 02/15/41	7,225	8,148,727
Series A, 5.00%, 02/15/48	13,515	14,272,819
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/48	24,945	27,711,386
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 07/01/38	19,115	20,392,407
5.50%, 11/15/47	11,905	13,465,305
Series B, 5.00%, 07/01/43	50,400	53,048,549
Series B, 5.00%, 07/01/48	11,560	11,961,352
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 02/15/41	15,900	16,391,717
Series A, 5.00%, 11/15/45	7,300	7,493,305
Series A, 5.00%, 02/15/47	8,650	8,844,245
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 5.75%, 03/01/54	29,400	32,307,783
Series B, (GNMA), 6.00%, 03/01/53	11,885	13,086,407
Texas Water Development Board, RB
4.00%, 10/15/44	7,100	7,178,479
4.00%, 10/15/45	11,560	11,672,048
5.25%, 10/15/46	60,000	62,504,018
Series B, 4.00%, 10/15/43	11,100	11,172,226
Series B, 5.00%, 04/15/49	45,000	47,821,598
Weatherford Independent School District, GO, (PSF), 5.00%, 02/15/45	27,810	28,292,990

		1,027,773,255

Utah — 1.1%
County of Utah, Refunding RB, Series A, 5.00%, 05/15/41	47,170	48,735,313
Intermountain Power Agency, RB, 5.25%, 07/01/45	25,585	29,292,869
Utah Charter School Finance Authority, RB(d)
5.00%, 06/15/42	1,810	1,649,628
5.00%, 06/15/52	5,420	4,631,854

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, RB(d) (continued)
5.63%, 06/15/54	$4,930	$4,394,713
5.00%, 06/15/57	3,910	3,267,612
Utah Charter School Finance Authority, Refunding RB(d)
5.25%, 06/15/37	3,795	3,405,664
5.38%, 06/15/48	2,740	2,241,578

		97,619,231

Vermont — 0.1%
East Central Vermont Telecommunications District, RB(d)
Series A, 4.00%, 12/01/30	2,010	1,899,593
Series A, 4.25%, 12/01/40	4,030	3,289,329
Series A, 4.50%, 12/01/50	2,960	2,260,329
Vermont Housing Finance Agency, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 5.75%, 11/01/53	4,500	4,930,503

		12,379,754

Virginia — 2.7%
Ballston Quarter Community Development Authority, TA, Series A, 5.50%, 03/01/46(f)(g)	1,740	1,289,371
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47	14,750	15,371,548
Hanover County Economic Development Authority, Refunding RB, 5.00%, 07/01/38	125	118,299
Prince William County Industrial Development Authority, RB, 5.00%, 10/01/41	2,460	2,846,765
University of Virginia, Refunding RB
Series A, 5.00%, 04/01/39	21,600	23,056,944
Series A, 5.00%, 04/01/42	24,825	26,268,822
Series A, 5.00%, 04/01/47	9,630	10,057,554
Virginia College Building Authority, RB, 5.00%, 02/01/40	2,650	3,068,930
Virginia Commonwealth Transportation Board, RB
5.00%, 05/15/40	8,470	9,836,425
4.00%, 05/15/41	10,000	10,326,324
5.00%, 05/15/42	7,000	8,049,133
Virginia Commonwealth University Health System Authority, RB, 5.00%, 07/01/34	2,370	2,554,423
Virginia Port Authority Commonwealth Port Fund, ARB, Series A, 5.25%, 07/01/48	35,000	40,167,320
Virginia Public Building Authority, ARB, AMT, 4.00%, 08/01/36	8,830	9,040,480
Virginia Public Building Authority, RB
Series A, 4.00%, 08/01/41	29,800	31,193,101
Series A, 4.00%, 08/01/42	20,000	20,737,147
Series A-2, 4.00%, 08/01/38	25,465	26,846,007
Virginia Small Business Financing Authority, RB, 5.00%, 10/01/40	8,000	8,805,629

		249,634,222

Washington — 0.7%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/41	8,990	9,435,874
Port of Seattle WA, ARB, Series C, AMT, Intermediate Lien, 5.25%, 05/01/42	2,930	3,039,814
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,000	2,061,659

Security	Par (000)	Value

Washington (continued)
Snohomish County Public Utility District No. 1 Electric System Revenue, RB, 5.00%, 12/01/37	$15,470	$16,221,749
State of Washington, GO
5.00%, 08/01/40	5,000	5,482,441
5.00%, 06/01/45	3,795	4,188,789
Series A, 5.00%, 08/01/43	4,420	4,975,757
Series C, 5.00%, 02/01/42	2,020	2,247,405
Washington Health Care Facilities Authority, RB, 5.00%, 10/01/47	13,000	13,240,917

		60,894,405

West Virginia — 0.1%
West Virginia University, RB, 5.00%, 10/01/49	5,000	5,333,220

Wisconsin — 0.5%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	2,715	2,112,142
AMT, 4.25%, 07/01/54	4,745	3,322,449
Public Finance Authority, RB
7.00%, 07/01/33	6,580	6,665,641
Series A, 6.25%, 10/01/31(d)(f)(g)	1,715	480,200
Series A, 5.00%, 06/15/41(d)	1,215	1,116,367
Series A, 5.25%, 03/01/45(d)	4,000	3,615,354
Series A, 7.00%, 11/01/46(d)(f)(g)	6,385	4,150,250
Series A, 7.00%, 10/01/47(d)(f)(g)	1,715	480,200
Series A, 5.63%, 06/15/49(d)	12,100	11,496,789
Series A, 5.00%, 06/15/51(d)	1,365	1,171,753
Series A, 4.75%, 06/15/56(d)	7,780	5,678,666
Series A, 5.00%, 06/15/56(d)	1,495	1,253,172
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 6.00%, 03/01/54	7,145	7,981,803

		49,524,786

Total Municipal Bonds — 93.2% (Cost: $8,383,712,964)		8,495,720,260

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 0.5%
California State University, RB, Series A, 5.00%, 11/01/51	40,470	43,773,064

District of Columbia — 0.6%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 5.00%, 07/15/45	50,585	55,234,131

Massachusetts — 0.6%
Commonwealth of Massachusetts, GO, Series C, 5.25%, 10/01/47	50,000	56,620,381

New York — 0.5%
Port Authority of New York & New Jersey, Refunding ARB, Series 231, AMT, 5.50%, 08/01/47(j)	40,000	44,464,087

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 0.5%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.25%, 05/01/42	$45,000	$46,686,563

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.7% (Cost: $247,457,631)		246,778,226

Total Long-Term Investments — 97.4% (Cost: $8,764,360,265)		8,878,010,986

	Shares

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.76%(a)(b)	273,370,014	273,397,351

Total Short-Term Securities — 3.0% (Cost: $273,308,792)		273,397,351

Total Investments — 100.4% (Cost: $9,037,669,057)		9,151,408,337

Other Assets Less Liabilities — 0.9%		79,465,431

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.3)%		(114,256,232)

Net Assets — 100.0%		$9,116,617,536

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2030, is $21,130,556. See Note 4 of the Notes to Financial Statements for details.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$623,096,181	$—	$(349,726,310	)(a)	$68,152	$(40,672)	$273,397,351	273,370,014	$7,878,806	$—
iShares National Muni Bond ETF	—	246,484,949	(110,696,696)		(2,598,582)	2,322,829	135,512,500	1,250,000	689,782	—

					$(2,530,430)	$2,282,157	$408,909,851		$8,568,588	$—

(a)	Represents net amount purchased (sold).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,580,801	$—	$3,580,801

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,223,162)	$—	$(4,223,162)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock National Municipal Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$240,836,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$135,512,500	$—	$—	$135,512,500
Municipal Bonds	—	8,495,720,260	—	8,495,720,260
Municipal Bonds Transferred to Tender Option Bond Trusts	—	246,778,226	—	246,778,226
Short-Term Securities
Money Market Funds	273,397,351	—	—	273,397,351

	$408,909,851	$8,742,498,486	$—	$9,151,408,337

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $113,030,007 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 14.6%
Black Belt Energy Gas District, RB 4.00%, 10/01/52(a)	$9,710	$9,708,378
4.22%, 10/01/52(a)	4,000	3,844,450
Series A, 5.25%, 01/01/54(a)	4,500	4,824,489
Series B, 4.00%, 10/01/52(a)	6,950	6,952,501
Series C-1, 5.25%, 02/01/53(a)	3,570	3,816,541
Series F, 5.25%, 12/01/26	5,140	5,315,610
Black Belt Energy Gas District, Refunding RB Series D-1, 5.50%, 06/01/49	2,580	2,753,187
Series D2, 5.01%, 07/01/52(a)	2,650	2,696,338
Columbia Industrial Development Board, Refunding RB, 4.25%, 12/01/37(a)	5,000	5,000,000
Southeast Energy Authority A Cooperative District, RB Series A, 4.00%, 11/01/51(a)	3,035	3,034,609
Series A, 5.25%, 01/01/54(a)	15,000	15,936,634
Series A-1, 5.00%, 12/01/26	1,400	1,446,990
Series A-1, 5.00%, 06/01/27	750	777,852
Series B, 5.00%, 01/01/54	10,000	10,639,294
Series B-1, 5.00%, 05/01/53(a)	2,500	2,603,580

		79,350,453

Arizona — 3.3%
Arizona Health Facilities Authority, RB, 4.12%, 01/01/46	5,900	5,877,198
Chandler Industrial Development Authority, RB(a) AMT, 5.00%, 06/01/49	7,395	7,411,270
Series 2, AMT, 5.00%, 09/01/52	2,925	3,071,687
Salt Verde Financial Corp., RB, 5.50%, 12/01/29	1,475	1,600,735

		17,960,890

California — 1.4%
California Community Choice Financing Authority, RB, 5.54%, 12/01/53(a)	7,000	7,156,874
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/26	500	518,047

		7,674,921

Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT, 5.50%, 11/15/27	2,480	2,485,932
Colorado Health Facilities Authority, RB, Series B-2, 5.00%, 08/01/49(a)	4,500	4,661,446
Regional Transportation District, Refunding RB Series A, 5.00%, 01/15/24	350	350,120
Series A, 5.00%, 07/15/24	350	352,051
Series A, 3.00%, 01/15/26	610	600,501

		8,450,050

Connecticut — 1.6%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing Series D-1, 5.00%, 11/15/26	555	591,833
Series D-1, 5.00%, 05/15/27	655	705,198
Series D-1, 5.00%, 11/15/27	550	597,397
Series D-1, 5.00%, 05/15/28	675	738,965
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series L-1, 4.00%, 07/01/24	650	650,613
State of Connecticut, GO(a) Series A, 4.82%, 03/01/24	1,000	1,000,468
Series A, 4.86%, 03/01/25	4,155	4,207,588

		8,492,062

Security	Par (000)	Value

Delaware — 1.4%
Delaware State Economic Development Authority, Refunding RB, Series B, 1.25%, 10/01/40(a)	$8,000	$7,697,994

District of Columbia — 0.2%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/27	1,000	1,011,033

Florida — 1.3%
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/28	3,000	3,077,036
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/28	2,350	2,373,587
Greater Orlando Aviation Authority, ARB, AMT, 5.00%, 10/01/30	1,335	1,461,580

		6,912,203

Georgia(a) — 4.0%
Main Street Natural Gas, Inc., RB Series A, 5.00%, 06/01/53	5,000	5,297,256
Series B, 5.00%, 07/01/53	15,435	16,393,779

		21,691,035

Guam — 0.5%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/25	2,500	2,559,239

Illinois — 4.6%
Chicago O’Hare International Airport, Refunding RB, Series C, Senior Lien, 5.00%, 01/01/30	1,320	1,381,053
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB 5.00%, 06/01/27	1,250	1,324,267
5.00%, 06/01/28	5,105	5,505,035
City of Chicago Illinois Waterworks Revenue, Refunding RB, Series B, 2nd Lien, 5.00%, 11/01/24	650	660,373
Illinois Finance Authority, Refunding RB, Series B, 4.57%, 05/01/42(a)	1,000	978,492
Illinois Housing Development Authority, RB, S/F Housing Series G, (FHLMC, FNMA, GNMA), 5.50%, 04/01/28	300	331,241
Series G, (FHLMC, FNMA, GNMA), 5.50%, 10/01/28	250	278,220
Series G, (FHLMC, FNMA, GNMA), 5.50%, 04/01/29	355	397,818
Series G, (FHLMC, FNMA, GNMA), 5.50%, 10/01/29	375	422,723
Series G, (FHLMC, FNMA, GNMA), 3.50%, 10/01/54(a)	4,300	4,306,341
State of Illinois, GO Series D, 5.00%, 11/01/27	2,830	3,038,228
Series D, 5.00%, 11/01/28	2,380	2,551,420
State of Illinois, Refunding GO, Series D, 5.00%, 07/01/24	3,750	3,777,349

		24,952,560

Indiana — 1.1%
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, AMT, 5.00%, 01/01/30	5,000	5,449,488
Lawrence Township School Building Corp., RB, 4.00%, 01/15/24	550	550,160

		5,999,648

Iowa — 1.0%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	5,535	5,669,203

Kansas(a) — 4.4%
City of Burlington Kansas, Refunding RB Series A, 3.86%, 09/01/35	18,000	18,000,000
Series B, 3.86%, 09/01/35	6,000	6,000,000

		24,000,000

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana — 9.0%
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(a)	$13,515	$13,146,070
Louisiana Public Facilities Authority, RB, 5.00%, 10/01/43	10,000	10,220,546
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/28	855	901,462
Parish of St James Louisiana, RB, Series A-1, 4.29%, 11/01/40(a)	24,700	24,700,000

		48,968,078

Massachusetts — 1.2%
Massachusetts Educational Financing Authority, RB AMT, 5.00%, 07/01/26	2,265	2,352,668
Series B, AMT, 5.00%, 07/01/26	1,250	1,298,382
Massachusetts Housing Finance Agency, RB, M/F Housing 4.00%, 12/01/27	1,250	1,276,819
Series A-2, 0.45%, 12/01/24	1,500	1,463,597

		6,391,466

Michigan — 3.8%
Michigan Finance Authority, RB, 4.72%, 12/01/39(a)	6,115	6,127,776
Michigan Finance Authority, Refunding RB 4.62%, 04/15/47(a)	3,150	3,146,670
Series D-1, 0.55%, 10/15/24	1,300	1,272,528
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	1,500	1,439,869
Series A-1, 0.65%, 10/01/24	460	450,054
Michigan Strategic Fund, RB AMT, 0.58%, 08/01/27(a)	1,600	1,568,093
AMT, 5.00%, 06/30/29	6,015	6,333,455
Mona Shores Public Schools, GO, Series II, (Q-SBLF), 4.00%, 05/01/24	500	502,041

		20,840,486

Minnesota — 0.6%
Hastings Independent School District No. 200, GO, CAB, Series A, 0.00%, 02/01/26(b)	1,040	983,470
Minnesota Housing Finance Agency, RB, S/F Housing Series E, AMT, 0.70%, 01/01/25	800	774,393
Series E, AMT, 0.90%, 01/01/26	790	743,052
Series E, AMT, 1.10%, 01/01/27	585	538,000

		3,038,915

Missouri — 1.0%
City of St Charles Missouri, Refunding COP, Series B, 4.00%, 02/01/24	140	140,123
County of Greene Missouri, COP Series A, 4.00%, 03/01/24	275	275,554
Series A, 4.00%, 03/01/25	400	405,985
Kansas City Industrial Development Authority, ARB, AMT, 5.00%, 03/01/30	4,200	4,529,045

		5,350,707

Nebraska — 1.1%
County of Douglas Nebraska, Refunding RB, 4.40%, 07/01/35(a)	5,885	5,824,955

Nevada — 0.0%
Public Finance Authority, Refunding RB, 5.00%, 06/01/24	200	201,084

New Hampshire — 0.9%
New Hampshire Business Finance Authority, Refunding RB, Class A, AMT, 4.25%, 10/01/33(a)	4,800	4,767,079

Security	Par (000)	Value

New Jersey — 6.3%
New Jersey Economic Development Authority, RB, 5.00%, 06/15/29	$1,000	$1,120,606
New Jersey Economic Development Authority, Refunding RB Series B, 5.00%, 11/01/26	10,620	11,279,101
Series RRR, 5.00%, 03/01/24	6,850	6,867,779
Series RRR, 5.00%, 03/01/28	6,000	6,547,999
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/24	1,000	1,014,079
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 06/15/29	1,570	1,741,695
New Jersey Transportation Trust Fund Authority, Refunding RB, Series AA, 5.00%, 06/15/25	1,875	1,932,884
Township of Cranford New Jersey, Refunding GO, 5.00%, 06/20/24	4,000	4,029,565

		34,533,708

New Mexico — 0.6%
Albuquerque Municipal School District No. 12, GO, Series A, (SAW), 5.00%, 08/01/24	250	253,177
New Mexico Educational Assistance Foundation, Refunding RB, Series 1A, AMT, 5.00%, 09/01/27	2,000	2,125,843
New Mexico Mortgage Finance Authority, RB, M/F Housing, 5.00%, 02/01/42	1,030	1,051,599

		3,430,619

New York — 12.5%
Catskill Central School District, GO, (SAW), 5.00%, 06/28/24	1,570	1,581,650
City of New York, , VRDN, 4.10%, 06/01/44(a)	7,000	7,000,000
City of New York, GO, Class B4, 4.10%, 10/01/46(a)	4,000	4,000,000
Genesee County Funding Corp., Refunding RB Series A, 5.00%, 12/01/24	400	404,036
Series A, 5.00%, 12/01/25	200	204,469
Metropolitan Transportation Authority, Refunding RB Series B, 5.00%, 11/15/28	1,250	1,379,188
Series D, 5.00%, 11/15/27	4,630	4,914,848
Mount Pleasant Central School District, Refunding GO, (SAW), 5.00%, 06/28/24	4,000	4,029,691
New York City Housing Development Corp., RB, M/F Housing 3.70%, 05/01/63	5,000	5,020,010
3.80%, 11/01/63	1,000	1,009,302
New York City Housing Development Corp., Refunding RB, 1.05%, 05/01/28	1,000	902,797
New York City Municipal Water Finance Authority(a) , VRDN, 4.00%, 06/15/49	8,700	8,700,000
, VRDN, 4.10%, 06/15/53	8,700	8,700,000
New York City Municipal Water Finance Authority, Refunding RB, 4.10%, 06/15/50(a)	2,500	2,500,000
New York Power Authority, RB, (AGM), 5.00%, 11/15/27	1,375	1,500,412
New York Transportation Development Corp., ARB, AMT, 5.00%, 07/01/30	995	1,000,414
New York Transportation Development Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/25	1,000	1,022,553
Port Authority of New York & New Jersey, Refunding ARB, Series 207, AMT, 5.00%, 09/15/29	1,000	1,071,605
Port Authority of New York & New Jersey, Refunding RB, Series 227, AMT, 3.00%, 10/01/27	1,230	1,228,377
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing, Series 212, AMT, 2.95%, 04/01/25	1,000	982,672

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
State of New York Mortgage Agency Homeowner Mortgage Revenue, Refunding RB, S/F Housing AMT, 0.65%, 04/01/24	$705	$697,445
AMT, 0.75%, 10/01/24	830	808,283
AMT, 0.88%, 04/01/25	1,710	1,626,711
Town of Oyster Bay New York, Refunding GO, 4.00%, 03/01/24	390	390,763
Triborough Bridge & Tunnel Authority, Refunding RB, Series E2A, 4.66%, 04/01/26(a)	7,500	7,500,000

		68,175,226

Ohio(a) — 2.1%
Ohio Air Quality Development Authority, Refunding RB 4.00%, 09/01/30	4,120	4,188,395
Series A, AMT, 4.25%, 11/01/39	2,200	2,236,410
Ohio Higher Educational Facility Commission, Refunding RB, Series B, 4.10%, 12/01/42	5,335	5,250,289

		11,675,094

Oregon — 0.4%
City of Hermiston Oregon, GO, 4.00%, 06/01/24	345	346,617
Port of Portland Oregon Airport Revenue, Refunding ARB, AMT, 5.00%, 07/01/30	1,580	1,745,268

		2,091,885

Pennsylvania — 5.7%
Allegheny County Hospital Development Authority, RB, Series D2, 4.45%, 11/15/26(a)	3,850	3,846,124
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/28	1,000	1,076,205
Muhlenberg School District, Refunding GO, (SAW), 4.00%, 05/15/24	200	200,794
Pennsylvania Economic Development Financing Authority, RB, Class A, AMT, 4.27%, 06/01/41(a)	5,000	4,985,509
Pennsylvania Economic Development Financing Authority, Refunding RB(a) 5.05%, 12/01/37	6,200	6,200,000
Class B, 5.05%, 12/01/38	5,000	5,000,000
Pennsylvania Higher Education Assistance Agency, RB, Series A, AMT, 5.00%, 06/01/28	1,925	2,053,417
Pennsylvania Housing Finance Agency, RB, S/F Housing Series 137, 5.00%, 04/01/27	240	255,658
Series 137, 5.00%, 10/01/27	225	241,707
Series 137, 5.00%, 04/01/28	250	270,663
Series 137, 5.00%, 10/01/28	260	283,493
School District of Philadelphia, GO, (SAW), 5.00%, 09/01/29	1,350	1,499,946
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 4.23%, 02/15/24(a)(c)	5,000	4,997,464

		30,910,980

Rhode Island — 0.6%
Rhode Island Student Loan Authority, RB Series A, AMT, 5.00%, 12/01/27	1,600	1,701,644
Series A, AMT, 5.00%, 12/01/28	1,515	1,632,401

		3,334,045

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/24	350	354,423

Security	Par (000)	Value

Tennessee — 0.9%
Johnson City Health & Educational Facilities Board, Refunding RB Series A, 5.00%, 07/01/24	$1,190	$1,199,375
Series A, 5.00%, 07/01/25	1,000	1,024,281
New Memphis Arena Public Building Authority, RB, CAB, Convertible, 4.00%, 04/01/27(d)	1,855	1,771,900
Tennergy Corp., RB, Series A, 5.50%, 12/01/28	1,000	1,045,919

		5,041,475

Texas — 4.8%
Goose Creek Consolidated Independent School District, GO, (PSF), 2.00%, 02/15/25	1,285	1,274,987
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class B, 5.00%, 06/01/50(a)	1,500	1,654,376
Matagorda County Navigation District No. 1, Refunding RB, AMT, 4.25%, 05/01/30	1,145	1,147,094
North Central Texas Housing Finance Corp., RB, M/F Housing, 0.38%, 08/01/40(a)	3,500	3,443,673
North Texas Tollway Authority, Refunding RB, 5.00%, 01/01/27	6,000	6,434,324
Pecos Barstow Toyah Independent School District, GO, (PSF), 5.00%, 02/15/29	1,200	1,321,097
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/26	1,000	1,065,017
Texas Municipal Gas Acquisition & Supply Corp III, Refunding RB 5.00%, 12/15/28	5,130	5,388,600
5.00%, 12/15/29	3,785	4,010,019
Waco Educational Finance Corp., RB, 4.00%, 03/01/25	400	405,397

		26,144,584

Virginia — 0.3%
Isle of Wight County Economic Development Authority, RB (AGM), 5.00%, 07/01/27	360	385,864
(AGM), 5.00%, 07/01/30	500	561,910
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/27	425	436,658

		1,384,432

Washington — 3.1%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.10%, 01/01/40(a)	9,700	9,772,347
King County Housing Authority, Refunding RB, 3.00%, 06/01/24	225	224,019
State of Washington, GO, Series A, 0.00%, 12/01/28(b)	1,000	890,316
Washington Health Care Facilities Authority, Refunding RB(a) Series B, 5.00%, 08/01/49	2,255	2,295,803
Series B-3, 5.00%, 08/01/49	3,655	3,786,130

		16,968,615

Wisconsin — 3.6%
Public Finance Authority, Refunding RB, 5.00%, 01/01/24	300	300,000
State of Wisconsin, GO, Series A, 4.29%, 05/01/25(a)	11,490	11,458,703
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series C-2, 4.05%, 08/15/54(a)	8,000	7,861,453

		19,620,156

Total Long-Term Investments — 99.6% (Cost: $536,189,072)		541,469,303

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) December 31, 2023	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.76%(e)(f)	82,325	$82,333

Total Short-Term Securities — 0.0% (Cost: $82,333)		82,333

Total Investments — 99.6% (Cost: $536,271,405)		541,551,636
Other Assets Less Liabilities — 0.4%		2,408,915

Net Assets — 100.0%		$543,960,551

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$69,048	$12,368	(a)	$—	$917	$—	$82,333	82,325	$39,654	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$541,469,303	$—	$541,469,303
Short-Term Securities
Money Market Funds	82,333	—	—	82,333

	$82,333	$541,469,303	$—	$541,551,636

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

December 31, 2023

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,219,250,449	$1,481,670,911	$8,742,498,486	$541,469,303
Investments, at value — affiliated(b)	36,485,491	41,446,007	408,909,851	82,333
Cash	1,009,221	69,642	17,246	—
Cash pledged for futures contracts	5,483,000	859,000	—	—
Receivables:
Investments sold	55,000	136,618	69,028,344	—
Capital shares sold	2,333,433	6,337,097	25,676,597	1,643,631
Dividends — affiliated	202,974	204,888	552,548	6,469
Interest — unaffiliated	12,146,114	20,717,671	107,403,857	4,102,002
Variation margin on futures contracts	106,688	23,448	—	—
Unfunded commitments	8,566,578	14,203,568	—	—
Prepaid expenses	126,712	291,839	275,538	67,469

Total assets	1,285,765,660	1,565,960,689	9,354,362,467	547,371,207

ACCRUED LIABILITIES
Payables:
Investments purchased	—	2,473,275	75,398,261	—
Accounting services fees	61,936	78,594	281,034	42,532
Capital shares redeemed	3,329,739	8,278,789	39,254,334	2,508,553
Custodian fees	4,918	8,410	37,998	3,050
Income dividend distributions	640,720	1,080,444	4,126,500	604,254
Interest expense and fees	515,932	63,033	1,226,225	—
Investment advisory fees	294,798	402,375	2,775,924	111,689
Directors’ and Officer’s fees	31,090	20,430	255,297	7,909
Other accrued expenses	22,720	41,368	61,456	31,076
Professional fees	—	27,902	37,183	25,420
Proxy fees	4,222	20,075	91,012	1,422
Service and distribution fees	146,520	117,334	531,610	48,298
Transfer agent fees	94,365	114,355	638,090	26,453
Variation margin on futures contracts	51,262	—	—	—

Total accrued liabilities	5,198,222	12,726,384	124,714,924	3,410,656

OTHER LIABILITIES
TOB Trust Certificates	60,639,997	16,330,000	113,030,007	—

Total liabilities	65,838,219	29,056,384	237,744,931	3,410,656

Commitments and contingent liabilities

NET ASSETS	$1,219,927,441	$1,536,904,305	$9,116,617,536	$543,960,551

NET ASSETS CONSIST OF
Paid-in capital	$1,318,166,924	$1,748,725,537	$9,928,633,531	$564,313,779
Accumulated loss	(98,239,483)	(211,821,232)	(812,015,995)	(20,353,228)

NET ASSETS	$1,219,927,441	$1,536,904,305	$9,116,617,536	$543,960,551

(a) Investments, at cost — unaffiliated	$1,232,497,970	$1,587,561,813	$8,631,170,594	$536,189,072
(b) Investments, at cost — affiliated	$36,485,154	$41,438,935	$406,498,463	$82,333

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities (unaudited) (continued)

December 31, 2023

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

NET ASSET VALUE

Institutional
Net assets	$595,424,072	$712,739,507	$3,819,254,688	$275,412,152

Shares outstanding	55,841,733	79,794,575	374,284,640	27,837,812

Net asset value	$10.66	$8.93	$10.20	$9.89

Shares authorized	Unlimited	350 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	N/A	$813,351	N/A

Shares outstanding	N/A	N/A	79,764	N/A

Net asset value	N/A	N/A	$10.20	N/A

Shares authorized	N/A	N/A	375 Million	N/A

Par value	N/A	N/A	$0.10	N/A

Investor A
Net assets	$506,796,195	$492,067,593	$2,301,193,617	$217,894,638

Shares outstanding	47,499,917	55,229,537	225,359,660	22,006,336

Net asset value	$10.67	$8.91	$10.21	$9.90

Shares authorized	Unlimited	100 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$67,327,209	N/A	N/A	$9,488,771

Shares outstanding	6,310,686	N/A	N/A	958,145

Net asset value	$10.67	N/A	N/A	$9.90

Shares authorized	Unlimited	N/A	N/A	150 Million

Par value	$0.10	N/A	N/A	$0.10

Investor C
Net assets	$41,429,754	$21,654,955	$54,153,827	$3,972,397

Shares outstanding	3,884,413	2,423,817	5,302,597	415,035

Net asset value	$10.67	$8.93	$10.21	$9.57

Shares authorized	Unlimited	100 Million	375 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$8,950,211	$310,442,250	$2,941,202,053	$37,192,593

Shares outstanding	839,614	34,765,452	288,110,011	3,758,420

Net asset value	$10.66	$8.93	$10.21	$9.90

Shares authorized	Unlimited	2 Billion	1.35 Billion	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended December 31, 2023

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$828,117	$1,142,668	$8,568,588	$39,654
Interest — unaffiliated	23,725,008	39,034,040	174,447,839	9,945,441
Foreign taxes withheld	—	—	—	(2,035)

Total investment income	24,553,125	40,176,708	183,016,427	9,983,060

EXPENSES
Investment advisory	2,810,870	3,620,788	18,490,205	836,590
Service and distribution — class specific	875,340	720,680	3,209,969	299,415
Transfer agent — class specific	402,102	432,584	2,622,357	209,475
Professional	287,945	408,912	67,799	36,629
Accounting services	87,886	107,153	402,359	55,449
Registration	50,880	106,903	333,706	97,136
Printing and postage	25,041	12,649	19,937	16,994
Proxy	23,107	68,413	270,554	14,306
Directors and Officer	7,873	7,950	75,582	2,402
Custodian	7,634	10,962	53,879	3,824
Miscellaneous	22,288	12,566	92,365	13,791

Total expenses excluding interest expense	4,600,966	5,509,560	25,638,712	1,586,011
Interest expense(a)	1,341,754	79,220	3,536,164	5,573

Total expenses	5,942,720	5,588,780	29,174,876	1,591,584
Less:
Fees waived and/or reimbursed by the Manager	(579,671)	(423,533)	(1,320,498)	(177,381)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(102,328)	(112,819)	(1,047,014)	(92,818)

Total expenses after fees waived and/or reimbursed	5,260,721	5,052,428	26,807,364	1,321,385

Net investment income	19,292,404	35,124,280	156,209,063	8,661,675

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,338,474)	(22,222,074)	(154,843,347)	(4,242,488)
Investments — affiliated	—	14,418	(2,530,430)	917
Futures contracts	13,467,360	(204,412)	3,580,801	—
Payment by affiliate	—	5,419	12,317	—

	3,128,886	(22,406,649)	(153,780,659)	(4,241,571)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	29,353,858	41,701,530	246,776,714	11,189,956
Investments — affiliated	—	(2,137)	2,282,157	—
Futures contracts	(11,745,353)	(1,656,074)	(4,223,162)	—
Unfunded commitments	8,566,578	14,203,568	—	—

	26,175,083	54,246,887	244,835,709	11,189,956

Net realized and unrealized gain	29,303,969	31,840,238	91,055,050	6,948,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,596,373	$66,964,518	$247,264,113	$15,610,060

(a)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets

	BlackRock New York Municipal Opportunities Fund		BlackRock High Yield Municipal Fund

	Six Months Ended 12/31/23 (unaudited)	Year Ended 06/30/23	Six Months Ended 12/31/23 (unaudited)	Year Ended 06/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,292,404	$38,361,397	$35,124,280	$74,792,141
Net realized gain (loss)	3,128,886	(18,359,279)	(22,406,649)	(86,573,767)
Net change in unrealized appreciation (depreciation)	26,175,083	17,953,443	54,246,887	17,596,287

Net increase in net assets resulting from operations	48,596,373	37,955,561	66,964,518	5,814,661

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,565,633)	(18,871,586)	(16,738,039)	(36,868,182)
Investor A	(7,425,767)	(15,753,405)	(9,917,784)	(21,355,817)
Investor A1	(1,034,869)	(2,092,067)	—	—
Investor C	(489,094)	(1,107,024)	(377,998)	(879,081)
Class K	(133,507)	(165,888)	(6,423,354)	(14,355,376)

Decrease in net assets resulting from distributions to shareholders	(18,648,870)	(37,989,970)	(33,457,175)	(73,458,456)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(84,022,882)	(100,671,161)	(228,342,483)	(124,474,537)

NET ASSETS
Total decrease in net assets	(54,075,379)	(100,705,570)	(194,835,140)	(192,118,332)
Beginning of period	1,274,002,820	1,374,708,390	1,731,739,445	1,923,857,777

End of period	$1,219,927,441	$1,274,002,820	$1,536,904,305	$1,731,739,445

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock National Municipal Fund		BlackRock Short-Term Municipal Fund

	Six Months Ended 12/31/23 (unaudited)	Year Ended 06/30/23	Six Months Ended 12/31/23 (unaudited)	Year Ended 06/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$156,209,063	$321,416,784	$8,661,675	$13,764,820
Net realized loss	(153,780,659)	(522,716,261)	(4,241,571)	(8,934,263)
Net change in unrealized appreciation (depreciation)	244,835,709	497,352,297	11,189,956	7,156,997

Net increase in net assets resulting from operations	247,264,113	296,052,820	15,610,060	11,987,554

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(64,245,470)	(129,380,210)	(4,647,442)	(7,459,562)
Service	(17,711)	(51,853)	—	—
Investor A	(35,317,647)	(77,690,641)	(3,110,579)	(4,794,472)
Investor A1	—	—	(150,888)	(222,165)
Investor C	(670,874)	(1,654,404)	(51,409)	(65,028)
Class K	(54,521,875)	(113,373,232)	(654,315)	(1,287,639)

Decrease in net assets resulting from distributions to shareholders	(154,773,577)	(322,150,340)	(8,614,633)	(13,828,866)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(897,223,842)	(1,258,303,426)	(68,378,707)	(237,267,630)

NET ASSETS
Total decrease in net assets	(804,733,306)	(1,284,400,946)	(61,383,280)	(239,108,942)
Beginning of period	9,921,350,842	11,205,751,788	605,343,831	844,452,773

End of period	$9,116,617,536	$9,921,350,842	$543,960,551	$605,343,831

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Institutional

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.38		$10.36		$11.59	$10.83	$11.38	$11.31

Net investment income(a)	0.17		0.32		0.28	0.28	0.28	0.33
Net realized and unrealized gain (loss)	0.28		0.01		(1.23)	0.76	(0.55)	0.22

Net increase (decrease) from investment operations	0.45		0.33		(0.95)	1.04	(0.27)	0.55

Distributions(b)
From net investment income		(0.17)	(0.31)		(0.28)	(0.28)	(0.28)	(0.36)
From net realized gain	—		—		—	—	—	(0.12)

Total distributions		(0.17)	(0.31)		(0.28)	(0.28)	(0.28)	(0.48)

Net asset value, end of period	$10.66		$10.38		$10.36	$11.59	$10.83	$11.38

Total Return(c)
Based on net asset value	4.39	%(d)	3.27	%(e)	(8.35)%	9.71%	(2.41)%	4.96%

Ratios to Average Net Assets(f)
Total expenses	0.85	%(g)	0.81%		0.62%	0.61%	0.63%	0.71%

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.71%		0.56%	0.54%	0.58%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.50	%(g)	0.50%		0.50%	0.50%	0.50%	0.50%

Net investment income	3.34	%(g)	3.06%		2.49%	2.49%	2.52%	2.99%

Supplemental Data
Net assets, end of period (000)	$595,424		$617,182		$646,500	$706,229	$702,632	$733,534

Borrowings outstanding, end of period (000)	$60,640		$69,968		$119,892	$104,930	$94,386	$88,529

Portfolio turnover rate		15%	38%		32%	15%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock New York Municipal Opportunities Fund (continued)

		Investor A

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19

Net asset value, beginning of period	$10.39		$10.36		$11.59	$10.84	$11.39		$11.31

Net investment income(a)	0.16		0.29		0.25	0.25	0.25		0.31
Net realized and unrealized gain (loss)	0.27		0.03		(1.23)	0.75	(0.55)		0.22

Net increase (decrease) from investment operations	0.43		0.32		(0.98)	1.00	(0.30)		0.53

Distributions(b)
From net investment income		(0.15)	(0.29)		(0.25)	(0.25)	(0.25)		(0.33)
From net realized gain	—		—		—	—	—		(0.12)

Total distributions		(0.15)	(0.29)		(0.25)	(0.25)	(0.25)		(0.45)

Net asset value, end of period	$10.67		$10.39		$10.36	$11.59	$10.84		$11.39

Total Return(c)
Based on net asset value	4.25	%(d)	3.11	%(e)	(8.58)%	9.34%	(2.65)%		4.79%

Ratios to Average Net Assets(f)
Total expenses	1.08	%(g)	1.05%		0.86%	0.85%	0.88	%(h)	0.97%

Total expenses after fees waived and/or reimbursed	0.98	%(g)	0.96%		0.81%	0.79%	0.84%		0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.75	%(g)	0.75%		0.75%	0.75%	0.75%		0.75%

Net investment income	3.09	%(g)	2.81%		2.24%	2.24%	2.27%		2.73%

Supplemental Data
Net assets, end of period (000)	$506,796		$533,682		$585,695	$697,842	$756,236		$609,557

Borrowings outstanding, end of period (000)	$60,640		$69,968		$119,892	$104,930	$94,386		$88,529

Portfolio turnover rate		15%	38%		32%	15%	43%		43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock New York Municipal Opportunities Fund (continued)

		Investor A1

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19

Net asset value, beginning of period	$10.39		$10.36		$11.59	$10.84	$11.38		$11.31

Net investment income(a)	0.17		0.31		0.27	0.27	0.27		0.32
Net realized and unrealized gain (loss)	0.27		0.02		(1.23)	0.75	(0.54)		0.21

Net increase (decrease) from investment operations	0.44		0.33		(0.96)	1.02	(0.27)		0.53

Distributions(b)
From net investment income		(0.16)	(0.30)		(0.27)	(0.27)	(0.27)		(0.34)
From net realized gain	—		—		—	—	—		(0.12)

Total distributions		(0.16)	(0.30)		(0.27)	(0.27)	(0.27)		(0.46)

Net asset value, end of period	$10.67		$10.39		$10.36	$11.59	$10.84		$11.38

Total Return(c)
Based on net asset value	4.33	%(d)	3.27	%(e)	(8.44)%	9.50%	(2.42)%		4.85%

Ratios to Average Net Assets(f)
Total expenses	0.92	%(g)	0.90%		0.71%	0.70%	0.73	%(h)	0.81%

Total expenses after fees waived and/or reimbursed	0.83	%(g)	0.81%		0.66%	0.64%	0.69%		0.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.60	%(g)	0.60%		0.60%	0.60%	0.60%		0.60%

Net investment income	3.24	%(g)	2.96%		2.39%	2.39%	2.42%		2.89%

Supplemental Data
Net assets, end of period (000)	$67,327		$67,802		$74,808	$89,501	$91,458		$103,286

Borrowings outstanding, end of period (000)	$60,640		$69,968		$119,892	$104,930	$94,386		$88,529

Portfolio turnover rate		15%	38%		32%	15%	43%		43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock New York Municipal Opportunities Fund (continued)

		Investor C

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.38		$10.36		$11.59	$10.83	$11.38	$11.31

Net investment income(a)	0.12		0.21		0.17	0.17	0.17	0.22
Net realized and unrealized gain (loss)	0.29		0.02		(1.23)	0.76	(0.55)	0.21

Net increase (decrease) from investment operations	0.41		0.23		(1.06)	0.93	(0.38)	0.43

Distributions(b)
From net investment income		(0.12)	(0.21)		(0.17)	(0.17)	(0.17)	(0.24)
From net realized gain	—		—		—	—	—	(0.12)

Total distributions		(0.12)	(0.21)		(0.17)	(0.17)	(0.17)	(0.36)

Net asset value, end of period	$10.67		$10.38		$10.36	$11.59	$10.83	$11.38

Total Return(c)
Based on net asset value	3.96	%(d)	2.24	%(e)	(9.27)%	8.62%	(3.38)%	3.92%

Ratios to Average Net Assets(f)
Total expenses	1.83	%(g)	1.81%		1.62%	1.62%	1.64%	1.72%

Total expenses after fees waived and/or reimbursed	1.73	%(g)	1.71%		1.56%	1.54%	1.59%	1.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	1.50	%(g)	1.50%		1.50%	1.50%	1.50%	1.50%

Net investment income	2.33	%(g)	2.06%		1.48%	1.49%	1.52%	1.99%

Supplemental Data
Net assets, end of period (000)	$41,430		$47,957		$62,566	$87,465	$111,588	$119,391

Borrowings outstanding, end of period (000)	$60,640		$69,968		$119,892	$104,930	$94,386	$88,529

Portfolio turnover rate		15%	38%		32%	15%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock New York Municipal Opportunities Fund (continued)

		Class K

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.38		$10.36	$11.58	$10.83	$11.38	$11.31

Net investment income(a)	0.17		0.32	0.29	0.28	0.29	0.34
Net realized and unrealized gain (loss)	0.28		0.02	(1.23)	0.75	(0.55)	0.21

Net increase (decrease) from investment operations	0.45		0.34	(0.94)	1.03	(0.26)	0.55

Distributions(b)
From net investment income		(0.17)	(0.32)	(0.28)	(0.28)	(0.29)	(0.36)
From net realized gain	—		—	—	—	—	(0.12)

Total distributions		(0.17)	(0.32)	(0.28)	(0.28)	(0.29)	(0.48)

Net asset value, end of period	$10.66		$10.38	$10.36	$11.58	$10.83	$11.38

Total Return(c)
Based on net asset value	4.41	%(d)	3.33%	(8.23)%	9.67%	(2.36)%	5.01%

Ratios to Average Net Assets(e)
Total expenses	0.78	%(f)	0.76%	0.57%	0.57%	0.59%	0.67%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.66%	0.51%	0.49%	0.54%	0.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.45	%(f)	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	3.39	%(f)	3.12%	2.55%	2.53%	2.54%	3.05%

Supplemental Data
Net assets, end of period (000)	$8,950		$7,380	$5,139	$5,202	$4,097	$4,050

Borrowings outstanding, end of period (000)	$60,640		$69,968	$119,892	$104,930	$94,386	$88,529

Portfolio turnover rate		15%	38%	32%	15%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock High Yield Municipal Fund

		Institutional

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$8.72		$9.00		$10.69	$9.54	$9.89	$9.59

Net investment income(a)	0.19		0.36		0.32	0.35	0.36	0.39
Net realized and unrealized gain (loss)	0.21		(0.28)		(1.66)	1.15	(0.35)	0.30

Net increase (decrease) from investment operations	0.40		0.08		(1.34)	1.50	0.01	0.69

Distributions(b)
From net investment income		(0.19)	(0.36)		(0.32)	(0.35)	(0.36)	(0.39)
From net realized gain	—		—		(0.03)	—	—	—

Total distributions		(0.19)	(0.36)		(0.35)	(0.35)	(0.36)	(0.39)

Net asset value, end of period	$8.93		$8.72		$9.00	$10.69	$9.54	$9.89

Total Return(c)
Based on net asset value	4.68	%(d)(e)	0.90	%(d)	(12.84)%	16.00%	0.10%	7.36%

Ratios to Average Net Assets(f)
Total expenses	0.63	%(g)	0.71%		0.61%	0.61%	0.66%	0.71%

Total expenses after fees waived and/or reimbursed	0.56	%(g)	0.65%		0.59%	0.58%	0.64%	0.68%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.55	%(g)	0.54%		0.54%	0.54%	0.53%	0.52%

Net investment income	4.53	%(g)	4.12%		3.17%	3.44%	3.71%	4.03%

Supplemental Data
Net assets, end of period (000)	$712,740		$887,272		$884,648	$1,190,526	$757,746	$780,811

Borrowings outstanding, end of period (000)	$16,330		$—		$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate		11%	36%		34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock High Yield Municipal Fund (continued)

		Investor A

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$8.70		$8.98		$10.67	$9.52	$9.87	$9.56

Net investment income(a)	0.18		0.34		0.30	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.21		(0.29)		(1.66)	1.15	(0.35)	0.31

Net increase (decrease) from investment operations	0.39		0.05		(1.36)	1.47	(0.01)	0.67

Distributions(b)
From net investment income		(0.18)	(0.33)		(0.30)	(0.32)	(0.34)	(0.36)
From net realized gain	—		—		(0.03)	—	—	—

Total distributions		(0.18)	(0.33)		(0.33)	(0.32)	(0.34)	(0.36)

Net asset value, end of period	$8.91		$8.70		$8.98	$10.67	$9.52	$9.87

Total Return(c)
Based on net asset value	4.55	%(d)(e)	0.64	%(d)	(13.09)%	15.73%	(0.16)%	7.21%

Ratios to Average Net Assets(f)
Total expenses	0.86	%(g)	0.94%		0.84%	0.85%	0.92%	0.98%

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.90%		0.83%	0.83%	0.89%	0.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.80	%(g)	0.79%		0.78%	0.78%	0.78%	0.79%

Net investment income	4.29	%(g)	3.88%		2.96%	3.20%	3.46%	3.76%

Supplemental Data
Net assets, end of period (000)	$492,068		$513,184		$616,248	$634,326	$422,270	$345,255

Borrowings outstanding, end of period (000)	$16,330		$—		$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate		11%	36%		34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock High Yield Municipal Fund (continued)

		Investor C

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$8.72		$9.01	$10.70	$9.55	$9.89	$9.59

Net investment income(a)	0.15		0.28	0.22	0.25	0.26	0.29
Net realized and unrealized gain (loss)	0.20		(0.30)	(1.66)	1.15	(0.34)	0.30

Net increase (decrease) from investment operations	0.35		(0.02)	(1.44)	1.40	(0.08)	0.59

Distributions(b)
From net investment income		(0.14)	(0.27)	(0.22)	(0.25)	(0.26)	(0.29)
From net realized gain	—		—	(0.03)	—	—	—

Total distributions		(0.14)	(0.27)	(0.25)	(0.25)	(0.26)	(0.29)

Net asset value, end of period	$8.93		$8.72	$9.01	$10.70	$9.55	$9.89

Total Return(c)
Based on net asset value	4.15	%(d)(e)	(0.22)%	(13.70)%	14.83%	(0.80)%	6.28%

Ratios to Average Net Assets(f)
Total expenses	1.65	%(g)	1.73%	1.62%	1.63%	1.69%	1.74%

Total expenses after fees waived and/or reimbursed	1.56	%(g)	1.65%	1.59%	1.59%	1.65%	1.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	1.55	%(g)	1.54%	1.54%	1.54%	1.54%	1.54%

Net investment income	3.54	%(g)	3.12%	2.18%	2.49%	2.70%	3.02%

Supplemental Data
Net assets, end of period (000)	$21,655		$25,562	$33,626	$44,050	$58,114	$64,484

Borrowings outstanding, end of period (000)	$16,330		$—	$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate		11%	36%	34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock High Yield Municipal Fund (continued)

		Class K

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$8.72		$9.00		$10.69	$9.54	$9.89	$9.59

Net investment income(a)	0.20		0.37		0.33	0.35	0.36	0.39
Net realized and unrealized gain (loss)	0.20		(0.29)		(1.66)	1.15	(0.34)	0.30

Net increase (decrease) from investment operations	0.40		0.08		(1.33)	1.50	0.02	0.69

Distributions(b)
From net investment income		(0.19)	(0.36)		(0.33)	(0.35)	(0.37)	(0.39)
From net realized gain	—		—		(0.03)	—	—	—

Total distributions		(0.19)	(0.36)		(0.36)	(0.35)	(0.37)	(0.39)

Net asset value, end of period	$8.93		$8.72		$9.00	$10.69	$9.54	$9.89

Total Return(c)
Based on net asset value	4.70	%(d)(e)	0.95	%(d)	(12.80)%	16.05%	0.14%	7.40%

Ratios to Average Net Assets(f)
Total expenses	0.58	%(g)	0.65%		0.55%	0.57%	0.64%	0.69%

Total expenses after fees waived and/or reimbursed	0.51	%(g)	0.60%		0.54%	0.54%	0.60%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.50	%(g)	0.49%		0.49%	0.49%	0.49%	0.49%

Net investment income	4.58	%(g)	4.15%		3.33%	3.47%	3.77%	4.04%

Supplemental Data
Net assets, end of period (000)	$310,442		$305,721		$389,335	$166,379	$83,809	$49,062

Borrowings outstanding, end of period (000)	$16,330		$—		$99,141	$114,824	$102,624	$75,301

Portfolio turnover rate		11%	36%		34%	23%	31%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock National Municipal Fund

		Institutional

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.08		$10.08		$11.47	$11.07	$11.06	$10.79

Net investment income(a)	0.17		0.32		0.22	0.21	0.26	0.33
Net realized and unrealized gain (loss)	0.11		—		(1.34)	0.40	0.02	0.27

Net increase (decrease) from investment operations	0.28		0.32		(1.12)	0.61	0.28	0.60

Distributions(b)
From net investment income		(0.16)	(0.32)		(0.22)	(0.21)	(0.26)	(0.33)
From net realized gain	—		(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions		(0.16)	(0.32)		(0.27)	(0.21)	(0.27)	(0.33)

Net asset value, end of period	$10.20		$10.08		$10.08	$11.47	$11.07	$11.06

Total Return(d)
Based on net asset value	2.88	%(e)(f)	3.27	%(e)	(9.89)%	5.59%	2.62%	5.68%

Ratios to Average Net Assets(g)
Total expenses	0.57	%(h)	0.61%		0.49%	0.49%	0.53%	0.53%

Total expenses after fees waived and/or reimbursed	0.51	%(h)	0.55%		0.44%	0.44%	0.47%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.44	%(h)	0.43%		0.43%	0.43%	0.43%	0.43%

Net investment income	3.31	%(h)	3.21%		2.00%	1.89%	2.39%	3.04%

Supplemental Data
Net assets, end of period (000)	$3,819,255		$4,030,551		$4,410,891	$5,801,296	$4,650,471	$4,063,258

Borrowings outstanding, end of period (000)	$113,030		$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate		36%	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock National Municipal Fund (continued)

		Service

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.07		$10.07		$11.46	$11.07	$11.06	$10.78

Net investment income(a)	0.15		0.30		0.20	0.19	0.25	0.31
Net realized and unrealized gain (loss)	0.13		—		(1.34)	0.39	0.01	0.27

Net increase (decrease) from investment operations	0.28		0.30		(1.14)	0.58	0.26	0.58

Distributions(b)
From net investment income		(0.15)	(0.30)		(0.20)	(0.19)	(0.24)	(0.30)
From net realized gain	—		(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions		(0.15)	(0.30)		(0.25)	(0.19)	(0.25)	(0.30)

Net asset value, end of period	$10.20		$10.07		$10.07	$11.46	$11.07	$11.06

Total Return(d)
Based on net asset value	2.85	%(e)(f)	3.01%		(10.11)%	5.24%	2.37%	5.51%

Ratios to Average Net Assets(g)
Total expenses	0.82	%(h)	0.84%		0.70%	0.71%	0.74%	0.76%

Total expenses after fees waived and/or reimbursed	0.76	%(h)	0.80%		0.68%	0.68%	0.71%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.69	%(h)	0.68%		0.67%	0.67%	0.67%	0.68%

Net investment income	3.05	%(h)	2.94%		1.77%	1.65%	2.25%	2.90%

Supplemental Data
Net assets, end of period (000)	$813		$1,348		$2,889	$3,564	$3,494	$3,318

Borrowings outstanding, end of period (000)	$113,030		$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate		36%	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock National Municipal Fund (continued)

		Investor A

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.08		$10.08		$11.47	$11.08	$11.07	$10.80

Net investment income(a)	0.15		0.30		0.19	0.19	0.24	0.30
Net realized and unrealized gain (loss)	0.13		—		(1.34)	0.39	0.02	0.27

Net increase (decrease) from investment operations	0.28		0.30		(1.15)	0.58	0.26	0.57

Distributions(b)
From net investment income		(0.15)	(0.30)		(0.19)	(0.19)	(0.24)	(0.30)
From net realized gain	—		(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions		(0.15)	(0.30)		(0.24)	(0.19)	(0.25)	(0.30)

Net asset value, end of period	$10.21		$10.08		$10.08	$11.47	$11.08	$11.07

Total Return(d)
Based on net asset value	2.85	%(e)(f)	3.01%		(10.11)%	5.23%	2.36%	5.41%

Ratios to Average Net Assets(g)
Total expenses	0.81	%(h)	0.85%		0.75%	0.75%	0.80%	0.82%

Total expenses after fees waived and/or reimbursed	0.76	%(h)	0.80%		0.69%	0.69%	0.72%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.69	%(h)	0.68%		0.68%	0.68%	0.68%	0.68%

Net investment income	3.06	%(h)	2.96%		1.74%	1.64%	2.13%	2.79%

Supplemental Data
Net assets, end of period (000)	$2,301,194		$2,415,682		$2,976,747	$4,427,191	$3,978,736	$3,227,894

Borrowings outstanding, end of period (000)	$113,030		$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate		36%	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock National Municipal Fund (continued)

		Investor C

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.09		$10.09		$11.48	$11.08	$11.07	$10.80

Net investment income(a)	0.12		0.22		0.11	0.10	0.15	0.22
Net realized and unrealized gain (loss)	0.11		—		(1.34)	0.40	0.02	0.27

Net increase (decrease) from investment operations	0.23		0.22		(1.23)	0.50	0.17	0.49

Distributions(b)
From net investment income		(0.11)	(0.22)		(0.11)	(0.10)	(0.15)	(0.22)
From net realized gain	—		(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions		(0.11)	(0.22)		(0.16)	(0.10)	(0.16)	(0.22)

Net asset value, end of period	$10.21		$10.09		$10.09	$11.48	$11.08	$11.07

Total Return(d)
Based on net asset value	2.36	%(e)(f)	2.24%		(10.77)%	4.53%	1.60%	4.63%

Ratios to Average Net Assets(g)
Total expenses	1.56	%(h)	1.61%		1.48%	1.48%	1.51%	1.51%

Total expenses after fees waived and/or reimbursed	1.51	%(h)	1.55%		1.44%	1.44%	1.47%	1.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	1.44	%(h)	1.43%		1.43%	1.43%	1.43%	1.43%

Net investment income	2.30	%(h)	2.21%		0.99%	0.90%	1.39%	2.06%

Supplemental Data
Net assets, end of period (000)	$54,154		$64,495		$87,530	$129,601	$232,884	$270,445

Borrowings outstanding, end of period (000)	$113,030		$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate		36%	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock National Municipal Fund (continued)

		Class K

	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$10.08		$10.08		$11.47	$11.08	$11.07	$10.79

Net investment income(a)	0.17		0.33		0.23	0.22	0.27	0.33
Net realized and unrealized gain (loss)	0.13		—		(1.34)	0.39	0.02	0.28

Net increase (decrease) from investment operations	0.30		0.33		(1.11)	0.61	0.29	0.61

Distributions(b)
From net investment income		(0.17)	(0.33)		(0.23)	(0.22)	(0.27)	(0.33)
From net realized gain	—		(0.00	)(c)	(0.05)	—	(0.01)	—

Total distributions		(0.17)	(0.33)		(0.28)	(0.22)	(0.28)	(0.33)

Net asset value, end of period	$10.21		$10.08		$10.08	$11.47	$11.08	$11.07

Total Return(d)
Based on net asset value	3.01	%(e)(f)	3.32	%(e)	(9.84)%	5.54%	2.67%	5.82%

Ratios to Average Net Assets(g)
Total expenses	0.49	%(h)	0.53%		0.41%	0.42%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.46	%(h)	0.50%		0.39%	0.39%	0.42%	0.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.39	%(h)	0.38%		0.38%	0.38%	0.38%	0.38%

Net investment income	3.36	%(h)	3.26%		2.06%	1.94%	2.43%	3.09%

Supplemental Data
Net assets, end of period (000)	$2,941,202		$3,409,276		$3,727,694	$4,831,923	$4,524,990	$3,736,686

Borrowings outstanding, end of period (000)	$113,030		$207,520		$343,430	$126,900	$126,900	$324,360

Portfolio turnover rate		36%	63%		74%	42%	75%	77%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Short-Term Municipal Fund

		Institutional
	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$9.76		$9.80	$10.17	$10.15	$10.15	$10.08

Net investment income(a)	0.16		0.20	0.06	0.07	0.15	0.16
Net realized and unrealized gain (loss)	0.12		(0.03)	(0.37)	0.02	—	0.07

Net increase (decrease) from investment operations	0.28		0.17	(0.31)	0.09	0.15	0.23

Distributions from net investment income(b)		(0.15)	(0.21)	(0.06)	(0.07)	(0.15)	(0.16)

Net asset value, end of period	$9.89		$9.76	$9.80	$10.17	$10.15	$10.15

Total Return(c)
Based on net asset value	2.94	%(d)	1.72%	(3.06)%	0.90%	1.47%	2.32%

Ratios to Average Net Assets(e)
Total expenses	0.49	%(f)	0.46%	0.44%	0.44%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.37	%(f)	0.36%	0.36%	0.36%	0.36%	0.36%

Net investment income	3.16	%(f)	2.09%	0.59%	0.70%	1.46%	1.61%

Supplemental Data
Net assets, end of period (000)	$275,412		$316,270	$499,800	$502,164	$418,338	$350,720

Portfolio turnover rate		52%	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Short-Term Municipal Fund (continued)

		Investor A
	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$9.77		$9.81	$10.18	$10.16	$10.15	$10.08

Net investment income(a)	0.14		0.18	0.03	0.05	0.12	0.14
Net realized and unrealized gain (loss)	0.13		(0.04)	(0.36)	0.02	0.01	0.07

Net increase (decrease) from investment operations	0.27		0.14	(0.33)	0.07	0.13	0.21

Distributions from net investment income(b)		(0.14)	(0.18)	(0.04)	(0.05)	(0.12)	(0.14)

Net asset value, end of period	$9.90		$9.77	$9.81	$10.18	$10.16	$10.15

Total Return(c)
Based on net asset value	2.82	%(d)	1.48%	(3.28)%	0.66%	1.32%	2.08%

Ratios to Average Net Assets(e)
Total expenses	0.66	%(f)	0.65%	0.63%	0.64%	0.65%	0.67%

Total expenses after fees waived and/or reimbursed	0.60	%(f)	0.59%	0.59%	0.59%	0.60%	0.60%

Net investment income	2.89	%(f)	1.86%	0.34%	0.45%	1.19%	1.39%

Supplemental Data
Net assets, end of period (000)	$217,895		$227,368	$256,950	$287,551	$199,842	$109,462

Portfolio turnover rate		52%	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Short-Term Municipal Fund (continued)

		Investor A1
	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$9.77		$9.81	$10.18	$10.16	$10.16	$10.08

Net investment income(a)	0.14		0.19	0.04	0.06	0.13	0.15
Net realized and unrealized gain (loss)	0.14		(0.03)	(0.36)	0.02	0.01	0.08

Net increase (decrease) from investment operations	0.28		0.16	(0.32)	0.08	0.14	0.23

Distributions from net investment income(b)		(0.15)	(0.20)	(0.05)	(0.06)	(0.14)	(0.15)

Net asset value, end of period	$9.90		$9.77	$9.81	$10.18	$10.16	$10.16

Total Return(c)
Based on net asset value	2.89	%(d)	1.61%	(3.15)%	0.80%	1.37%	2.32%

Ratios to Average Net Assets(e)
Total expenses	0.54	%(f)	0.53%	0.51%	0.51%	0.51%	0.53%

Total expenses after fees waived and/or reimbursed	0.47	%(f)	0.46%	0.46%	0.46%	0.46%	0.46%

Net investment income	2.95	%(f)	1.95%	0.44%	0.57%	1.33%	1.47%

Supplemental Data
Net assets, end of period (000)	$9,489		$10,266	$11,876	$12,930	$14,172	$15,570

Portfolio turnover rate		52%	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Short-Term Municipal Fund (continued)

		Investor C
	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$9.45		$9.48	$9.88	$9.89	$9.89	$9.82

Net investment income (loss)(a)	0.07		0.08	(0.07)	(0.05)	0.03	0.05
Net realized and unrealized gain (loss)	0.15		(0.01)	(0.33)	0.04	0.02	0.08

Net increase (decrease) from investment operations	0.22		0.07	(0.40)	(0.01)	0.05	0.13

Distributions from net investment income(b)		(0.10)	(0.10)	—	—	(0.05)	(0.06)

Net asset value, end of period	$9.57		$9.45	$9.48	$9.88	$9.89	$9.89

Total Return(c)
Based on net asset value	2.36	%(d)	0.80%	(4.05)%	(0.10)%	0.46%	1.33%

Ratios to Average Net Assets(e)
Total expenses	1.47	%(f)	1.44%	1.42%	1.43%	1.43%	1.45%

Total expenses after fees waived and/or reimbursed	1.37	%(f)	1.36%	1.36%	1.36%	1.36%	1.36%

Net investment income (loss)	1.49	%(f)	0.88%	(0.76)%	(0.53)%	0.34%	0.52%

Supplemental Data
Net assets, end of period (000)	$3,972		$5,411	$4,576	$5,123	$10,373	$15,434

Portfolio turnover rate		52%	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Short-Term Municipal Fund (continued)

		Class K
	Six Months Ended 12/31/23 (unaudited)		Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19

Net asset value, beginning of period	$9.77		$9.80	$10.17	$10.15	$10.15	$10.08

Net investment income(a)	0.15		0.20	0.06	0.06	0.12	0.14
Net realized and unrealized gain (loss)	0.14		(0.02)	(0.37)	0.04	0.03	0.10

Net increase (decrease) from investment operations	0.29		0.18	(0.31)	0.10	0.15	0.24

Distributions from net investment income(b)		(0.16)	(0.21)	(0.06)	(0.08)	(0.15)	(0.17)

Net asset value, end of period	$9.90		$9.77	$9.80	$10.17	$10.15	$10.15

Total Return(c)
Based on net asset value	2.96	%(d)	1.87%	(3.01)%	0.95%	1.52%	2.37%

Ratios to Average Net Assets(e)
Total expenses	0.38	%(f)	0.37%	0.35%	0.36%	0.37%	0.38%

Total expenses after fees waived and/or reimbursed	0.32	%(f)	0.31%	0.31%	0.31%	0.31%	0.31%

Net investment income	3.07	%(f)	2.04%	0.64%	0.57%	1.23%	1.43%

Supplemental Data
Net assets, end of period (000)	$37,193		$46,029	$71,250	$18,177	$7,148	$7,450

Portfolio turnover rate		52%	101%	106%	41%	94%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege

Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for all Funds other than New York Municipal, which is subject to a maximum sales charge of 4.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of BlackRock Multi-State Municipal Series Trust and Board of Directors of BlackRock Municipal Bond Fund, Inc. are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (unaudited) (continued)

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (unaudited) (continued)

the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded commitments:

Fund Name	Investment Name	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
New York Municipal	Bond Forward	$37,277,865	$37,277,865	$45,844,443	$8,566,578

					$8,566,578

High Yield Municipal	Bond Forward	$61,807,488	$61,807,488	$76,011,056	14,203,568

					$14,203,568

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
New York Municipal	$1,183,454	$124,651	$33,505	$1,341,610
High Yield Municipal	66,486	7,232	3,643	77,361
National Municipal	2,660,172	262,578	602,828	3,525,578

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For the six months ended December 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
New York Municipal	$133,336,924		$60,639,997		3.89% — 3.99%	$65,374,945	4.08%
High Yield Municipal	26,082,117		16,330,000		3.90 — 3.90	4,517,283	3.41
National Municipal	246,778,226		113,030,007		3.89 — 3.94	148,313,100	4.73

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at December 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at December 31, 2023.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	New York Municipal	High Yield Municipal
First $1 billion	0.47%	0.47%
$1 billion — $3 billion	0.44	0.44
$3 billion — $5 billion	0.42	0.42
$5 billion — $10 billion	0.41	0.41
Greater than $10 billion	0.40	0.40

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Notes to Financial Statements (unaudited) (continued)

	Investment Advisory Fees
Aggregate of Average Daily Net Assets of the Two Combined Funds(a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of National Municipal and Short-Term Municipal (the “two combined Funds”) that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the applicable Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	New York Municipal		High Yield Municipal		National Municipal		Short-Term Municipal
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	N/A	N/A	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	N/A	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total
New York Municipal	$—	$623,146	$33,047	$219,147	$875,340
High Yield Municipal	—	607,244	—	113,436	720,680
National Municipal	1,467	2,914,126	—	294,376	3,209,969
Short-Term Municipal	—	269,981	5,003	24,431	299,415

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$523	$—	$858	$891	$—	$12	$2,284
High Yield Municipal	827	—	1,631	—	525	410	3,393
National Municipal	16,860	71	4,651	—	490	5,675	27,747
Short-Term Municipal	614	—	614	31	31	89	1,379

For the six months ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$232,888	$—	$137,824	$17,282	$13,878	$230	$402,102
High Yield Municipal	280,919	—	121,531	—	9,843	20,291	432,584
National Municipal	1,695,775	497	859,336	—	22,474	44,275	2,622,357
Short-Term Municipal	165,135	—	38,220	3,115	2,311	694	209,475

Other Fees: For the six months ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
New York Municipal	$1,108
High Yield Municipal	3,296
National Municipal	8,252

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Investor A
Short-Term Municipal	$249

For the six months ended December 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
New York Municipal	$22,840	$34
High Yield Municipal	29,432	794
National Municipal	30,397	2,153
Short-Term Municipal	4,550	—

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$16,424
High Yield Municipal	33,532
National Municipal	229,816
Short-Term Municipal	1,237

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to National Municipal, for the six months ended December 31, 2023, the Manager waived $82,451 in investment advisory fees pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K
New York Municipal	0.50%	—	0.75%	0.60%	1.50%	0.45%
High Yield Municipal	0.54	—	0.79	—	1.54	0.49
National Municipal	0.43	0.68%	0.68	—	1.43	0.38
Short-Term Municipal	0.36	—	0.61	0.46	1.36	0.31

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2023, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$563,247
High Yield Municipal	390,001
National Municipal	1,008,231
Short-Term Municipal	176,144

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the six months ended December 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$84,980	$—	$13,393	$784	$2,939	$232	$102,328
High Yield Municipal	87,127	—	1,231	—	4,171	20,290	112,819
National Municipal	716,948	204	277,042	—	7,770	45,050	1,047,014
Short-Term Municipal	90,422	—	—	614	1,089	693	92,818

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent

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Notes to Financial Statements (unaudited) (continued)

permitted by each Fund’s investment policies and restrictions. New York Municipal, National Municipal and Short-Term Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2023, High Yield Municipal and National Municipal received a reimbursement of $5,419 and $12,317, respectively, from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Short-Term Municipal	$—	$11,926,298	$—

7.	PURCHASES AND SALES

For the six months ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
New York Municipal	$185,425,484	$281,679,267
High Yield Municipal	174,832,363	351,627,660
National Municipal	3,258,909,595	3,979,376,830
Short-Term Municipal	288,134,399	326,895,911

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards (a)
New York Municipal	$(86,418,874)
High Yield Municipal	(97,110,272)
National Municipal	(778,634,910)
Short-Term Municipal	(21,683,743)

(a)	Amounts available to offset future realized capital gains.

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Notes to Financial Statements (unaudited) (continued)

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
New York Municipal	$1,208,056,764	$107,313,869	$(127,548,933)	$(20,235,064)
High Yield Municipal	1,613,002,901	47,524,135	(155,396,193)	(107,872,058)
National Municipal	8,924,114,111	410,932,223	(296,668,004)	114,264,219
Short-Term Municipal	536,420,745	7,685,390	(2,554,499)	5,130,891

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund,

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Notes to Financial Statements (unaudited) (continued)

and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

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Notes to Financial Statements (unaudited) (continued)

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/23		Year Ended 06/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New York Municipal
Institutional
Shares sold	11,269,285	$115,278,112	32,406,128	$335,027,734
Shares issued in reinvestment of distributions	831,911	8,519,554	1,603,853	16,570,892
Shares redeemed	(15,716,835)	(160,037,947)	(36,964,555)	(380,414,331)

	(3,615,639)	$(36,240,281)	(2,954,574)	$(28,815,705)

Investor A
Shares sold and automatic conversion of shares	3,261,973	$33,759,455	10,346,524	$107,423,413
Shares issued in reinvestment of distributions	682,791	6,997,145	1,406,363	14,539,454
Shares redeemed	(7,825,320)	(80,136,467)	(16,879,571)	(174,209,177)

	(3,880,556)	$(39,379,867)	(5,126,684)	$(52,246,310)

Investor A1
Shares sold	—	$1,545	—	$—
Shares issued in reinvestment of distributions	71,234	729,855	141,242	1,459,876
Shares redeemed	(288,603)	(2,955,443)	(830,894)	(8,579,031)

	(217,369)	$(2,224,043)	(689,652)	$(7,119,155)

Investor C
Shares sold	129,015	$1,329,775	420,509	$4,336,131
Shares issued in reinvestment of distributions	46,666	477,769	103,781	1,072,286
Shares redeemed and automatic conversion of shares	(909,992)	(9,313,345)	(1,944,163)	(20,149,277)

	(734,311)	$(7,505,801)	(1,419,873)	$(14,740,860)

Class K
Shares sold	281,212	$2,890,822	468,916	$4,870,303
Shares issued in reinvestment of distributions	12,778	130,891	15,497	160,163
Shares redeemed	(165,432)	(1,694,603)	(269,561)	(2,779,597)

	128,558	$1,327,110	214,852	$2,250,869

	(8,319,317)	$(84,022,882)	(9,975,931)	$(100,671,161)

	Six Months Ended 12/31/23		Year Ended 06/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

High Yield Municipal
Institutional
Shares sold	26,473,976	$221,956,230	111,362,980	$984,955,258
Shares issued in reinvestment of distributions	1,444,476	12,269,695	3,144,469	27,603,202
Shares redeemed	(49,867,924)	(424,744,590)	(111,018,776)	(975,425,098)

	(21,949,472)	$(190,518,665)	3,488,673	$37,133,362

Investor A
Shares sold and automatic conversion of shares	9,029,646	$77,036,743	21,894,654	$194,013,727
Shares issued in reinvestment of distributions	1,098,703	9,294,736	2,224,395	19,470,725
Shares redeemed	(13,896,457)	(117,480,543)	(33,735,457)	(296,812,715)

	(3,768,108)	$(31,149,064)	(9,616,408)	$(83,328,263)

Investor C
Shares sold	132,677	$1,143,168	514,995	$4,534,226
Shares issued in reinvestment of distributions	44,202	374,822	98,158	861,513
Shares redeemed and automatic conversion of shares	(683,533)	(5,808,644)	(1,416,304)	(12,526,652)

	(506,654)	$(4,290,654)	(803,151)	$(7,130,913)

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 12/31/23		Year Ended 06/30/23
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

High Yield Municipal (continued)
Class K
Shares sold	7,440,192	$63,142,268	27,438,350	$240,471,769
Shares issued in reinvestment of distributions	737,961	6,263,515	1,553,326	13,630,994
Shares redeemed	(8,480,564)	(71,789,883)	(37,176,904)	(325,251,486)

	(302,411)	$(2,384,100)	(8,185,228)	$(71,148,723)

	(26,526,645)	$(228,342,483)	(15,116,114)	$(124,474,537)

	Six Months Ended 12/31/23		Year Ended 06/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

National Municipal
Institutional
Shares sold	78,185,962	$773,753,295	244,446,398	$2,440,723,410
Shares issued in reinvestment of distributions	5,475,043	54,376,159	10,553,339	105,279,780
Shares redeemed	(109,322,801)	(1,082,333,004)	(292,758,167)	(2,910,047,193)

	(25,661,796)	$(254,203,550)	(37,758,430)	$(364,044,003)

Service
Shares sold	31	$430	26,659	$268,873
Shares issued in reinvestment of distributions	1,707	16,930	4,495	44,820
Shares redeemed	(55,813)	(560,088)	(184,205)	(1,832,566)

	(54,075)	$(542,728)	(153,051)	$(1,518,873)

Investor A
Shares sold and automatic conversion of shares	83,565,337	$814,012,290	259,086,337	$2,572,636,824
Shares issued in reinvestment of distributions	3,333,825	33,134,995	7,223,524	72,104,094
Shares redeemed	(101,075,575)	(988,480,981)	(321,963,496)	(3,197,402,552)

	(14,176,413)	$(141,333,696)	(55,653,635)	$(552,661,634)

Investor C
Shares sold	464,103	$4,611,802	980,208	$9,799,188
Shares issued in reinvestment of distributions	66,020	656,099	159,468	1,591,332
Shares redeemed and automatic conversion of shares	(1,621,725)	(16,141,685)	(3,424,402)	(34,200,726)

	(1,091,602)	$(10,873,784)	(2,284,726)	$(22,810,206)

Class K
Shares sold	45,752,366	$454,184,078	101,861,597	$1,015,663,294
Shares issued in reinvestment of distributions	5,298,358	52,595,441	10,841,140	108,197,314
Shares redeemed	(101,086,760)	(997,049,603)	(144,310,411)	(1,441,129,318)

	(50,036,036)	$(490,270,084)	(31,607,674)	$(317,268,710)

	(91,019,922)	$(897,223,842)	(127,457,516)	$(1,258,303,426)

	Six Months Ended 12/31/23		Year Ended 06/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term Municipal
Institutional
Shares sold	8,230,020	$80,053,237	27,952,382	$272,437,165
Shares issued in reinvestment of distributions	302,581	2,951,647	464,272	4,525,411
Shares redeemed	(13,087,501)	(127,419,040)	(47,015,164)	(459,749,071)

	(4,554,900)	$(44,414,156)	(18,598,510)	$(182,786,495)

Investor A
Shares sold and automatic conversion of shares	3,949,659	$38,649,535	14,839,360	$144,766,174
Shares issued in reinvestment of distributions	296,716	2,896,472	451,773	4,407,135
Shares redeemed	(5,510,011)	(53,767,240)	(18,218,805)	(177,952,916)

	(1,263,636)	$(12,221,233)	(2,927,672)	$(28,779,607)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 12/31/23		Year Ended 06/30/23
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Short-Term Municipal (continued)
Investor A1
Shares sold	1	$—	—	$—
Shares issued in reinvestment of distributions	8,712	85,065	13,181	128,594
Shares redeemed	(101,089)	(986,949)	(173,253)	(1,692,017)

	(92,376)	$(901,884)	(160,072)	$(1,563,423)

Investor C
Shares sold	29,461	$277,874	442,653	$4,168,650
Shares issued in reinvestment of distributions	5,415	51,077	6,611	62,359
Shares redeemed and automatic conversion of shares	(192,663)	(1,818,863)	(359,060)	(3,386,085)

	(157,787)	$(1,489,912)	90,204	$844,924

Class K
Shares sold	352,293	$3,437,702	4,566,177	$44,449,107
Shares issued in reinvestment of distributions	22,135	215,952	48,977	477,254
Shares redeemed	(1,329,274)	(13,005,176)	(7,170,154)	(69,909,390)

	(954,846)	$(9,351,522)	(2,555,000)	$(24,983,029)

	(7,023,545)	$(68,378,707)	(24,151,050)	$(237,267,630)

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund (the “Funds”), each a series of the Corporation or the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation and the Board of Trustees of the Trust (the “Board”), on behalf of the Funds, met on November 14-15, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect trustee nominees for the BlackRock Multi-State Municipal Series Trust (the “Trust”).

Shareholders elected the Trustees(a) as follows:

	Votes For	Votes Against	Votes Abstained
Lorenzo A. Flores	157,754,353	4,943,620	1,327,181
Stayce D. Harris	158,273,711	4,459,919	1,291,524
J. Phillip Holloman	155,586,816	5,535,010	2,903,328
Arthur P. Steinmetz	155,419,703	5,957,521	2,647,930

(a) Denotes Trust-wide proposal and voting results.

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect director nominees for the BlackRock Municipal Bond Fund, Inc. (the “Corporation”).

Shareholders elected the Directors(a) as follows:

	Votes For	Votes Against	Votes Abstained
Lorenzo A. Flores	1,085,651,336	18,152,624	16,131,399
Stayce D. Harris	1,087,270,030	17,234,652	15,430,677
J. Phillip Holloman	1,085,526,296	18,168,164	16,240,899
Arthur P. Steinmetz	1,084,634,679	18,987,501	16,313,179

(a) Denotes Corporation-wide proposal and voting results.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information (continued)

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Fund and Service Providers (continued)

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

ETF	Exchange-Traded Fund

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-State Municipal Series Trust

Date: February 23, 2024

3